UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	3-31

Date of reporting period:	3-31-2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

 ANNUAL REPORT     MARCH 31, 2011

Equity Income Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	31
Proxy Voting Results	32
Management	33
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

With an existing vacancy and several directors approaching retirement age over the next few years, your American Century Investments Kansas City-based mutual fund board of directors recently addressed board succession planning. The board developed a succession plan and conducted an extensive search that yielded two new members who will join the board in 2011.

As part of the planning process, the board referred to the criteria for potential new directors set forth in its director nomination policy adopted in 2009. A nomination process generated more than 20 candidates whose credentials were reviewed by the board’s Governance Committee. Six candidates were selected by the committee for telephone interviews. Three were then chosen for in person interviews.

The committee recommended, and the full board approved, the addition of Jan Lewis, currently the President and Chief Executive Officer of Catholic Charities of Northeast Kansas, to fill the vacant board seat and the addition as an advisory director of Stephen E. Yates, who recently retired as Executive Vice President, Technology and Operations at Keycorp of Cleveland, Ohio. Mr. Yates will serve in an advisory capacity for 12-18 months before becoming an active director. Both of these additions bring operating management experience and unique perspectives to our various tasks.

We look forward to the contributions of our new directors to our efforts as shareholder representatives and thank the Governance Committee for their thorough search process.

If you have comments, suggestions or questions send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

U.S. Stocks Enjoyed Double-Digit Gains

Thanks to a sharp rally during the last six months, the U.S. stock market enjoyed solid gains for the one-year period ended March 31, 2011. The market’s upward trajectory was fueled by renewed investor confidence in a sustainable economic recovery.

The period started on a down note as the U.S. economic expansion that began in mid-2009 started to lose momentum. Signs of slowing economic growth in the second and third quarters of 2010, along with intensifying sovereign debt problems in Europe, raised the possibility of a “double-dip” recession (a recession followed by a brief recovery and then another recession). Uncertain economic expectations led to a broad stock decline and increased market volatility during the first half of the 12-month period.

However, stocks rebounded during the last six months of the period as the clouded economic outlook came into sharper focus. As the Federal Reserve implemented a second round of quantitative easing measures, economic data steadily improved, most notably in the labor market, which produced six straight months of positive job growth. Furthermore, corporate profit growth remained robust as cost-cutting efforts at many companies during the 2008–09 recession translated into substantial operating leverage as economic activity increased. As a result, the equity market rallied sharply throughout the last half of the 12-month period, overcoming some challenges in early 2011, including growing unrest in the Middle East and an earthquake and tsunami in Japan.

Value Stocks Underperformed

Although stocks rallied across the board, smaller-company issues and growth-oriented companies were the best performers (see the table below). Growth shares outpaced value amid increased demand for economically sensitive stocks, which tend to be congregated in growth-oriented sectors of the market. In addition, investors’ higher appetite for risk during the latter half of the period favored growth stocks.

Another factor contributing to the underperformance of value stocks was the financials sector (the largest weighting in most value indices), which posted the lowest return of any sector in the market. Continued weakness in the housing market and regulatory uncertainty weighed on the shares of financial companies.

U.S. Stock Index Returns
For the 12 months ended March 31, 2011
Russell 1000 Index (Large-Cap)	16.69%	Russell 2000 Index (Small-Cap)	25.79%
Russell 1000 Growth Index	18.26%	Russell 2000 Growth Index	31.04%
Russell 1000 Value Index	15.15%	Russell 2000 Value Index	20.63%
Russell Midcap Index	24.27%
Russell Midcap Growth Index	26.60%
Russell Midcap Value Index	22.26%

4

Performance

Total Returns as of March 31, 2011
				Average Annual Returns
	Ticker Symbol	1 year		5 years		10 years		Since Inception		Inception Date
Investor Class	TWEIX	13.23%		4.16%		7.02%		10.75%		8/1/94
Russell 3000 Value Index	—	15.60%		1.43%		4.87%		9.27	%(1)	—
S&P 500 Index	—	15.65%		2.62%		3.29%		8.59	%(1)	—
Lipper Equity Income Funds Index	—	14.93%		2.34%		4.10%		7.58	%(1)	—
Institutional Class	ACIIX	13.60%		4.39%		7.22%		7.72%		7/8/98
A Class(2) No sales charge* With sales charge*	TWEAX	12.95 6.49	% %	3.90 2.69	% %	6.75 6.13	% %	8.58 8.13	% %	3/7/97
B Class No sales charge* With sales charge*	AEKBX	12.08 8.08	% %	— —		— —		-0.77 -1.65	% %	9/28/07
C Class	AEYIX	12.25%		3.15%		—		5.40%		7/13/01
R Class	AEURX	12.68%		3.67%		—		6.17%		8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase.  C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 7/31/94, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.97%	0.77%	1.22%	1.97%	1.97%	1.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Phil Davidson, Kevin Toney, and Michael Liss

Performance Summary

Equity Income returned 13.23%* for the 12 months ended March 31, 2011. By comparison, the Lipper Equity Income Funds Index returned 14.93%, and the average return for Morningstar’s Large Cap Value category (its performance, like Equity Income’s, reflects operating expenses) was 14.16%.** Two market indices—the Russell 3000 Value Index (the fund’s benchmark) and the S&P 500 Index—returned 15.60% and 15.65%, respectively. The fund’s return reflects operating expenses, while the indices’ returns do not.

Despite significant volatility at both ends of the reporting period, stocks posted strong gains. As the U.S. economy continued its slow recovery, investors digested the implications of several dramatic events, including the sovereign debt crisis in Europe, the oil spill in the Gulf of Mexico, political turmoil in the Middle East, and the tragedy of the earthquake, tsunami, and nuclear disaster in Japan. Higher-risk stocks were in favor as fears of a double-dip recession eased. At the same time, investors continued to favor higher-yielding securities because of very low interest rates. In this environment, Equity Income’s higher-quality, income-producing securities performed well in absolute terms. Many of the companies owned by the portfolio have strong balance sheets and competitive positions, which allowed them to continue paying dividends and, in some cases, increase their dividend payouts.

Equity Income is carefully managed to provide solid long-term performance. Since its inception on August 1, 1994, Equity Income has produced an average annual return of 10.75%, topping the returns for the Lipper Equity Income Funds Index, Morningstar’s Large Cap Value category average, the Russell 3000 Value Index, and the S&P 500 Index for the same period (see performance information on pages 5 – 6 or in the footnotes below).

Energy Detracted

An overweight in energy, the strongest-performing sector in the benchmark, enhanced relative results. However, Equity Income’s mix of large integrated oil and gas companies offset progress. The stocks held by the portfolio did not keep pace with the sector’s performance as the turmoil in the Middle East pushed oil prices higher. In particular, Equity Income was hampered by its lack of exposure to oil services names and exploration and production companies.

Health Care Hurt Results

While a position in the stocks of health care providers and services companies added value, security selection hindered relative performance. Our investment process does not favor many of these names, largely because of the low dividends they pay. As a result of our selectivity, we successfully avoided a number of weak performers. Overall, however, health care providers and services companies — which are expected to benefit from the 2010 health-care reform law— outperformed. An investment in an Invitrogen Corp. convertible security dampened relative results. The global biotechnology tools company (since renamed Life Technologies Corp.) has significant exposure to U.S. government research spending and could be affected by budget cuts.

*	All fund returns referenced in this commentary are for Investor Class shares.

**
The average returns for Morningstar’s Large Cap Value category were 1.65% and 4.13% for the five- and ten-year periods ended March 31, 2011, respectively, and 7.88% from September 1, 1994, the date nearest the Investor Class’s inception for which data are available, through March 31, 2011. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

Financials Contributed

Equity Income benefited from an underweight position and strategic stock selection in financials, the weakest sector in the benchmark. In keeping with the management team’s cautious and conservative approach, the portfolio did not own Bank of America’s common stock, which underperformed. However, it did hold the bank’s less-risky convertible preferred stock, which appreciated in price as the company stabilized its balance sheet.

Elsewhere in the sector, our investments were concentrated in the less-volatile names in the insurance industry. Equity Income was overweight shares of Marsh & McLennan Companies, ACE Ltd., and Chubb Corp. Despite a difficult pricing environment and low interest rates, all three companies posted attractive returns on capital.

Information Technology Added Value

Security selection within information technology enhanced performance. A notable contributor was Accenture, which specializes in management consulting, technology services, and outsourcing. The company posted improved results driven by increased consulting bookings and revenue growth across its operating groups.

In the semiconductor industry, Equity Income benefited from an investment in an Intel convertible security. An underweight in the chipmaker’s common stock during the first half of the reporting period was also advantageous. Intel’s share price dropped sharply after the company lowered its revenue forecast, citing weaker-than-expected consumer demand for personal computers. We added to our position near the stock’s lows, and by managing its weighting in the portfolio through the end of the reporting period, captured some of the upside as the share price rebounded.

Outlook

We will continue to follow our disciplined, bottom-up investment process, selecting companies one at a time for the portfolio. As of March 31, 2011, we see attractive opportunities in consumer staples, health care, and utilities, reflected by our overweight positions in these sectors. We continue to be selective in holdings of information technology, consumer discretionary, and financials, materials and energy companies, relying on fundamental analysis to identify strong, financially sound businesses whose securities provide attractive yields.

8

Fund Characteristics

MARCH 31, 2011
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.9%
Bank of America Corp. (Convertible)	3.9%
Annaly Capital Management, Inc. (Convertible)	3.2%
3M Co.	3.0%
Johnson & Johnson	2.9%
Total SA	2.9%
Procter & Gamble Co. (The)	2.8%
Consolidated Edison, Inc.	2.6%
Life Technologies Corp. (Convertible)	2.6%
United Parcel Service, Inc., Class B	2.5%

Top Five Industries	% of net assets
Oil, Gas & Consumable Fuels	11.0%
Pharmaceuticals	8.5%
Real Estate Investment Trusts (REITs)	6.8%
Household Products	6.4%
Insurance	5.9%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	66.0%
Foreign Common Stocks	5.7%
Convertible Bonds	18.8%
Convertible Preferred Stocks	6.7%
Total Equity Exposure	97.2%
Temporary Cash Investments	1.8%
Other Assets and Liabilities	1.0%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 – 3/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,110.10	$5.00	0.95%
Institutional Class	$1,000	$1,111.00	$3.95	0.75%
A Class	$1,000	$1,108.70	$6.31	1.20%
B Class	$1,000	$1,104.30	$10.23	1.95%
C Class	$1,000	$1,104.40	$10.23	1.95%
R Class	$1,000	$1,107.40	$7.62	1.45%
Hypothetical
Investor Class	$1,000	$1,020.19	$4.78	0.95%
Institutional Class	$1,000	$1,021.19	$3.78	0.75%
A Class	$1,000	$1,018.95	$6.04	1.20%
B Class	$1,000	$1,015.21	$9.80	1.95%
C Class	$1,000	$1,015.21	$9.80	1.95%
R Class	$1,000	$1,017.70	$7.29	1.45%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2011

Shares/ Principal Amount	Value
Common Stocks — 71.7%
AEROSPACE & DEFENSE — 1.1%
Northrop Grumman Corp.	708,000	$44,398,680
Raytheon Co.	1,045,100	53,164,237
		97,562,917
AIR FREIGHT & LOGISTICS — 2.5%
United Parcel Service, Inc., Class B	2,910,721	216,324,785
AUTOMOBILES — 0.3%
Honda Motor Co. Ltd.	627,500	23,574,627
CAPITAL MARKETS — 1.7%
Northern Trust Corp.	2,887,100	146,520,325
CHEMICALS — 0.2%
Olin Corp.	637,958	14,621,997
COMMERCIAL BANKS — 1.9%
Comerica, Inc.	1,935,198	71,060,470
Commerce Bancshares, Inc.	1,625,781	65,746,584
SunTrust Banks, Inc.	1,078,600	31,106,824
		167,913,878
COMMERCIAL SERVICES & SUPPLIES — 1.5%
Pitney Bowes, Inc.	1,224,300	31,452,267
Republic Services, Inc.	2,883,700	86,626,348
Waste Management, Inc.	312,945	11,685,366
		129,763,981
DISTRIBUTORS — 0.9%
Genuine Parts Co.	1,533,400	82,251,576
DIVERSIFIED — 2.0%
Standard & Poor’s 500 Depositary Receipt, Series 1	1,322,400	175,231,224
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.7%
AT&T, Inc.	6,971,900	213,340,140
Bell Aliant, Inc.	658,500	18,230,160
		231,570,300
ELECTRIC UTILITIES — 1.2%
Northeast Utilities	1,820,900	63,003,140
Portland General Electric Co.	1,596,433	37,947,213
		100,950,353
ELECTRICAL EQUIPMENT — 1.2%
Emerson Electric Co.	1,778,200	103,900,226
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.4%
Molex, Inc., Class A	1,774,700	36,718,543
FOOD & STAPLES RETAILING — 3.0%
SYSCO Corp.	4,422,900	$122,514,330
Walgreen Co.	2,216,900	88,986,366
Wal-Mart Stores, Inc.	925,316	48,162,698
		259,663,394
FOOD PRODUCTS — 3.4%
Campbell Soup Co.	586,100	19,405,771
General Mills, Inc.	4,175,200	152,603,560
H.J. Heinz Co.	1,687,600	82,388,632
Kellogg Co.	376,200	20,307,276
Unilever NV CVA	696,100	21,826,598
		296,531,837
GAS UTILITIES — 3.0%
AGL Resources, Inc.	1,306,700	52,058,928
Nicor, Inc.(2)	2,125,440	114,136,128
WGL Holdings, Inc.(2)	2,552,888	99,562,632
		265,757,688
HOUSEHOLD PRODUCTS — 6.4%
Clorox Co.	2,021,600	141,653,512
Kimberly-Clark Corp.	2,712,100	177,018,767
Procter & Gamble Co. (The)	3,919,930	241,467,688
		560,139,967
INDUSTRIAL CONGLOMERATES — 3.6%
3M Co.	2,798,800	261,687,800
Koninklijke Philips Electronics NV(1)	1,526,800	48,804,080
		310,491,880
INSURANCE — 4.7%
ACE Ltd.	789,800	51,100,060
Allstate Corp. (The)	4,720,900	150,030,202
Chubb Corp. (The)	528,000	32,371,680
Marsh & McLennan Cos., Inc.	5,181,989	154,475,092
Transatlantic Holdings, Inc.	552,609	26,895,480
		414,872,514
IT SERVICES — 0.6%
Accenture plc, Class A	127,200	6,992,184
Automatic Data Processing, Inc.	808,000	41,458,480
		48,450,664
LEISURE EQUIPMENT & PRODUCTS — 0.2%
Mattel, Inc.	832,900	20,764,197
MULTI-UTILITIES — 4.1%
Consolidated Edison, Inc.	4,545,870	230,566,527
PG&E Corp.	2,916,900	128,868,642
		359,435,169

12

Shares/ Principal Amount	Value
OIL, GAS & CONSUMABLE FUELS — 10.4%
Chevron Corp.	1,727,900	$185,628,297
El Paso Pipeline Partners LP	2,695,167	97,645,901
Exxon Mobil Corp.	4,056,329	341,258,959
Spectra Energy Partners LP	1,103,405	36,268,922
Total SA	4,134,000	251,660,664
		912,462,743
PHARMACEUTICALS — 8.5%
Abbott Laboratories	913,600	44,812,080
Bristol-Myers Squibb Co.	6,598,540	174,399,412
Eli Lilly & Co.	1,005,900	35,377,503
Johnson & Johnson	4,333,235	256,744,174
Merck & Co., Inc.	5,148,900	169,965,189
Pfizer, Inc.	3,191,724	64,823,915
		746,122,273
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.3%
Applied Materials, Inc.	5,505,746	85,999,753
Intel Corp.	1,263,600	25,486,812
		111,486,565
SOFTWARE — 0.3%
Microsoft Corp.	1,165,200	29,549,472
SPECIALTY RETAIL — 1.0%
Home Depot, Inc. (The)	2,322,502	86,071,924
THRIFTS & MORTGAGE FINANCE — 2.8%
Capitol Federal Financial, Inc.	7,089,005	79,893,086
Hudson City Bancorp., Inc.	7,440,500	72,024,040
People’s United Financial, Inc.	7,174,300	90,252,694
		242,169,820
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
Vodafone Group plc	25,850,900	73,194,574
TOTAL COMMON STOCKS (Cost $5,481,494,299)		6,264,069,413
Convertible Bonds — 18.8%
CAPITAL MARKETS — 0.1%
Janus Capital Group, Inc., 3.25%, 7/15/14	$3,669,000	4,421,145
COMMERCIAL BANKS — 0.5%
Credit Suisse Securities USA LLC, (convertible into SunTrust Banks, Inc.), 10.15%, 7/8/11(3)(4)	510,000	14,848,650
Goldman Sachs Group, Inc. (The), (convertible into Comerica, Inc.), 6.20%, 7/21/11(3)(4)	208,000	7,970,912
Goldman Sachs Group, Inc. (The), (convertible into U.S. Bancorp.), 7.20%, 4/18/11(3)(4)	$828,500	$21,162,317
		43,981,879
COMMUNICATIONS EQUIPMENT — 0.1%
Credit Suisse Securities USA LLC, (convertible into Cisco Systems, Inc.), 4.75%, 5/19/11(3)(4)	475,000	8,792,250
DIVERSIFIED FINANCIAL SERVICES — 0.4%
Deutsche Bank AG, (convertible into JPMorgan Chase & Co.), 7.64%, 6/3/11(3)(4)	370,000	15,369,430
Morgan Stanley, (convertible into JPMorgan Chase & Co.), 5.63%, 4/18/11(3)(4)	438,000	19,322,370
		34,691,800
FOOD & STAPLES RETAILING — 0.2%
Morgan Stanley, (convertible into CVS Caremark Corp.), 3.85%, 9/20/11(3)(4)	570,000	19,499,700
HEALTH CARE PROVIDERS & SERVICES — 4.2%
LifePoint Hospitals, Inc., 3.50%, 5/15/14	28,095,000	30,061,650
LifePoint Hospitals, Inc., 3.25%, 8/15/25	141,742,000	147,234,502
Lincare Holdings, Inc., 2.75%, 11/1/37	164,062,000	190,311,920
		367,608,072
HOTELS, RESTAURANTS & LEISURE — 0.8%
International Game Technology, 3.25%, 5/1/14	58,726,000	67,681,715
LIFE SCIENCES TOOLS & SERVICES — 2.6%
Life Technologies Corp., 3.25%, 6/15/25	203,260,000	226,888,975
METALS & MINING — 1.4%
Newmont Mining Corp., 3.00%, 2/15/12	102,250,000	125,767,500
OIL, GAS & CONSUMABLE FUELS — 0.2%
Peabody Energy Corp., 4.75%, 12/15/41	13,045,000	17,349,850
REAL ESTATE INVESTMENT TRUSTS (REITs) — 6.2%
Annaly Capital Management, Inc., 4.00%, 2/15/15	238,799,000	278,499,334
Host Hotels & Resorts LP, 3.25%, 4/15/24(4)	107,218,000	126,919,308
Rayonier TRS Holdings, Inc., 3.75%, 10/15/12	82,078,000	98,801,392

13

Shares/ Principal Amount	Value
Rayonier TRS Holdings, Inc., 4.50%, 8/15/15(4)	$29,144,000	$39,417,260
		543,637,294
SPECIALTY RETAIL — 2.1%
Best Buy Co., Inc., 2.25%, 1/15/22	169,721,000	175,024,781
Credit Suisse Securities USA LLC, (convertible into Lowe’s Cos., Inc.), 5.50%, 6/9/11(3)(4)	410,500	10,716,103
		185,740,884
TOTAL CONVERTIBLE BONDS (Cost $1,566,747,241)		1,646,061,064
Convertible Preferred Stocks — 6.7%
COMMERCIAL BANKS — 0.6%
Wells Fargo & Co., 7.50%	54,300	56,211,360
DIVERSIFIED FINANCIAL SERVICES — 3.9%
Bank of America Corp., 7.25%	334,300	337,973,957
INSURANCE — 1.2%
Hartford Financial Services Group, Inc., 7.25%	204,000	5,320,320
MetLife, Inc., 5.00%	1,217,868	103,336,100
		108,656,420
OIL, GAS & CONSUMABLE FUELS — 0.4%
Apache Corp., 6.00%	511,483	$36,243,685
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.6%
Health Care REIT, Inc., 6.50%	921,105	47,989,571
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $508,252,768)		587,074,993
Temporary Cash Investments — 1.8%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	58,721	58,721
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $159,928,917), in a joint trading account at 0.03%, dated 3/31/11, due 4/1/11 (Delivery value $156,500,130)		156,500,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $156,558,721)		156,558,721
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $7,713,053,029)		8,653,764,191
OTHER ASSETS AND LIABILITIES — 1.0%		88,143,508
TOTAL NET ASSETS — 100.0%		$8,741,907,699

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
13,309,931	CAD for USD	Bank of America	4/29/11	$13,721,579	$(77,994)
180,326,627	EUR for USD	UBS AG	4/29/11	255,453,704	(1,222,012)
39,771,610	GBP for USD	Bank of America	4/28/11	63,785,708	(117,591)
1,865,871,250	JPY for USD	Bank of America	4/28/11	22,434,749	394,157
				$355,395,740	$(1,023,440)

(Value on Settlement Date $354,372,300)

Notes to Schedule of Investments

CAD = Canadian Dollar
CVA = Certificaten Van Aandelen
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
USD = United States Dollar
(1)	Non-income producing.
(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(3)	Equity-linked debt security. The aggregate value of these securities at the period end was $117,681,732, which represented 1.3% of total net assets.
(4)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $284,018,300, which represented 3.2% of total net assets.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities — unaffiliated, at value (cost of $7,554,484,209)	$8,440,065,431
Investment securities — affiliated, at value (cost of $158,568,820)	213,698,760
Total investment securities, at value (cost of $7,713,053,029)	8,653,764,191
Foreign currency holdings, at value (cost of $278,356)	278,356
Receivable for investments sold	108,715,997
Receivable for capital shares sold	20,090,650
Unrealized gain on forward foreign currency exchange contracts	394,157
Dividends and interest receivable	33,642,621
8,816,885,972

Liabilities
Payable for investments purchased	55,369,405
Payable for capital shares redeemed	10,687,317
Unrealized loss on forward foreign currency exchange contracts	1,417,597
Accrued management fees	6,671,243
Distribution and service fees payable	832,711
74,978,273

Net Assets	$8,741,907,699

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,420,841,857
Undistributed net investment income	19,129,600
Accumulated net realized loss	(637,749,507)
Net unrealized appreciation	939,685,749
$8,741,907,699

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$5,123,936,614	689,231,683	$7.43
Institutional Class, $0.01 Par Value	$894,544,124	120,291,127	$7.44
A Class, $0.01 Par Value	$2,188,713,984	294,397,124	$7.43	*
B Class, $0.01 Par Value	$8,101,507	1,088,270	$7.44
C Class, $0.01 Par Value	$384,918,007	51,755,711	$7.44
R Class, $0.01 Par Value	$141,693,463	19,097,747	$7.42

*Maximum offering price $7.88 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Dividends (including $6,813,154 from affiliates and net of foreign taxes withheld of $2,077,927)	$248,831,883
Interest	37,951,085
286,782,968

Expenses:
Management fees	65,639,418
Distribution and service fees:
A Class	4,147,570
B Class	73,016
C Class	2,611,845
R Class	542,906
Directors’ fees and expenses	321,732
Other expenses	296,694
73,633,181
Net investment income (loss)	213,149,787

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $876,839 from affiliates)	583,825,508
Foreign currency transactions	(13,692,158)
Futures contract transactions	1,277,485
571,410,835

Change in net unrealized appreciation (depreciation) on:
Investments	147,052,879
Translation of assets and liabilities in foreign currencies	(204,997)
146,847,882

Net realized and unrealized gain (loss)	718,258,717

Net Increase (Decrease) in Net Assets Resulting from Operations	$931,408,504

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$213,149,787	$155,068,579
Net realized gain (loss)	571,410,835	229,428,715
Change in net unrealized appreciation (depreciation)	146,847,882	917,431,499
Net increase (decrease) in net assets resulting from operations	931,408,504	1,301,928,793

Distributions to Shareholders
From net investment income:
Investor Class	(127,239,350)	(91,538,788)
Institutional Class	(25,131,472)	(18,672,015)
A Class	(45,917,774)	(27,339,571)
B Class	(144,442)	(92,764)
C Class	(5,156,476)	(2,474,684)
R Class	(2,708,042)	(1,479,300)
Decrease in net assets from distributions	(206,297,556)	(141,597,122)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	1,716,446,204	794,999,912

Net increase (decrease) in net assets	2,441,557,152	1,955,331,583

Net Assets
Beginning of period	6,300,350,547	4,345,018,964
End of period	$8,741,907,699	$6,300,350,547

Undistributed net investment income	$19,129,600	$10,254,950

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective. The fund pursues its objectives by investing in securities of companies with a favorable income-paying history that have prospects for income payments to continue or increase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

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The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

19

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2011 was 0.95% for the Investor Class, A Class, B Class, C Class and R Class and 0.75% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2011 are detailed in the Statement of Operations.

20

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, were $11,659,787,906 and $9,774,490,459, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2011		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	2,000,000,000		1,800,000,000
Sold	231,643,115	$1,618,310,410	169,677,002	$1,047,154,389
Issued in reinvestment of distributions	16,106,262	111,703,824	13,016,992	82,056,572
Redeemed	(124,629,876)	(863,182,079)	(154,423,129)	(955,914,532)
	123,119,501	866,832,155	28,270,865	173,296,429
Institutional Class/Shares Authorized	500,000,000		350,000,000
Sold	51,792,333	361,926,134	47,822,155	296,483,471
Issued in reinvestment of distributions	3,171,612	21,930,455	2,654,543	16,791,045
Redeemed	(51,710,777)	(364,060,285)	(26,155,585)	(159,873,283)
	3,253,168	19,796,304	24,321,113	153,401,233
A Class/Shares Authorized	800,000,000		600,000,000
Sold	140,580,589	980,178,252	107,205,616	663,509,713
Issued in reinvestment of distributions	6,295,025	43,714,333	4,162,263	26,333,580
Redeemed	(57,277,580)	(395,435,348)	(53,208,153)	(333,546,851)
	89,598,034	628,457,237	58,159,726	356,296,442
B Class/Shares Authorized	5,000,000		10,000,000
Sold	128,636	917,990	724,358	4,355,007
Issued in reinvestment of distributions	17,390	120,156	11,269	71,783
Redeemed	(147,707)	(1,017,495)	(86,971)	(547,248)
	(1,681)	20,651	648,656	3,879,542
C Class/Shares Authorized	150,000,000		100,000,000
Sold	28,320,019	198,971,103	14,315,632	88,023,700
Issued in reinvestment of distributions	585,054	4,056,721	325,677	2,055,686
Redeemed	(5,784,209)	(39,889,794)	(3,896,987)	(24,563,635)
	23,120,864	163,138,030	10,744,322	65,515,751
R Class/Shares Authorized	50,000,000		50,000,000
Sold	8,627,866	60,331,760	11,210,088	68,808,648
Issued in reinvestment of distributions	378,382	2,619,109	226,679	1,442,220
Redeemed	(3,570,063)	(24,749,042)	(4,358,485)	(27,640,353)
	5,436,185	38,201,827	7,078,282	42,610,515
Net increase (decrease)	244,526,071	$1,716,446,204	129,222,964	$794,999,912

21

6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2011 follows:

	March 31, 2010					March 31, 2011
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Nicor, Inc.	1,000,000	$56,013,535	$2,130,003	$100,992	$2,998,497	2,125,440	$114,136,128
WGL Holdings, Inc.	2,505,688	8,225,971	6,065,190	775,847	3,814,657	2,552,888	99,562,632
		$64,239,506	$8,195,193	$876,839	$6,813,154		$213,698,760

7. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$5,768,686,466	—	—
Foreign Common Stocks	58,092,244	$437,290,703	—
Convertible Bonds	—	1,646,061,064	—
Convertible Preferred Stocks	—	587,074,993	—
Temporary Cash Investments	58,721	156,500,000	—
Total Value of Investment Securities	$5,826,837,431	$2,826,926,760	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(1,023,440)	—

8. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

22

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$394,157	Unrealized loss on forward foreign currency exchange contracts	$1,417,597
Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$1,277,485	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(13,430,430)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(195,364)
		$(12,152,945)		$(195,364)

23

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$206,297,556	$141,597,122
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,902,403,634
Gross tax appreciation of investments	$847,198,465
Gross tax depreciation of investments	(95,837,908)
Net tax appreciation (depreciation) of investments	$751,360,557
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(1,973)
Net tax appreciation (depreciation)	$751,358,584
Undistributed ordinary income	$19,129,600
Accumulated capital losses	$(449,422,342)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

24

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$6.76	$5.42	$7.30	$8.65	$8.11
Income From Investment Operations
Net Investment Income (Loss)(1)	0.21	0.18	0.22	0.23	0.21
Net Realized and Unrealized Gain (Loss)	0.67	1.33	(1.87)	(0.62)	1.05
Total From Investment Operations	0.88	1.51	(1.65)	(0.39)	1.26
Distributions
From Net Investment Income	(0.21)	(0.17)	(0.23)	(0.23)	(0.17)
From Net Realized Gains	—	—	—	(0.73)	(0.55)
Total Distributions	(0.21)	(0.17)	(0.23)	(0.96)	(0.72)
Net Asset Value, End of Period	$7.43	$6.76	$5.42	$7.30	$8.65

Total Return(2)	13.23%	28.04%	(22.98)%	(5.17)%	15.79%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.96%	0.97%	0.98%	0.97%	0.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.09%	2.93%	3.36%	2.68%	2.43%
Portfolio Turnover Rate	146%	105%	296%	165%	160%
Net Assets, End of Period (in thousands)	$5,123,937	$3,829,492	$2,913,351	$3,719,757	$4,790,510

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

  See Notes to Financial Statements.

25

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$6.77	$5.42	$7.31	$8.65	$8.11
Income From Investment Operations
Net Investment Income (Loss)(1)	0.23	0.19	0.23	0.25	0.23
Net Realized and Unrealized Gain (Loss)	0.66	1.34	(1.88)	(0.61)	1.05
Total From Investment Operations	0.89	1.53	(1.65)	(0.36)	1.28
Distributions
From Net Investment Income	(0.22)	(0.18)	(0.24)	(0.25)	(0.19)
From Net Realized Gains	—	—	—	(0.73)	(0.55)
Total Distributions	(0.22)	(0.18)	(0.24)	(0.98)	(0.74)
Net Asset Value, End of Period	$7.44	$6.77	$5.42	$7.31	$8.65

Total Return(2)	13.60%	28.30%	(22.94)%	(4.85)%	16.01%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.76%	0.77%	0.78%	0.77%	0.77%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.29%	3.13%	3.56%	2.88%	2.63%
Portfolio Turnover Rate	146%	105%	296%	165%	160%
Net Assets, End of Period (in thousands)	$894,544	$792,024	$502,435	$496,033	$551,202

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$6.76	$5.42	$7.30	$8.65	$8.11
Income From Investment Operations
Net Investment Income (Loss)(2)	0.20	0.17	0.20	0.20	0.19
Net Realized and Unrealized Gain (Loss)	0.66	1.32	(1.86)	(0.61)	1.05
Total From Investment Operations	0.86	1.49	(1.66)	(0.41)	1.24
Distributions
From Net Investment Income	(0.19)	(0.15)	(0.22)	(0.21)	(0.15)
From Net Realized Gains	—	—	—	(0.73)	(0.55)
Total Distributions	(0.19)	(0.15)	(0.22)	(0.94)	(0.70)
Net Asset Value, End of Period	$7.43	$6.76	$5.42	$7.30	$8.65

Total Return(3)	12.95%	27.71%	(23.18)%	(5.40)%	15.51%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.21%	1.22%	1.23%	1.22%	1.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.84%	2.68%	3.11%	2.43%	2.18%
Portfolio Turnover Rate	146%	105%	296%	165%	160%
Net Assets, End of Period (in thousands)	$2,188,714	$1,385,436	$794,323	$933,600	$1,280,888

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

27

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$6.77	$5.42	$7.30	$8.99
Income From Investment Operations
Net Investment Income (Loss)(2)	0.15	0.12	0.15	0.08
Net Realized and Unrealized Gain (Loss)	0.66	1.33	(1.86)	(0.95)
Total From Investment Operations	0.81	1.45	(1.71)	(0.87)
Distributions
From Net Investment Income	(0.14)	(0.10)	(0.17)	(0.09)
From Net Realized Gains	—	—	—	(0.73)
Total Distributions	(0.14)	(0.10)	(0.17)	(0.82)
Net Asset Value, End of Period	$7.44	$6.77	$5.42	$7.30

Total Return(3)	12.08%	26.92%	(23.75)%	(10.28)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.96%	1.97%	1.98%	1.97	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.09%	1.93%	2.36%	2.11	%(4)
Portfolio Turnover Rate	146%	105%	296%	165	%(5)
Net Assets, End of Period (in thousands)	$8,102	$7,383	$2,392	$235

(1)	September 28, 2007 (commencement of sale) through March 31, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

28

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$6.77	$5.42	$7.30	$8.65	$8.11
Income From Investment Operations
Net Investment Income (Loss)(1)	0.15	0.12	0.15	0.14	0.12
Net Realized and Unrealized Gain (Loss)	0.66	1.33	(1.86)	(0.61)	1.06
Total From Investment Operations	0.81	1.45	(1.71)	(0.47)	1.18
Distributions
From Net Investment Income	(0.14)	(0.10)	(0.17)	(0.15)	(0.09)
From Net Realized Gains	—	—	—	(0.73)	(0.55)
Total Distributions	(0.14)	(0.10)	(0.17)	(0.88)	(0.64)
Net Asset Value, End of Period	$7.44	$6.77	$5.42	$7.30	$8.65

Total Return(2)	12.25%	26.74%	(23.75)%	(6.10)%	14.65%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.96%	1.97%	1.98%	1.97%	1.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.09%	1.93%	2.36%	1.68%	1.43%
Portfolio Turnover Rate	146%	105%	296%	165%	160%
Net Assets, End of Period (in thousands)	$384,918	$193,776	$96,930	$116,985	$127,266

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

R Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$6.75	$5.41	$7.29	$8.63	$8.09
Income From Investment Operations
Net Investment Income (Loss)(1)	0.18	0.15	0.18	0.18	0.17
Net Realized and Unrealized Gain (Loss)	0.66	1.32	(1.86)	(0.60)	1.05
Total From Investment Operations	0.84	1.47	(1.68)	(0.42)	1.22
Distributions
From Net Investment Income	(0.17)	(0.13)	(0.20)	(0.19)	(0.13)
From Net Realized Gains	—	—	—	(0.73)	(0.55)
Total Distributions	(0.17)	(0.13)	(0.20)	(0.92)	(0.68)
Net Asset Value, End of Period	$7.42	$6.75	$5.41	$7.29	$8.63

Total Return(2)	12.68%	27.44%	(23.40)%	(5.53)%	15.25%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.46%	1.47%	1.48%	1.47%	1.47%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.59%	2.43%	2.86%	2.18%	1.93%
Portfolio Turnover Rate	146%	105%	296%	165%	160%
Net Assets, End of Period (in thousands)	$141,693	$92,239	$35,588	$42,720	$44,767

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Income Fund of American Century Capital Portfolios, Inc. as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 18, 2011

31

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	2,743,244,733
	Against:	53,936,103
	Abstain:	140,175,807
	Broker Non-Vote:	788,737,445

Institutional Class	For:	496,537,035
	Against:	1,495,728
	Abstain:	2,067,986
	Broker Non-Vote:	56,169,529

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital
Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

32

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	62	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	62	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	62	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	62	Saia, Inc. and Entertainment Properties Trust

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	62	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	62	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	62	Rudolph Technologies, Inc.

Interested Director
Jonathan S. Thomas (1963)	Interested Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	102	None

34

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2011.

For corporate taxpayers, the fund hereby designates $189,327,273, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2011 as qualified for the corporate dividends received deduction.

37

Notes

38

Notes

39

Notes

40

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American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71438   1105

ANNUAL REPORT     MARCH 31, 2011

Equity Index Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30
Proxy Voting Results	31
Management	33
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

With an existing vacancy and several directors approaching retirement age over the next few years, your American Century Investments Kansas City-based mutual fund board of directors recently addressed board succession planning. The board developed a succession plan and conducted an extensive search that yielded two new members who will join the board in 2011.

As part of the planning process, the board referred to the criteria for potential new directors set forth in its director nomination policy adopted in 2009. A nomination process generated more than 20 candidates whose credentials were reviewed by the board’s Governance Committee. Six candidates were selected by the committee for telephone interviews. Three were then chosen for in person interviews.

The committee recommended, and the full board approved, the addition of Jan Lewis, currently the President and Chief Executive Officer of Catholic Charities of Northeast Kansas, to fill the vacant board seat and the addition as an advisory director of Stephen E. Yates, who recently retired as Executive Vice President, Technology and Operations at Keycorp of Cleveland, Ohio. Mr. Yates will serve in an advisory capacity for 12-18 months before becoming an active director. Both of these additions bring operating management experience and unique perspectives to our various tasks.

We look forward to the contributions of our new directors to our efforts as shareholder representatives and thank the Governance Committee for their thorough search process.

If you have comments, suggestions or questions send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

U.S. Stocks Advanced as Economic Recovery Blossomed

The U.S. stock market enjoyed robust returns for the 12 months ended March 31, 2011, with the bulk of the advance occurring during the last six months of the period. The broad stock indices posted double-digit gains thanks to a sea change in investor sentiment as economic uncertainty gave way to a promising recovery.

The equity market experienced significant volatility during the first half of the period as the U.S. economy began to veer off course from a recovery that began in mid-2009. Signs of a slowdown in the pace of economic activity, combined with growing sovereign debt problems in Europe, weighed heavily on investor confidence. As a result, stocks declined precipitously during the first three months of the period and remained volatile throughout the summer of 2010 amid an uncertain economic outlook.

However, the last half of the period brought a dramatic shift in market sentiment. Improving economic data—including six consecutive months of job growth that brought the unemployment rate back down below 9%—reassured investors that the economy would avoid a relapse into recession. Meanwhile, quantitative easing measures by the Federal Reserve and an 11th-hour extension of expiring federal tax breaks at the end of 2010 boosted investor confidence that economic growth would continue to accelerate. Consequently, stocks enjoyed a strong rally over the last six months of the period despite growing turmoil in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

Small-Cap and Growth Stocks Outperformed

For the 12 months, the broad equity indices gained approximately 17%. As the table below illustrates, small- and mid-cap issues fared even better, returning about 25% for 12-month period. Growth stocks outpaced value shares across all market capitalizations, most significantly among smaller companies. Every sector of the market advanced for the period, led by energy stocks, which benefited from strong demand and rising energy prices. Other economically sensitive sectors—such as materials and industrials—also performed well. The laggards included the health care and financials sectors, both of which faced some regulatory uncertainty.

U.S. Stock Index Returns
For the 12 months ended March 31, 2011
Russell 1000 Index (Large-Cap)	16.69%	Russell 2000 Index (Small-Cap)	25.79%
Russell 1000 Growth Index	18.26%	Russell 2000 Growth Index	31.04%
Russell 1000 Value Index	15.15%	Russell 2000 Value Index	20.63%
Russell Midcap Index	24.27%
Russell Midcap Growth Index	26.60%
Russell Midcap Value Index	22.26%

4

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACIVX	15.39%	2.19%	2.84%	1.91%	2/26/99
S&P 500 Index	—	15.65%	2.62%	3.29%	2.38%	—
Institutional Class	ACQIX	15.62%	2.40%	3.02%	2.11%	2/26/99

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.49%	0.29%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Subadvisor: Northern Trust Investments, N.A.

Performance Summary

Equity Index returned 15.39%* for the fiscal year ended March 31, 2011, compared with the 15.65% return of its benchmark, the S&P 500 Index. The fund’s results reflected operating expenses, whereas the index return did not.

The fund posted a double-digit gain for the 12-month period as improving economic conditions provided a boost to investor confidence, leading to a sharp stock market rally over the last six months. Every sector within the fund advanced for the 12 months, led by energy and telecommunication services stocks. The most economically sensitive sectors—materials, industrials, and consumer discretionary—also fared well, while the laggards included financials and health care.

Energy and Telecom Posted Best Returns

The fund’s holdings in the energy sector posted the best returns, gaining approximately 40% for the one-year period. The substantial rally in energy stocks was driven by growing demand for energy and a surge in the price of oil, which topped $100 a barrel by the end of the period. Four of the fund’s top six performance contributors were energy stocks, led by Exxon Mobil, which was also the fund’s largest holding during the period. Exxon Mobil, along with fellow energy producers Chevron and ConocoPhillips, enjoyed wider refining profit margins as oil prices rose. Another top performer was energy services and equipment provider Schlumberger, which benefited from increased drilling activity.

The fund’s telecommunication services stocks also performed well, advancing by 30% for the 12-month period. Wireless services providers benefited from growing mobile data usage as smartphones became increasingly popular, while the relatively high dividend yields of diversified telecom services companies attracted investors in a low-interest-rate environment. AT&T and Verizon, two of the larger telecom services companies, were among the fund’s top ten performance contributors. Both companies benefited from the strong performance of their wireless units; near the end of the period, AT&T also agreed to acquire wireless competitor T-Mobile.

Economically Sensitive Sectors Fared Well

The materials, industrials, and consumer discretionary sectors of the portfolio all generated returns of more than 20% during the period. These sectors tend to have the greatest economic sensitivity, so they were the most significant beneficiaries of the improving economic environment.

In addition, rising demand for commodities provided a lift to both the materials and industrials sectors. The leading contributors from the materials sector included mining company Freeport McMoRan Copper & Gold, which produced strong profit growth thanks to higher metals prices, and chemicals producer E.I. DuPont de Nemours, which reported healthy growth across all of its business segments. In the industrials sector, machinery manufacturers such as Caterpillar and Deere & Co. were the best performers as demand for mining and agricultural equipment increased markedly.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Internet retailers and media firms led the advance in the consumer discretionary sector. Internet retailer Amazon.com continued to take market share in online retailing industry, while cable operator Comcast acquired television company NBCUniversal.

Technology Delivered Mixed Results

The information technology sector featured several of the fund’s best and worst performance contributors. On the positive side, computer hardware and IT services stocks generated favorable results, led by consumer electronics maker Apple and technology services provider International Business Machines (IBM). Apple reported robust earnings as the latest version of the iPhone and the new iPad tablet computer generated strong sales. IBM also posted better-than-expected earnings as the company benefited from the growth of cloud computing.

In contrast, software firms and communications equipment makers lagged. The biggest detractors in the portfolio during the period included software maker Microsoft and network equipment manufacturer Cisco Systems. Microsoft fell as investors expressed concerns about the company’s lack of traction in mobile and tablet computing, while Cisco reported disappointing profits as the company lost market share in its core networking business.

Financials and Health Care Lagged

Within the portfolio, financials and health care were the only two sectors to gain less than 5% for the 12-month period. Financial stocks continued to cope with lingering fallout from the credit crisis in late 2008 and early 2009 and uncertainty regarding new financial reform legislation. The most significant detractors included Bank of America, which continued to struggle with some of its mortgage-related investments, and investment bank Goldman Sachs, which faced a fraud investigation by the Securities and Exchange Commission.

In the health care sector, pharmaceutical makers and biotechnology companies had the biggest negative impact. Health care products maker Johnson & Johnson experienced quality issues that resulted in a series of product recalls, while health care equipment manufacturer Medtronic slumped amid a slowdown in several of its end markets.

Outlook

Looking ahead, the U.S. economy appears to be on track for a solid recovery, as evidenced by stronger economic data in late 2010 and early 2011, including six consecutive months of positive employment numbers. However, the economy still faces headwinds—including European sovereign debt problems, a weak housing market, and the end of the Federal Reserve’s most recent quantitative easing efforts—that may temper growth as we move through the remainder of the year.

7

Fund Characteristics

MARCH 31, 2011
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.4%
Apple, Inc.	2.6%
Chevron Corp.	1.8%
General Electric Co.	1.7%
International Business Machines Corp.	1.6%
Microsoft Corp.	1.5%
JPMorgan Chase & Co.	1.5%
AT&T, Inc.	1.5%
Procter & Gamble Co. (The)	1.4%
Wells Fargo & Co.	1.4%

Top Five Industries	% of net assets
Oil, Gas & Consumable Fuels	10.5%
Pharmaceuticals	5.2%
Computers & Peripherals	4.3%
Diversified Financial Services	4.2%
Insurance	3.8%

Types of Investments in Portfolio	% of net assets
Common Stocks and Futures	99.9%
Other Assets and Liabilities	0.1%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/01/10 – 3/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,172.60	$2.65	0.49%
Institutional Class	$1,000	$1,173.70	$1.57	0.29%
Hypothetical
Investor Class	$1,000	$1,022.49	$2.47	0.49%
Institutional Class	$1,000	$1,023.49	$1.46	0.29%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2011

Shares	Value
Common Stocks — 97.9%
AEROSPACE & DEFENSE — 2.7%
Boeing Co. (The)	16,286	$1,204,024
General Dynamics Corp.	8,326	637,438
Goodrich Corp.	2,836	242,563
Honeywell International, Inc.	17,329	1,034,715
Huntington Ingalls Industries, Inc.(1)	53	2,206
ITT Corp.	4,154	249,448
L-3 Communications Holdings, Inc.	2,561	200,552
Lockheed Martin Corp.	6,237	501,455
Northrop Grumman Corp.	6,391	400,780
Precision Castparts Corp.	3,117	458,760
Raytheon Co.	7,940	403,908
Rockwell Collins, Inc.	3,546	229,887
Textron, Inc.	6,245	171,050
United Technologies Corp.	20,575	1,741,674
		7,478,460
AIR FREIGHT & LOGISTICS — 1.0%
C.H. Robinson Worldwide, Inc.	3,748	277,839
Expeditors International of Washington, Inc.	4,794	240,371
FedEx Corp.	6,930	648,302
United Parcel Service, Inc., Class B	21,934	1,630,135
		2,796,647
AIRLINES — 0.1%
Southwest Airlines Co.	16,863	212,980
AUTO COMPONENTS — 0.3%
Goodyear Tire & Rubber Co. (The)(1)	5,318	79,664
Johnson Controls, Inc.	14,846	617,148
		696,812
AUTOMOBILES — 0.5%
Ford Motor Co.(1)	84,369	1,257,942
Harley-Davidson, Inc.	5,337	226,769
		1,484,711
BEVERAGES — 2.4%
Brown-Forman Corp., Class B	2,295	156,749
Coca-Cola Co. (The)	51,087	3,389,622
Coca-Cola Enterprises, Inc.	6,887	188,015
Constellation Brands, Inc., Class A(1)	3,600	73,008
Dr Pepper Snapple Group, Inc.	5,140	191,002
Molson Coors Brewing Co., Class B	3,531	$165,569
PepsiCo, Inc.	35,317	2,274,768
		6,438,733
BIOTECHNOLOGY — 1.2%
Amgen, Inc.(1)	20,618	1,102,032
Biogen Idec, Inc.(1)	5,452	400,122
Celgene Corp.(1)	10,359	595,953
Cephalon, Inc.(1)	1,651	125,113
Genzyme Corp.(1)	5,862	446,392
Gilead Sciences, Inc.(1)	17,475	741,639
		3,411,251
BUILDING PRODUCTS(2)
Masco Corp.	7,799	108,562
CAPITAL MARKETS — 2.4%
Ameriprise Financial, Inc.	5,362	327,511
Bank of New York Mellon Corp. (The)	27,457	820,140
Charles Schwab Corp. (The)	22,787	410,850
E*Trade Financial Corp.(1)	4,575	71,507
Federated Investors, Inc., Class B	1,860	49,755
Franklin Resources, Inc.	3,169	396,378
Goldman Sachs Group, Inc. (The)	11,572	1,833,815
Invesco Ltd.	10,475	267,741
Janus Capital Group, Inc.	3,680	45,890
Legg Mason, Inc.	3,487	125,846
Morgan Stanley	34,369	938,961
Northern Trust Corp.	5,478	278,008
State Street Corp.	11,039	496,093
T. Rowe Price Group, Inc.	5,902	392,011
		6,454,506
CHEMICALS — 2.1%
Air Products & Chemicals, Inc.	4,674	421,501
Airgas, Inc.	1,611	107,003
CF Industries Holdings, Inc.	1,609	220,095
Dow Chemical Co. (The)	25,684	969,571
E.I. du Pont de Nemours & Co.	20,640	1,134,581
Eastman Chemical Co.	1,634	162,289
Ecolab, Inc.	5,263	268,518
FMC Corp.	1,641	139,370
International Flavors & Fragrances, Inc.	1,730	107,779
Monsanto Co.	11,888	859,027
PPG Industries, Inc.	3,512	334,378

11

Shares	Value
Praxair, Inc.	6,767	$687,527
Sherwin-Williams Co. (The)	2,031	170,584
Sigma-Aldrich Corp.	2,741	174,437
		5,756,660
COMMERCIAL BANKS — 2.8%
BB&T Corp.	15,591	427,973
Comerica, Inc.	3,927	144,200
Fifth Third Bancorp.	20,752	288,038
First Horizon National Corp.	5,373	60,231
Huntington Bancshares, Inc.	19,335	128,384
KeyCorp	20,451	181,605
M&T Bank Corp.	2,661	235,419
Marshall & Ilsley Corp.	11,961	95,568
PNC Financial Services Group, Inc.	11,575	729,109
Regions Financial Corp.	28,414	206,286
SunTrust Banks, Inc.	11,600	334,544
U.S. Bancorp.	42,387	1,120,289
Wells Fargo & Co.	117,102	3,712,133
Zions Bancorp.	3,969	91,525
		7,755,304
COMMERCIAL SERVICES & SUPPLIES — 0.5%
Avery Dennison Corp.	2,475	103,851
Cintas Corp.	2,600	78,702
Iron Mountain, Inc.	4,363	136,256
Pitney Bowes, Inc.	4,641	119,227
R.R. Donnelley & Sons Co.	4,129	78,121
Republic Services, Inc.	6,964	209,199
Stericycle, Inc.(1)	1,931	171,222
Waste Management, Inc.	10,361	386,880
		1,283,458
COMMUNICATIONS EQUIPMENT — 2.0%
Cisco Systems, Inc.	122,887	2,107,512
F5 Networks, Inc.(1)	1,827	187,395
Harris Corp.	2,886	143,146
JDS Uniphase Corp.(1)	4,479	93,342
Juniper Networks, Inc.(1)	11,915	501,383
Motorola Mobility Holdings, Inc.(1)	6,650	162,260
Motorola Solutions, Inc.(1)	7,601	339,689
QUALCOMM, Inc.	36,613	2,007,491
Tellabs, Inc.	8,750	45,850
		5,588,068
COMPUTERS & PERIPHERALS — 4.3%
Apple, Inc.(1)	20,488	7,139,044
Dell, Inc.(1)	36,834	534,461
EMC Corp.(1)	46,283	1,228,814
Hewlett-Packard Co.	48,273	$1,977,745
Lexmark International, Inc., Class A(1)	1,757	65,079
NetApp, Inc.(1)	8,322	400,954
SanDisk Corp.(1)	5,313	244,876
Western Digital Corp.(1)	5,199	193,871
		11,784,844
CONSTRUCTION & ENGINEERING — 0.2%
Fluor Corp.	3,753	276,446
Jacobs Engineering Group, Inc.(1)	2,861	147,141
Quanta Services, Inc.(1)	4,902	109,952
		533,539
CONSTRUCTION MATERIALS — 0.1%
Vulcan Materials Co.	2,930	133,608
CONSUMER FINANCE — 0.7%
American Express Co.	23,165	1,047,058
Capital One Financial Corp.	10,027	521,003
Discover Financial Services	12,331	297,423
SLM Corp.(1)	11,686	178,796
		2,044,280
CONTAINERS & PACKAGING — 0.2%
Ball Corp.	3,986	142,898
Bemis Co., Inc.	2,466	80,909
Owens-Illinois, Inc.(1)	3,725	112,458
Sealed Air Corp.	3,345	89,178
		425,443
DISTRIBUTORS — 0.1%
Genuine Parts Co.	3,554	190,637
DIVERSIFIED CONSUMER SERVICES — 0.1%
Apollo Group, Inc., Class A(1)	2,908	121,293
DeVry, Inc.	1,439	79,246
H&R Block, Inc.	6,813	114,049
		314,588
DIVERSIFIED FINANCIAL SERVICES — 4.2%
Bank of America Corp.	224,961	2,998,730
Citigroup, Inc.(1)	647,858	2,863,532
CME Group, Inc.	1,468	442,676
IntercontinentalExchange, Inc.(1)	1,658	204,829
JPMorgan Chase & Co.(3)	88,536	4,081,510
Leucadia National Corp.	4,371	164,087
McGraw-Hill Cos., Inc. (The)	6,931	273,082
Moody’s Corp.	4,646	157,546
NASDAQ OMX Group, Inc. (The)(1)	3,443	88,967
NYSE Euronext	5,931	208,593
		11,483,552

12

Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.7%
AT&T, Inc.	131,375	$4,020,075
CenturyLink, Inc.	7,003	290,975
Frontier Communications Corp.	22,606	185,821
Qwest Communications International, Inc.	39,512	269,867
Verizon Communications, Inc.	62,828	2,421,391
Windstream Corp.	10,979	141,300
		7,329,429
ELECTRIC UTILITIES — 1.7%
American Electric Power Co., Inc.	10,436	366,721
Duke Energy Corp.	29,109	528,328
Edison International	7,383	270,144
Entergy Corp.	4,092	275,023
Exelon Corp.	14,594	601,857
FirstEnergy Corp.	9,451	350,538
NextEra Energy, Inc.	9,502	523,750
Northeast Utilities	4,006	138,608
Pepco Holdings, Inc.	4,768	88,923
Pinnacle West Capital Corp.	2,459	105,221
PPL Corp.	10,936	276,681
Progress Energy, Inc.	6,292	290,313
Southern Co.	19,094	727,672
		4,543,779
ELECTRICAL EQUIPMENT — 0.5%
Emerson Electric Co.	16,640	972,275
Rockwell Automation, Inc.	3,206	303,448
Roper Industries, Inc.	2,130	184,160
		1,459,883
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.4%
Amphenol Corp., Class A	3,935	214,025
Corning, Inc.	34,566	713,096
FLIR Systems, Inc.	3,581	123,938
Jabil Circuit, Inc.	3,946	80,617
Molex, Inc.	3,017	75,787
		1,207,463
ENERGY EQUIPMENT & SERVICES — 2.5%
Baker Hughes, Inc.	9,543	700,743
Cameron International Corp.(1)	5,560	317,476
Diamond Offshore Drilling, Inc.	1,532	119,036
FMC Technologies, Inc.(1)	2,711	256,135
Halliburton Co.	20,131	1,003,329
Helmerich & Payne, Inc.	2,416	165,955
Nabors Industries Ltd.(1)	6,494	197,288
National Oilwell Varco, Inc.	9,275	$735,229
Noble Corp.	5,787	264,003
Rowan Cos., Inc.(1)	2,754	121,672
Schlumberger Ltd.	30,318	2,827,457
		6,708,323
FOOD & STAPLES RETAILING — 2.2%
Costco Wholesale Corp.	9,806	718,976
CVS Caremark Corp.	30,051	1,031,350
Kroger Co. (The)	13,739	329,324
Safeway, Inc.	8,477	199,549
SUPERVALU, INC.	4,372	39,042
SYSCO Corp.	12,701	351,818
Walgreen Co.	20,438	820,381
Wal-Mart Stores, Inc.	43,575	2,268,079
Whole Foods Market, Inc.	3,325	219,117
		5,977,636
FOOD PRODUCTS — 1.7%
Archer-Daniels-Midland Co.	13,986	503,636
Campbell Soup Co.	4,324	143,168
ConAgra Foods, Inc.	9,947	236,241
Dean Foods Co.(1)	4,770	47,700
General Mills, Inc.	14,041	513,198
H.J. Heinz Co.	7,345	358,583
Hershey Co. (The)	3,496	190,008
Hormel Foods Corp.	3,086	85,914
J.M. Smucker Co. (The)	2,700	192,753
Kellogg Co.	5,447	294,029
Kraft Foods, Inc., Class A	38,832	1,217,771
McCormick & Co., Inc.	2,990	143,012
Mead Johnson Nutrition Co.	4,373	253,328
Sara Lee Corp.	13,276	234,587
Tyson Foods, Inc., Class A	6,625	127,134
		4,541,062
GAS UTILITIES — 0.1%
Nicor, Inc.	901	48,384
ONEOK, Inc.	2,420	161,849
		210,233
HEALTH CARE EQUIPMENT & SUPPLIES — 1.9%
Baxter International, Inc.	12,878	692,450
Becton, Dickinson & Co.	5,023	399,931
Boston Scientific Corp.(1)	34,539	248,335
C.R. Bard, Inc.	1,886	187,299
CareFusion Corp.(1)	5,062	142,748
Covidien plc	11,122	577,677
DENTSPLY International, Inc.	3,044	112,598
Edwards Lifesciences Corp.(1)	2,552	222,024
Intuitive Surgical, Inc.(1)	890	296,779

13

Shares	Value
Medtronic, Inc.	23,965	$943,023
St. Jude Medical, Inc.	6,979	357,743
Stryker Corp.	7,470	454,176
Varian Medical Systems, Inc.(1)	2,695	182,290
Zimmer Holdings, Inc.(1)	4,222	255,558
		5,072,631
HEALTH CARE PROVIDERS & SERVICES — 2.0%
Aetna, Inc.	8,450	316,283
AmerisourceBergen Corp.	6,251	247,289
Cardinal Health, Inc.	7,536	309,956
CIGNA Corp.	6,124	271,171
Coventry Health Care, Inc.(1)	3,361	107,182
DaVita, Inc.(1)	2,198	187,951
Express Scripts, Inc.(1)	11,639	647,245
Humana, Inc.(1)	3,803	265,982
Laboratory Corp. of America Holdings(1)	2,294	211,346
McKesson Corp.	5,521	436,435
Medco Health Solutions, Inc.(1)	8,936	501,846
Patterson Cos., Inc.	2,093	67,374
Quest Diagnostics, Inc.	3,567	205,887
Tenet Healthcare Corp.(1)	11,044	82,278
UnitedHealth Group, Inc.	24,286	1,097,727
WellPoint, Inc.	8,220	573,674
		5,529,626
HOTELS, RESTAURANTS & LEISURE — 1.6%
Carnival Corp.	9,406	360,814
Darden Restaurants, Inc.	3,130	153,777
International Game Technology	6,766	109,812
Marriott International, Inc., Class A	6,510	231,626
McDonald’s Corp.	23,212	1,766,201
Starbucks Corp.	16,282	601,620
Starwood Hotels & Resorts Worldwide, Inc.	4,375	254,275
Wyndham Worldwide Corp.	3,967	126,190
Wynn Resorts Ltd.	1,710	217,598
Yum! Brands, Inc.	10,268	527,570
		4,349,483
HOUSEHOLD DURABLES — 0.4%
D.R. Horton, Inc.	6,454	75,189
Fortune Brands, Inc.	3,447	213,335
Harman International Industries, Inc.	1,585	74,210
Leggett & Platt, Inc.	3,498	85,701
Lennar Corp., Class A	3,708	67,189
Newell Rubbermaid, Inc.	6,576	$125,799
PulteGroup, Inc.(1)	7,031	52,029
Stanley Black & Decker, Inc.	3,549	271,853
Whirlpool Corp.	1,718	146,649
		1,111,954
HOUSEHOLD PRODUCTS — 2.0%
Clorox Co.	3,166	221,842
Colgate-Palmolive Co.	10,971	886,018
Kimberly-Clark Corp.	8,980	586,124
Procter & Gamble Co. (The)	62,211	3,832,198
		5,526,182
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
AES Corp. (The)(1)	15,021	195,273
Constellation Energy Group, Inc.	4,529	140,988
NRG Energy, Inc.(1)	5,568	119,934
		456,195
INDUSTRIAL CONGLOMERATES — 2.4%
3M Co.	15,928	1,489,268
General Electric Co.	236,257	4,736,953
Tyco International Ltd.	10,721	479,979
		6,706,200
INSURANCE — 3.8%
ACE Ltd.	7,438	481,239
Aflac, Inc.	10,394	548,595
Allstate Corp. (The)	11,708	372,080
American International Group, Inc.(1)	3,180	111,745
Aon Corp.	7,474	395,823
Assurant, Inc.	2,258	86,956
Berkshire Hathaway, Inc., Class B(1)	38,580	3,226,446
Chubb Corp. (The)	6,626	406,240
Cincinnati Financial Corp.	3,699	121,327
Genworth Financial, Inc., Class A(1)	11,104	149,460
Hartford Financial Services Group, Inc. (The)	9,539	256,885
Lincoln National Corp.	7,179	215,657
Loews Corp.	6,801	293,055
Marsh & McLennan Cos., Inc.	11,788	351,400
MetLife, Inc.	23,369	1,045,295
Principal Financial Group, Inc.	7,251	232,830
Progressive Corp. (The)	15,017	317,309
Prudential Financial, Inc.	10,738	661,246
Torchmark Corp.	1,807	120,129
Travelers Cos., Inc. (The)	9,639	573,328

14

Shares	Value
Unum Group	7,193	$188,816
XL Group plc	6,419	157,908
		10,313,769
INTERNET & CATALOG RETAIL — 0.8%
Amazon.com, Inc.(1)	7,867	1,417,083
Expedia, Inc.	4,577	103,715
Netflix, Inc.(1)	979	232,346
priceline.com, Inc.(1)	1,074	543,916
		2,297,060
INTERNET SOFTWARE & SERVICES — 1.8%
Akamai Technologies, Inc.(1)	4,119	156,522
eBay, Inc.(1)	25,405	788,571
Google, Inc., Class A(1)	5,601	3,283,362
Monster Worldwide, Inc.(1)	2,740	43,566
VeriSign, Inc.	3,887	140,749
Yahoo!, Inc.(1)	28,537	475,141
		4,887,911
IT SERVICES — 3.0%
Automatic Data Processing, Inc.	10,854	556,919
Cognizant Technology Solutions Corp., Class A(1)	6,660	542,124
Computer Sciences Corp.	3,505	170,799
Fidelity National Information Services, Inc.	6,029	197,088
Fiserv, Inc.(1)	3,377	211,805
International Business Machines Corp.	27,131	4,424,252
MasterCard, Inc., Class A	2,127	535,408
Paychex, Inc.	7,323	229,649
SAIC, Inc.(1)	6,706	113,466
Teradata Corp.(1)	3,794	192,356
Total System Services, Inc.	3,616	65,160
Visa, Inc., Class A	10,801	795,170
Western Union Co. (The)	13,877	288,225
		8,322,421
LEISURE EQUIPMENT & PRODUCTS — 0.1%
Hasbro, Inc.	3,073	143,939
Mattel, Inc.	7,280	181,491
		325,430
LIFE SCIENCES TOOLS & SERVICES — 0.5%
Agilent Technologies, Inc.(1)	7,828	350,538
Life Technologies Corp.(1)	3,826	200,559
PerkinElmer, Inc.	2,672	70,193
Thermo Fisher Scientific, Inc.(1)	8,729	484,896
Waters Corp.(1)	2,070	179,883
		1,286,069
MACHINERY — 2.4%
Caterpillar, Inc.	14,236	$1,585,179
Cummins, Inc.	4,309	472,352
Danaher Corp.	12,178	632,038
Deere & Co.	9,383	909,119
Dover Corp.	4,209	276,700
Eaton Corp.	7,604	421,566
Flowserve Corp.	1,263	162,674
Illinois Tool Works, Inc.	10,943	587,858
Ingersoll-Rand plc	7,441	359,475
Joy Global, Inc.	2,290	226,275
PACCAR, Inc.	7,987	418,119
Pall Corp.	2,602	149,901
Parker-Hannifin Corp.	3,472	328,729
Snap-on, Inc.	1,315	78,979
		6,608,964
MEDIA — 3.1%
Cablevision Systems Corp., Class A	4,867	168,447
CBS Corp., Class B	14,660	367,086
Comcast Corp., Class A	61,852	1,528,981
DirecTV, Class A(1)	17,779	832,057
Discovery Communications, Inc., Class A(1)	6,433	256,677
Gannett Co., Inc.	5,406	82,333
Interpublic Group of Cos., Inc. (The)	11,143	140,068
News Corp., Class A	50,524	887,201
Omnicom Group, Inc.	6,300	309,078
Scripps Networks Interactive, Inc., Class A	1,994	99,880
Time Warner Cable, Inc.	7,545	538,260
Time Warner, Inc.	23,975	855,908
Viacom, Inc., Class B	13,300	618,716
Walt Disney Co. (The)	42,085	1,813,443
Washington Post Co. (The), Class B	134	58,633
		8,556,768
METALS & MINING — 1.2%
AK Steel Holding Corp.	2,431	38,361
Alcoa, Inc.	23,821	420,441
Allegheny Technologies, Inc.	2,232	151,151
Cliffs Natural Resources, Inc.	3,061	300,835
Freeport-McMoRan Copper & Gold, Inc.	20,916	1,161,884
Newmont Mining Corp.	10,871	593,339
Nucor Corp.	6,817	313,718
Titanium Metals Corp.(1)	2,222	41,285
United States Steel Corp.	3,255	175,575
		3,196,589

15

Shares	Value
MULTILINE RETAIL — 0.7%
Big Lots, Inc.(1)	1,470	$63,842
Family Dollar Stores, Inc.	2,846	146,057
J.C. Penney Co., Inc.	5,360	192,478
Kohl’s Corp.	6,324	335,425
Macy’s, Inc.	9,598	232,847
Nordstrom, Inc.	3,817	171,307
Sears Holdings Corp.(1)	999	82,567
Target Corp.	15,601	780,206
		2,004,729
MULTI-UTILITIES — 1.2%
Ameren Corp.	5,448	152,925
CenterPoint Energy, Inc.	9,640	169,278
CMS Energy Corp.	5,679	111,536
Consolidated Edison, Inc.	6,269	317,964
Dominion Resources, Inc.	12,768	570,730
DTE Energy Co.	3,828	187,419
Integrys Energy Group, Inc.	1,591	80,361
NiSource, Inc.	6,083	116,672
PG&E Corp.	9,008	397,973
Public Service Enterprise Group, Inc.	10,973	345,759
SCANA Corp.	2,563	100,905
Sempra Energy	5,445	291,308
TECO Energy, Inc.	4,470	83,857
Wisconsin Energy Corp.	5,256	160,308
Xcel Energy, Inc.	10,383	248,050
		3,335,045
OFFICE ELECTRONICS — 0.1%
Xerox Corp.	31,365	334,037
OIL, GAS & CONSUMABLE FUELS — 10.5%
Anadarko Petroleum Corp.	10,952	897,188
Apache Corp.	8,485	1,110,856
Cabot Oil & Gas Corp.	2,177	115,316
Chesapeake Energy Corp.	14,852	497,839
Chevron Corp.	44,685	4,800,510
ConocoPhillips	31,865	2,544,739
CONSOL Energy, Inc.	5,108	273,942
Denbury Resources, Inc.(1)	9,055	220,942
Devon Energy Corp.	9,578	878,973
El Paso Corp.	15,007	270,126
EOG Resources, Inc.	5,953	705,490
EQT Corp.	3,390	169,161
Exxon Mobil Corp.	110,319	9,281,138
Hess Corp.	6,602	562,556
Marathon Oil Corp.	15,624	832,916
Massey Energy Co.	2,274	155,451
Murphy Oil Corp.	4,353	319,597
Newfield Exploration Co.(1)	3,040	231,070
Noble Energy, Inc.	3,786	$365,917
Occidental Petroleum Corp.	18,064	1,887,507
Peabody Energy Corp.	5,849	420,894
Pioneer Natural Resources Co.	2,626	267,642
QEP Resources, Inc.	3,974	161,106
Range Resources Corp.	3,637	212,619
Southwestern Energy Co.(1)	7,858	337,658
Spectra Energy Corp.	14,102	383,292
Sunoco, Inc.	2,632	119,993
Tesoro Corp.(1)	3,274	87,841
Valero Energy Corp.	12,857	383,396
Williams Cos., Inc. (The)	12,700	395,986
		28,891,661
PAPER & FOREST PRODUCTS — 0.1%
International Paper Co.	9,396	283,571
MeadWestvaco Corp.	3,721	112,858
		396,429
PERSONAL PRODUCTS — 0.2%
Avon Products, Inc.	9,172	248,011
Estee Lauder Cos., Inc. (The), Class A	2,562	246,874
		494,885
PHARMACEUTICALS — 5.2%
Abbott Laboratories	34,465	1,690,508
Allergan, Inc.	6,747	479,172
Bristol-Myers Squibb Co.	38,010	1,004,604
Eli Lilly & Co.	22,518	791,958
Forest Laboratories, Inc.(1)	6,459	208,626
Hospira, Inc.(1)	3,788	209,098
Johnson & Johnson	60,713	3,597,245
Merck & Co., Inc.	68,451	2,259,567
Mylan, Inc.(1)	9,225	209,131
Pfizer, Inc.	177,796	3,611,037
Watson Pharmaceuticals, Inc.(1)	2,837	158,900
		14,219,846
PROFESSIONAL SERVICES — 0.1%
Dun & Bradstreet Corp.	1,062	85,215
Equifax, Inc.	2,727	105,944
Robert Half International, Inc.	3,134	95,900
		287,059
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.5%
Apartment Investment & Management Co., Class A	2,496	63,573
AvalonBay Communities, Inc.	1,932	231,995
Boston Properties, Inc.	3,272	310,349
Equity Residential	6,664	375,916
HCP, Inc.	8,912	338,121

16

Shares	Value
Health Care REIT, Inc.	3,771	$197,751
Host Hotels & Resorts, Inc.	15,083	265,612
Kimco Realty Corp.	9,203	168,783
Plum Creek Timber Co., Inc.	3,656	159,438
ProLogis	12,901	206,158
Public Storage	3,007	333,506
Simon Property Group, Inc.	6,474	693,754
Ventas, Inc.	3,545	192,494
Vornado Realty Trust	3,744	327,600
Weyerhaeuser Co.	12,162	299,185
		4,164,235
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
CB Richard Ellis Group, Inc., Class A(1)	6,613	176,567
ROAD & RAIL — 0.9%
CSX Corp.	8,242	647,821
Norfolk Southern Corp.	7,968	551,943
Ryder System, Inc.	1,199	60,670
Union Pacific Corp.	10,967	1,078,385
		2,338,819
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.4%
Advanced Micro Devices, Inc.(1)	12,296	105,746
Altera Corp.	7,209	317,340
Analog Devices, Inc.	6,763	266,327
Applied Materials, Inc.	29,306	457,760
Broadcom Corp., Class A	10,609	417,782
First Solar, Inc.(1)	1,222	196,546
Intel Corp.	122,079	2,462,333
KLA-Tencor Corp.	3,799	179,959
Linear Technology Corp.	5,128	172,455
LSI Corp.(1)	13,537	92,052
MEMC Electronic Materials, Inc.(1)	4,903	63,543
Microchip Technology, Inc.	4,234	160,934
Micron Technology, Inc.(1)	19,459	223,000
National Semiconductor Corp.	5,477	78,540
Novellus Systems, Inc.(1)	1,798	66,760
NVIDIA Corp.(1)	12,538	231,451
Teradyne, Inc.(1)	3,699	65,879
Texas Instruments, Inc.	26,091	901,705
Xilinx, Inc.	5,872	192,602
		6,652,714
SOFTWARE — 3.6%
Adobe Systems, Inc.(1)	11,052	366,484
Autodesk, Inc.(1)	5,145	226,946
BMC Software, Inc.(1)	4,010	199,457
CA, Inc.	8,673	$209,713
Cerner Corp.(1)	1,620	180,144
Citrix Systems, Inc.(1)	4,245	311,838
Compuware Corp.(1)	5,249	60,626
Electronic Arts, Inc.(1)	7,549	147,432
Intuit, Inc.(1)	5,904	313,503
Microsoft Corp.	164,459	4,170,680
Novell, Inc.(1)	7,546	44,748
Oracle Corp.	86,622	2,890,576
Red Hat, Inc.(1)	4,310	195,631
salesforce.com, inc.(1)	2,561	342,098
Symantec Corp.(1)	16,712	309,841
		9,969,717
SPECIALTY RETAIL — 1.8%
Abercrombie & Fitch Co., Class A	1,926	113,056
AutoNation, Inc.(1)	1,301	46,016
AutoZone, Inc.(1)	614	167,966
Bed Bath & Beyond, Inc.(1)	5,539	267,368
Best Buy Co., Inc.	7,461	214,280
CarMax, Inc.(1)	5,074	162,875
GameStop Corp., Class A(1)	3,625	81,635
Gap, Inc. (The)	9,964	225,784
Home Depot, Inc. (The)	36,259	1,343,759
Limited Brands, Inc.	5,988	196,885
Lowe’s Cos., Inc.	30,437	804,450
O’Reilly Automotive, Inc.(1)	3,147	180,827
RadioShack Corp.	2,856	42,869
Ross Stores, Inc.	2,727	193,944
Staples, Inc.	15,671	304,331
Tiffany & Co.	2,855	175,411
TJX Cos., Inc. (The)	8,587	427,031
Urban Outfitters, Inc.(1)	2,907	86,716
		5,035,203
TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Coach, Inc.	6,419	334,045
NIKE, Inc., Class B	8,427	637,924
Polo Ralph Lauren Corp.	1,465	181,147
VF Corp.	1,961	193,217
		1,346,333
THRIFTS & MORTGAGE FINANCE — 0.1%
Hudson City Bancorp., Inc.	11,508	111,398
People’s United Financial, Inc.	8,104	101,948
		213,346
TOBACCO — 1.6%
Altria Group, Inc.	46,969	1,222,603
Lorillard, Inc.	3,118	296,241

17

Shares	Value
Philip Morris International, Inc.	39,918	$2,619,818
Reynolds American, Inc.	7,637	271,343
		4,410,005
TRADING COMPANIES & DISTRIBUTORS — 0.1%
Fastenal Co.	3,323	215,430
W.W. Grainger, Inc.	1,309	180,223
		395,653
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
American Tower Corp., Class A(1)	8,703	450,990
MetroPCS Communications, Inc.(1)	6,234	101,240
Sprint Nextel Corp.(1)	64,519	299,368
		851,598
TOTAL COMMON STOCKS (Cost $192,432,706)		268,419,584

	Shares/ Principal Amount	Value
Temporary Cash Investments — Segregated For Futures Contracts — 2.0%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	58,581	$58,581
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $4,496,404), in a joint trading account at 0.03%, dated 3/31/11, due 4/1/11 (Delivery value $4,400,003)		4,400,000
U.S. Treasury Bills, 0.17%, 5/5/11(4)	$1,130,000	1,129,960
TOTAL TEMPORARY CASH INVESTMENTS — SEGREGATED FOR FUTURES CONTRACTS (Cost $5,588,400)		5,588,541
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $198,021,106)		274,008,125
OTHER ASSETS AND LIABILITIES — 0.1%		291,476
TOTAL NET ASSETS — 100.0%		$274,299,601

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
86	S&P 500 E-Mini Futures	June 2011	$5,680,300	$40,548

Notes to Schedule of Investments

(1)	Non-income producing.
(2)	Category is less than 0.05% of total net assets.
(3)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $5,681,000.
(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (cost of $198,021,106)	$274,008,125
Receivable for investments sold	39,022
Receivable for capital shares sold	799,955
Dividends and interest receivable	338,098
275,185,200

Liabilities
Disbursements in excess of demand deposit cash	470
Payable for investments purchased	222,024
Payable for capital shares redeemed	545,452
Payable for variation margin on futures contracts	12,470
Accrued management fees	105,183
885,599

Net Assets	$274,299,601

Net Assets Consist of:
Capital (par value and paid-in surplus)	$206,874,202
Undistributed net investment income	131,093
Accumulated net realized loss	(8,733,261)
Net unrealized appreciation	76,027,567
$274,299,601

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$231,170,868	43,856,823	$5.27
Institutional Class, $0.01 Par Value	$43,128,733	8,181,192	$5.27

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Dividends	$7,455,864
Interest	11,398
7,467,262

Expenses:
Management fees	1,475,373
Directors’ fees and expenses	12,646
Other expenses	7,029
1,495,048

Net investment income (loss)	5,972,214

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	68,920,270
Futures contract transactions	1,286,902
70,207,172

Change in net unrealized appreciation (depreciation) on:
Investments	(30,437,753)
Futures contracts	(128,661)
(30,566,414)

Net realized and unrealized gain (loss)	39,640,758

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,612,972

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$5,972,214	$7,484,693
Net realized gain (loss)	70,207,172	11,280,609
Change in net unrealized appreciation (depreciation)	(30,566,414)	132,734,268
Net increase (decrease) in net assets resulting from operations	45,612,972	151,499,570

Distributions to Shareholders
From net investment income:
Investor Class	(3,291,548)	(3,159,335)
Institutional Class	(2,459,234)	(4,332,216)
Decrease in net assets from distributions	(5,750,782)	(7,491,551)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(206,054,304)	(23,595,176)

Net increase (decrease) in net assets	(166,192,114)	120,412,843

Net Assets
Beginning of period	440,491,715	320,078,872
End of period	$274,299,601	$440,491,715

Undistributed net investment income	$131,093	$45,551

See Notes to Financial Statements.

21

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Index Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objectives by matching, as closely as possible, the investment characteristics and results of the S&P 500 Index.

The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

22

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

23

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.350% to 0.490% for the Investor Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2011 was 0.49% and 0.29% for the Investor Class and Institutional Class, respectively.

ACIM has entered into a subadvisory agreement with Northern Trust Investments, N.A. (NTI) (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining NTI as the subadvisor of the fund.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, were $12,903,264 and $213,561,186, respectively.

For the year ended March 31, 2011, the fund incurred net realized gains of $28,399,094 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2011		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		150,000,000
Sold	7,592,817	$36,013,103	12,694,955	$52,828,024
Issued in reinvestment of distributions	675,260	3,212,242	725,656	3,081,827
Redeemed	(9,367,020)	(43,371,841)	(9,204,015)	(37,281,187)
	(1,098,943)	(4,146,496)	4,216,596	18,628,664
Institutional Class/Shares Authorized	200,000,000		310,000,000
Sold	3,607,728	16,847,390	10,325,912	39,608,523
Issued in reinvestment of distributions	533,303	2,459,234	1,026,830	4,332,216
Redeemed	(45,862,531)	(221,214,432)	(21,735,881)	(86,164,579)
	(41,721,500)	(201,907,808)	(10,383,139)	(42,223,840)
Net increase (decrease)	(42,820,443)	$(206,054,304)	(6,166,543)	$(23,595,176)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$268,419,584	—	—
Temporary Cash Investments	58,581	$5,529,960	—
Total Value of Investment Securities	$268,478,165	$5,529,960	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$40,548	—	—

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7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of equity price risk derivative instruments as of March 31, 2011, is disclosed on the Statement of Assets and Liabilities as a liability of $12,470 in payable for variation margin on futures contracts. For the year ended March 31, 2011, the effect of equity price risk derivative instruments on the Statement of Operations was $1,286,902 in net realized gain (loss) on futures contract transactions and $(128,661) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$5,750,782	$7,491,551
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$203,828,380
Gross tax appreciation of investments	$96,191,435
Gross tax depreciation of investments	(26,011,690)
Net tax appreciation (depreciation) of investments	$70,179,745
Undistributed ordinary income	$131,093
Accumulated capital losses	$(2,885,439)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts.

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The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2015.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

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Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$4.64	$3.17	$5.26	$5.66	$5.16
Income From Investment Operations
Net Investment Income (Loss)(1)	0.07	0.07	0.09	0.09	0.08
Net Realized and Unrealized Gain (Loss)	0.64	1.47	(2.09)	(0.39)	0.50
Total From Investment Operations	0.71	1.54	(2.00)	(0.30)	0.58
Distributions
From Net Investment Income	(0.08)	(0.07)	(0.09)	(0.10)	(0.08)
From Tax Return of Capital	—	—	—	— (2)	—
Total Distributions	(0.08)	(0.07)	(0.09)	(0.10)	(0.08)
Net Asset Value, End of Period	$5.27	$4.64	$3.17	$5.26	$5.66

Total Return(3)	15.39%	48.96%	(38.36)%	(5.46)%	11.28%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.50%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.54%	1.81%	1.93%	1.51%	1.49%
Portfolio Turnover Rate	4%	12%	5%	9%	4%
Net Assets, End of Period (in thousands)	$231,171	$208,726	$129,026	$207,571	$232,880

(1)	Computed using average shares outstanding throughout the period.
(2)	Per share amount was less than $0.005.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

28

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$4.64	$3.17	$5.26	$5.67	$5.16
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.08	0.10	0.10	0.09
Net Realized and Unrealized Gain (Loss)	0.64	1.47	(2.09)	(0.40)	0.51
Total From Investment Operations	0.72	1.55	(1.99)	(0.30)	0.60
Distributions
From Net Investment Income	(0.09)	(0.08)	(0.10)	(0.11)	(0.09)
From Tax Return of Capital	—	—	—	— (2)	—
Total Distributions	(0.09)	(0.08)	(0.10)	(0.11)	(0.09)
Net Asset Value, End of Period	$5.27	$4.64	$3.17	$5.26	$5.67

Total Return(3)	15.62%	49.27%	(38.24)%	(5.27)%	11.50%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.30%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.74%	2.01%	2.13%	1.71%	1.69%
Portfolio Turnover Rate	4%	12%	5%	9%	4%
Net Assets, End of Period (in thousands)	$43,129	$231,766	$191,053	$599,914	$813,571

(1)	Computed using average shares outstanding throughout the period.
(2)	Per share amount was less than $0.005.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Corporation’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Index Fund of American Century Capital Portfolios, Inc. as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 18, 2011

30

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	121,942,461
	Against:	2,172,018
	Abstain:	2,857,151
	Broker Non-Vote:	14,451,857

Institutional Class	For:	191,913,714
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

Proposal 3:

To approve a subadvisory agreement between Northern Trust Investments, N.A. and American Century Investment Management, Inc.:

For:	313,246,871
Against:	2,262,156
Abstain:	3,376,317
Broker Non-Vote:	14,451,857

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Proposal 4:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital
Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

32

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	62	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	62	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	62	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	62	Saia, Inc. and Entertainment Properties Trust

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	62	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	62	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	62	Rudolph Technologies, Inc.

Interested Director
Jonathan S. Thomas (1963)	Interested Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	102	None

34

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2011.

For corporate taxpayers, the fund hereby designates $5,750,782, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2011 as qualified for the corporate dividends received deduction.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71439   1105

ANNUAL REPORT     MARCH 31, 2011

Large Company Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	31
Proxy Voting Results	32
Management	33
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

With an existing vacancy and several directors approaching retirement age over the next few years, your American Century Investments Kansas City-based mutual fund board of directors recently addressed board succession planning. The board developed a succession plan and conducted an extensive search that yielded two new members who will join the board in 2011.

As part of the planning process, the board referred to the criteria for potential new directors set forth in its director nomination policy adopted in 2009. A nomination process generated more than 20 candidates whose credentials were reviewed by the board’s Governance Committee. Six candidates were selected by the committee for telephone interviews. Three were then chosen for in person interviews.

The committee recommended, and the full board approved, the addition of Jan Lewis, currently the President and Chief Executive Officer of Catholic Charities of Northeast Kansas, to fill the vacant board seat and the addition as an advisory director of Stephen E. Yates, who recently retired as Executive Vice President, Technology and Operations at Keycorp of Cleveland, Ohio. Mr. Yates will serve in an advisory capacity for 12-18 months before becoming an active director.  Both of these additions bring operating management experience and unique perspectives to our various tasks.

We look forward to the contributions of our new directors to our efforts as shareholder representatives and thank the Governance Committee for their thorough search process.

If you have comments, suggestions or questions send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

U.S. Stocks Enjoyed Double-Digit Gains

Thanks to a sharp rally during the last six months, the U.S. stock market enjoyed solid gains for the one-year period ended March 31, 2011. The market’s upward trajectory was fueled by renewed investor confidence in a sustainable economic recovery.

The period started on a down note as the U.S. economic expansion that began in mid-2009 started to lose momentum. Signs of slowing economic growth in the second and third quarters of 2010, along with intensifying sovereign debt problems in Europe, raised the possibility of a “double-dip” recession (a recession followed by a brief recovery and then another recession). Uncertain economic expectations led to a broad stock decline and increased market volatility during the first half of the 12-month period.

However, stocks rebounded during the last six months of the period as the clouded economic outlook came into sharper focus. As the Federal Reserve implemented a second round of quantitative easing measures, economic data steadily improved, most notably in the labor market, which produced six straight months of positive job growth. Furthermore, corporate profit growth remained robust as cost-cutting efforts at many companies during the 2008–09 recession translated into substantial operating leverage as economic activity increased. As a result, the equity market rallied sharply throughout the last half of the 12-month period, overcoming some challenges in early 2011, including growing unrest in the Middle East and an earthquake and tsunami in Japan.

Value Stocks Underperformed

Although stocks rallied across the board, smaller-company issues and growth-oriented companies were the best performers (see the table below). Growth shares outpaced value amid increased demand for economically sensitive stocks, which tend to be congregated in growth-oriented sectors of the market. In addition, investors’ higher appetite for risk during the latter half of the period favored growth stocks.

Another factor contributing to the underperformance of value stocks was the financials sector (the largest weighting in most value indices), which posted the lowest return of any sector in the market. Continued weakness in the housing market and regulatory uncertainty weighed on the shares of financial companies.

U.S. Stock Index Returns
For the 12 months ended March 31, 2011
Russell 1000 Index (Large-Cap)	16.69%	Russell 2000 Index (Small-Cap)	25.79%
Russell 1000 Growth Index	18.26%	Russell 2000 Growth Index	31.04%
Russell 1000 Value Index	15.15%	Russell 2000 Value Index	20.63%
Russell Midcap Index	24.27%
Russell Midcap Growth Index	26.60%
Russell Midcap Value Index	22.26%

4

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	12.39%	0.20%	4.00%	3.79%	7/30/99
Russell 1000 Value Index	—	15.15%	1.38%	4.53%	3.76%	—
S&P 500 Index	—	15.65%	2.62%	3.29%	1.80%	—
Institutional Class	ALVSX	12.61%	0.40%	—	3.59%	8/10/01
A Class(1) No sales charge* With sales charge*	ALPAX	11.92% 5.47%	-0.08% -1.26%	3.73% 3.12%	4.43% 3.83%	10/26/00
B Class No sales charge* With sales charge*	ALBVX	11.04% 7.04%	-0.83% -1.03%	— —	5.26% 5.26%	1/31/03
C Class	ALPCX	11.27%	-0.80%	—	3.03%	11/7/01
R Class	ALVRX	11.83%	-0.30%	—	4.08%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.85%	0.65%	1.10%	1.85%	1.85%	1.35%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Senior Portfolio Manager Chuck Ritter, who stepped away from the day-to-day management of Large Company Value on November 30, 2010, retired from American Century Investments on December 31. Brendan Healy continues to co-manage Large Company Value. On October 1, Portfolio Manager Matt Titus joined Mr. Healy as co-portfolio manager. Mr. Titus was previously a senior investment analyst for the Large Cap Value portfolios, which includes Large Company Value.

Performance Summary

Large Company Value returned 12.39%* for the 12 months ended March 31, 2011. By comparison, its benchmark, the Russell 1000 Value Index, returned 15.15%. The broader market, as measured by the S&P 500 Index, returned 15.65%. The fund’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (its performance, like Large Company Value’s, reflects operating expenses) was 14.16%.**

Despite significant volatility at both ends of the reporting period, stocks posted strong gains. As the U.S. economy continued its slow recovery, investors digested the implications of several dramatic events, including the sovereign debt crisis in Europe, the oil spill in the Gulf of Mexico, turmoil in the Middle East, and the tragedy of the earthquake, tsunami, and nuclear disaster in Japan. Higher-risk stocks were in favor as fears of a double-dip recession eased. At the same time, investors continued to favor higher-yielding securities because of very low interest rates. Growth stocks outperformed their value counterparts across the capitalization spectrum. In this environment, Large Company Value received positive results in absolute terms from nine of the 10 sectors in which it was invested. On a relative basis, it was hampered by investments in the information technology and health care sectors. Positions in the telecommunication services and consumer discretionary sectors contributed positively.

We carefully manage this portfolio for long-term results. Since Large Company Value’s inception on July 30, 1999, the portfolio has produced an average annual return of 3.79%, in line with the returns for Morningstar’s Large Cap Value category average and the Russell 1000 Value Index, and topping the S&P 500 Index for that period (see performance information on pages 5-6 and the footnotes below).

Information Technology Detracted

Large Company Value was hindered by its mix of stocks in the information technology sector. The management team favors this sector because information technology companies generally have attractive valuations, strong balance sheets, and solid growth prospects. The communications equipment industry was the source of the portfolio’s top detractor, Cisco Systems. Although the computer networking company has significant market share, its stock declined on concerns about increased competition and falling profit margins. The computers and peripherals industry supplied notable detractor Hewlett-Packard Co. Despite posting profit gains, the technology giant’s share prices declined after the abrupt exit of its chief executive officer and uncertainty surrounding the appointment of a successor.

*	All fund returns referenced in this commentary are for Investor Class shares.

**
The average returns for Morningstar’s Large Cap Value category were 1.65% and 4.13% for the five- and ten-year periods ended March 31, 2011, respectively, and 3.78% since July 30, 1999, the Investor Class’s inception. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

Health Care Dampened Performance

An overweight in health care — the second weakest sector in the benchmark — detracted from relative performance. Large Company Value’s mix of pharmaceutical stocks was also a drag on results. Two key detractors were Merck and Johnson & Johnson. Merck withdrew its long-term guidance and announced that because of safety concerns it was ending a Phase III clinical study for its experimental anticlotting agent vorapaxar. Shares of Johnson & Johnson declined as the company worked to resolve manufacturing issues that have resulted in costly recalls. The portfolio continued to hold these stocks at the end of the reporting period because we believe these challenges are transitory and their share price valuations are attractive.

Telecommunication Services Enhanced Results

An overweight in telecommunication services, the second strongest sector in the benchmark, added to relative progress. Many telecommunications companies outperformed during the period as investors sought out stocks that paid attractive dividends. Large Company Value owned two of the largest, AT&T and Verizon Communications. Both companies have benefited from the strong growth of their wireless businesses and from stabilization in their land line businesses.

Consumer Discretionary Contributed

In the consumer discretionary sector, Large Company Value benefited from security selection in the media industry. Many of the portfolio’s media holdings outperformed, including key contributor CBS Corp. The mass media conglomerate reported a surge in profits resulting from cost-cutting efforts, brisk advertising sales, and rising retransmission revenues.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of March 31, 2011, Large Company Value is broadly diversified, with ongoing overweight positions in health care, consumer staples, and information technology sectors. Our valuation work is also directing us toward smaller relative weightings in utilities and industrials stocks.

8

Fund Characteristics

MARCH 31, 2011
Top Ten Holdings	% of net assets
Chevron Corp.	4.3%
JPMorgan Chase & Co.	3.7%
AT&T, Inc.	3.6%
General Electric Co.	3.4%
Pfizer, Inc.	3.3%
Johnson & Johnson	3.2%
Wells Fargo & Co.	3.1%
Procter & Gamble Co. (The)	2.7%
Merck & Co., Inc.	2.5%
Bank of America Corp.	2.4%

Top Five Industries	% of net assets
Oil, Gas & Consumable Fuels	11.4%
Pharmaceuticals	9.9%
Diversified Financial Services	8.0%
Insurance	7.4%
Diversified Telecommunication Services	6.1%

Types of Investments in Portfolio	% of net assets
Common Stocks and Futures	98.2%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	0.6%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 – 3/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,156.50	$4.68	0.87%
Institutional Class	$1,000	$1,157.60	$3.60	0.67%
A Class	$1,000	$1,153.10	$6.01	1.12%
B Class	$1,000	$1,150.40	$10.03	1.87%
C Class	$1,000	$1,150.70	$10.03	1.87%
R Class	$1,000	$1,153.60	$7.36	1.37%
Hypothetical
Investor Class	$1,000	$1,020.59	$4.38	0.87%
Institutional Class	$1,000	$1,021.59	$3.38	0.67%
A Class	$1,000	$1,019.35	$5.64	1.12%
B Class	$1,000	$1,015.61	$9.40	1.87%
C Class	$1,000	$1,015.61	$9.40	1.87%
R Class	$1,000	$1,018.10	$6.89	1.37%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2011

Shares	Value
Common Stocks — 98.0%
AEROSPACE & DEFENSE — 1.7%
Honeywell International, Inc.	34,200	$2,042,082
Lockheed Martin Corp.	69,200	5,563,680
Northrop Grumman Corp.	144,200	9,042,796
		16,648,558
BEVERAGES — 1.3%
Coca-Cola Co. (The)	38,700	2,567,745
PepsiCo, Inc.	163,300	10,518,153
		13,085,898
BIOTECHNOLOGY — 2.2%
Amgen, Inc.(1)	272,100	14,543,745
Gilead Sciences, Inc.(1)	161,600	6,858,304
		21,402,049
CAPITAL MARKETS — 4.1%
Ameriprise Financial, Inc.	87,000	5,313,960
Bank of New York Mellon Corp. (The)	321,100	9,591,257
Goldman Sachs Group, Inc. (The)	108,500	17,193,995
Morgan Stanley	286,300	7,821,716
		39,920,928
CHEMICALS — 0.6%
E.I. du Pont de Nemours & Co.	114,900	6,316,053
COMMERCIAL BANKS — 5.7%
PNC Financial Services Group, Inc.	188,200	11,854,718
U.S. Bancorp.	536,600	14,182,338
Wells Fargo & Co.	949,300	30,092,810
		56,129,866
COMMERCIAL SERVICES & SUPPLIES — 0.5%
Avery Dennison Corp.	113,300	4,754,068
COMMUNICATIONS EQUIPMENT — 0.8%
Cisco Systems, Inc.	445,800	7,645,470
COMPUTERS & PERIPHERALS — 1.5%
Hewlett-Packard Co.	251,300	10,295,761
Western Digital Corp.(1)	118,100	4,403,949
		14,699,710
DIVERSIFIED FINANCIAL SERVICES — 8.0%
Bank of America Corp.	1,772,100	23,622,093
Citigroup, Inc.(1)	4,162,500	18,398,250
JPMorgan Chase & Co.	775,000	35,727,500
		77,747,843
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.1%
AT&T, Inc.	1,144,800	$35,030,880
CenturyLink, Inc.	99,400	4,130,070
Verizon Communications, Inc.	530,800	20,457,032
		59,617,982
ELECTRIC UTILITIES — 1.9%
American Electric Power Co., Inc.	245,000	8,609,300
Exelon Corp.	95,000	3,917,800
PPL Corp.	237,100	5,998,630
		18,525,730
ENERGY EQUIPMENT & SERVICES — 1.2%
Baker Hughes, Inc.	28,500	2,092,755
National Oilwell Varco, Inc.	46,500	3,686,055
Transocean Ltd.(1)	77,000	6,002,150
		11,780,960
FOOD & STAPLES RETAILING — 4.6%
CVS Caremark Corp.	284,800	9,774,336
Kroger Co. (The)	397,200	9,520,884
SYSCO Corp.	194,400	5,384,880
Walgreen Co.	127,700	5,125,878
Wal-Mart Stores, Inc.	296,400	15,427,620
		45,233,598
FOOD PRODUCTS — 1.6%
Kraft Foods, Inc., Class A	429,300	13,462,848
Unilever NV New York Shares	63,600	1,994,496
		15,457,344
HEALTH CARE EQUIPMENT & SUPPLIES — 0.8%
Medtronic, Inc.	190,400	7,492,240
HEALTH CARE PROVIDERS & SERVICES — 2.1%
Aetna, Inc.	144,900	5,423,607
HCA Holdings, Inc.(1)	118,795	4,023,587
Quest Diagnostics, Inc.	72,600	4,190,472
WellPoint, Inc.	99,500	6,944,105
		20,581,771
HOUSEHOLD PRODUCTS — 3.4%
Clorox Co.	34,800	2,438,436
Energizer Holdings, Inc.(1)	64,572	4,594,943
Procter & Gamble Co. (The)	426,800	26,290,880
		33,324,259
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
NRG Energy, Inc.(1)	129,100	2,780,814

12

Shares	Value
INDUSTRIAL CONGLOMERATES — 4.1%
General Electric Co.	1,655,000	$33,182,750
Tyco International Ltd.	145,400	6,509,558
		39,692,308
INSURANCE — 7.4%
Allstate Corp. (The)	380,200	12,082,756
Berkshire Hathaway, Inc., Class B(1)	112,200	9,383,286
Chubb Corp. (The)	201,500	12,353,965
Loews Corp.	240,800	10,376,072
MetLife, Inc.	77,800	3,479,994
Principal Financial Group, Inc.	197,000	6,325,670
Torchmark Corp.	83,100	5,524,488
Travelers Cos., Inc. (The)	215,700	12,829,836
		72,356,067
IT SERVICES — 1.1%
Fiserv, Inc.(1)	58,300	3,656,576
International Business Machines Corp.	44,900	7,321,843
		10,978,419
MACHINERY — 1.3%
Dover Corp.	60,300	3,964,122
Ingersoll-Rand plc	170,800	8,251,348
		12,215,470
MEDIA — 5.2%
CBS Corp., Class B	277,800	6,956,112
Comcast Corp., Class A	718,966	17,772,839
Time Warner Cable, Inc.	70,900	5,058,006
Time Warner, Inc.	328,500	11,727,450
Viacom, Inc., Class B	207,500	9,652,900
		51,167,307
METALS & MINING — 0.7%
Freeport-McMoRan Copper & Gold, Inc.	27,200	1,510,960
Nucor Corp.	122,800	5,651,256
		7,162,216
MULTILINE RETAIL — 1.4%
Kohl’s Corp.	130,300	6,911,112
Macy’s, Inc.	274,700	6,664,222
		13,575,334
MULTI-UTILITIES — 0.9%
PG&E Corp.	194,900	8,610,682
OIL, GAS & CONSUMABLE FUELS — 11.4%
Apache Corp.	84,800	$11,102,016
Chevron Corp.	387,100	41,586,153
ConocoPhillips	247,300	19,749,378
Exxon Mobil Corp.	266,300	22,403,819
Occidental Petroleum Corp.	65,500	6,844,095
Total SA ADR	89,000	5,426,330
Valero Energy Corp.	149,100	4,446,162
		111,557,953
PAPER & FOREST PRODUCTS — 0.5%
International Paper Co.	162,000	4,889,160
PHARMACEUTICALS — 9.9%
Abbott Laboratories	171,900	8,431,695
Johnson & Johnson	529,500	31,372,875
Merck & Co., Inc.	745,600	24,612,256
Pfizer, Inc.	1,592,500	32,343,675
		96,760,501
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.4%
Applied Materials, Inc.	218,300	3,409,846
Intel Corp.	411,400	8,297,938
Marvell Technology Group Ltd.(1)	150,800	2,344,940
		14,052,724
SOFTWARE — 2.8%
Activision Blizzard, Inc.	371,700	4,077,549
Microsoft Corp.	677,800	17,189,008
Oracle Corp.	189,400	6,320,278
		27,586,835
SPECIALTY RETAIL — 0.2%
Best Buy Co., Inc.	61,500	1,766,280
TEXTILES, APPAREL & LUXURY GOODS — 0.4%
VF Corp.	37,500	3,694,875
TOBACCO — 0.9%
Altria Group, Inc.	326,200	8,490,986
TOTAL COMMON STOCKS (Cost $748,739,997)		957,702,258
Temporary Cash Investments — 1.2%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	29,136	29,136
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/14, valued at $11,481,029), in a joint trading account at 0.07%, dated 3/31/11, due 4/1/11 (Delivery value $11,256,022)		11,256,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $11,285,136)		11,285,136

13

Value
Temporary Cash Investments — Segregated For Futures Contracts — 0.2%
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/14, valued at $2,492,860), in a joint trading account at 0.07%, dated 3/31/11, due 4/1/11 (Delivery value $2,444,005) (Cost $2,444,000)	$2,444,000
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $762,469,133)	971,431,394
OTHER ASSETS AND LIABILITIES — 0.6%	5,972,806
TOTAL NET ASSETS — 100.0%	$977,404,200

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
4,135,839	EUR for USD	UBS AG	4/29/11	$5,858,898	$(28,799)
(Value on Settlement Date $5,830,099)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
37	S&P 500 E-Mini Futures	June 2011	$2,443,850	$10,395

Notes to Schedule of Investments

ADR = American Depositary Receipt
EUR = Euro
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (cost of $762,469,133)	$971,431,394
Deposits with broker for futures contracts	166,500
Receivable for investments sold	4,607,341
Receivable for capital shares sold	2,832,201
Dividends and interest receivable	1,599,099
980,636,535

Liabilities
Payable for investments purchased	79,876
Payable for capital shares redeemed	2,409,970
Payable for variation margin on futures contracts	5,365
Unrealized loss on forward foreign currency exchange contracts	28,799
Accrued management fees	671,353
Distribution and service fees payable	36,972
3,232,335

Net Assets	$977,404,200

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,262,528,064
Undistributed net investment income	402,206
Accumulated net realized loss	(494,469,927)
Net unrealized appreciation	208,943,857
$977,404,200

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$629,706,024	108,630,316	$5.80
Institutional Class, $0.01 Par Value	$230,852,641	39,809,668	$5.80
A Class, $0.01 Par Value	$94,159,140	16,250,869	$5.79	*
B Class, $0.01 Par Value	$4,743,157	815,776	$5.81
C Class, $0.01 Par Value	$10,884,793	1,877,771	$5.80
R Class, $0.01 Par Value	$7,058,445	1,217,242	$5.80

*Maximum offering price $6.14 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Dividends	$26,151,720
Interest	35,654
26,187,374
Expenses:
Management fees	8,698,811
Distribution and service fees:
A Class	309,247
B Class	49,643
C Class	129,141
R Class	66,484
Directors’ fees and expenses	43,993
Other expenses	51,969
9,349,288

Net investment income (loss)	16,838,086

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,768,622
Futures contract transactions	1,928,313
Foreign currency transactions	(129,333)
10,567,602

Change in net unrealized appreciation (depreciation) on:
Investments	67,305,009
Futures contracts	(222,646)
Translation of assets and liabilities in foreign currencies	(28,799)
67,053,564

Net realized and unrealized gain (loss)	77,621,166

Net Increase (Decrease) in Net Assets Resulting from Operations	$94,459,252

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$16,838,086	$23,038,476
Net realized gain (loss)	10,567,602	(69,095,601)
Change in net unrealized appreciation (depreciation)	67,053,564	500,264,203
Net increase (decrease) in net assets resulting from operations	94,459,252	454,207,078

Distributions to Shareholders
From net investment income:
Investor Class	(10,094,453)	(13,895,896)
Institutional Class	(4,486,401)	(5,761,662)
A Class	(1,545,719)	(3,184,128)
B Class	(25,699)	(49,293)
C Class	(66,454)	(153,902)
R Class	(133,483)	(183,617)
Decrease in net assets from distributions	(16,352,209)	(23,228,498)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(368,865,579)	(202,619,467)

Net increase (decrease) in net assets	(290,758,536)	228,359,113

Net Assets
Beginning of period	1,268,162,736	1,039,803,623
End of period	$977,404,200	$1,268,162,736

Undistributed net investment income	$402,206	—

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in companies with larger market capitalization that management believes to be undervalued at the time of purchase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

18

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2011 was 0.86% for the Investor Class, A Class, B Class, C Class and R Class and 0.66% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) owns, in aggregate, 19% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, were $390,924,427 and $745,788,985, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2011		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	600,000,000		550,000,000
Sold	20,916,343	$109,100,382	31,999,754	$146,769,217
Issued in reinvestment of distributions	1,779,568	9,380,186	1,803,551	8,667,136
Redeemed	(64,195,407)	(323,475,000)	(40,133,547)	(188,017,635)
	(41,499,496)	(204,994,432)	(6,330,242)	(32,581,282)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	29,525,804	147,147,279	12,953,075	59,584,815
Issued in reinvestment of distributions	520,671	2,722,184	992,901	4,745,792
Redeemed	(36,615,092)	(191,057,880)	(43,176,588)	(195,513,472)
	(6,568,617)	(41,188,417)	(29,230,612)	(131,182,865)
A Class/Shares Authorized	100,000,000		150,000,000
Sold	3,212,940	16,652,036	8,288,328	38,063,429
Issued in reinvestment of distributions	229,789	1,207,718	403,887	1,922,104
Redeemed	(25,429,363)	(122,762,880)	(15,234,522)	(71,180,263)
	(21,986,634)	(104,903,126)	(6,542,307)	(31,194,730)
B Class/Shares Authorized	5,000,000		10,000,000
Sold	643	3,334	12,513	54,852
Issued in reinvestment of distributions	4,307	22,547	8,644	41,137
Redeemed	(265,915)	(1,412,132)	(392,323)	(1,813,191)
	(260,965)	(1,386,251)	(371,166)	(1,717,202)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	120,132	617,790	289,450	1,380,883
Issued in reinvestment of distributions	5,425	28,283	11,872	56,197
Redeemed	(1,530,898)	(8,001,009)	(1,757,154)	(8,012,506)
	(1,405,341)	(7,354,936)	(1,455,832)	(6,575,426)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	455,818	2,340,631	835,084	3,697,955
Issued in reinvestment of distributions	24,699	128,656	37,073	178,037
Redeemed	(2,066,106)	(11,507,704)	(702,319)	(3,243,954)
	(1,585,589)	(9,038,417)	169,838	632,038
Net increase (decrease)	(73,306,642)	$(368,865,579)	(43,760,321)	$(202,619,467)

21

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$957,702,258	—	—
Temporary Cash Investments	29,136	$13,700,000	—
Total Value of Investment Securities	$957,731,394	$13,700,000	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(28,799)	—
Futures Contracts	$10,395	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$10,395	$(28,799)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

22

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund began investing in foreign currency risk derivatives in November 2010. The foreign currency risk derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since November 2010.

Value of Derivative Instruments as of March 31, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts	—	Payable for variation margin on futures contracts	$5,365
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	28,799
		—		$34,164
Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$1,928,313	Change in net unrealized appreciation (depreciation) on futures contracts	$(222,646)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(129,333)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(28,799)
		$1,798,980		$(251,445)

23

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$16,352,209	$23,228,498
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$801,099,839
Gross tax appreciation of investments	$191,052,073
Gross tax depreciation of investments	(20,720,518)
Net tax appreciation (depreciation) of investments	$170,331,555
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	—
Net tax appreciation (depreciation)	$170,331,555
Undistributed ordinary income	$402,206
Accumulated capital losses	$(455,857,625)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and futures contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(153,780,525) and $(302,077,100) expire in 2017 and 2018, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

24

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.24	$3.64	$6.48	$7.55	$6.72
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.09	0.14	0.14	0.13
Net Realized and Unrealized Gain (Loss)	0.56	1.60	(2.76)	(0.85)	0.89
Total From Investment Operations	0.64	1.69	(2.62)	(0.71)	1.02
Distributions
From Net Investment Income	(0.08)	(0.09)	(0.14)	(0.15)	(0.13)
From Net Realized Gains	—	—	(0.08)	(0.21)	(0.06)
Total Distributions	(0.08)	(0.09)	(0.22)	(0.36)	(0.19)
Net Asset Value, End of Period	$5.80	$5.24	$3.64	$6.48	$7.55

Total Return(2)	12.39%	46.68%	(41.07)%	(9.88)%	15.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.87%	0.85%	0.83%	0.83%	0.83%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.58%	1.87%	2.57%	1.93%	1.86%
Portfolio Turnover Rate	38%	25%	22%	18%	12%
Net Assets, End of Period (in thousands)	$629,706	$786,992	$569,483	$1,251,631	$1,498,119

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

25

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.24	$3.64	$6.48	$7.55	$6.72
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.10	0.15	0.16	0.15
Net Realized and Unrealized Gain (Loss)	0.56	1.60	(2.76)	(0.86)	0.88
Total From Investment Operations	0.65	1.70	(2.61)	(0.70)	1.03
Distributions
From Net Investment Income	(0.09)	(0.10)	(0.15)	(0.16)	(0.14)
From Net Realized Gains	—	—	(0.08)	(0.21)	(0.06)
Total Distributions	(0.09)	(0.10)	(0.23)	(0.37)	(0.20)
Net Asset Value, End of Period	$5.80	$5.24	$3.64	$6.48	$7.55

Total Return(2)	12.61%	46.97%	(40.95)%	(9.70)%	15.60%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.67%	0.65%	0.63%	0.63%	0.63%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.78%	2.07%	2.77%	2.13%	2.06%
Portfolio Turnover Rate	38%	25%	22%	18%	12%
Net Assets, End of Period (in thousands)	$230,853	$243,190	$275,245	$540,297	$587,012

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.24	$3.64	$6.47	$7.55	$6.72
Income From Investment Operations
Net Investment Income (Loss)(2)	0.07	0.08	0.12	0.12	0.12
Net Realized and Unrealized Gain (Loss)	0.55	1.60	(2.74)	(0.86)	0.88
Total From Investment Operations	0.62	1.68	(2.62)	(0.74)	1.00
Distributions
From Net Investment Income	(0.07)	(0.08)	(0.13)	(0.13)	(0.11)
From Net Realized Gains	—	—	(0.08)	(0.21)	(0.06)
Total Distributions	(0.07)	(0.08)	(0.21)	(0.34)	(0.17)
Net Asset Value, End of Period	$5.79	$5.24	$3.64	$6.47	$7.55

Total Return(3)	11.92%	46.31%	(41.12)%	(10.24)%	15.08%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.12%	1.10%	1.08%	1.08%	1.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.33%	1.62%	2.32%	1.68%	1.61%
Portfolio Turnover Rate	38%	25%	22%	18%	12%
Net Assets, End of Period (in thousands)	$94,159	$200,408	$162,957	$373,078	$282,930

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

27

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.26	$3.65	$6.49	$7.57	$6.74
Income From Investment Operations
Net Investment Income (Loss)(1)	0.03	0.04	0.08	0.07	0.06
Net Realized and Unrealized Gain (Loss)	0.55	1.61	(2.75)	(0.87)	0.89
Total From Investment Operations	0.58	1.65	(2.67)	(0.80)	0.95
Distributions
From Net Investment Income	(0.03)	(0.04)	(0.09)	(0.07)	(0.06)
From Net Realized Gains	—	—	(0.08)	(0.21)	(0.06)
Total Distributions	(0.03)	(0.04)	(0.17)	(0.28)	(0.12)
Net Asset Value, End of Period	$5.81	$5.26	$3.65	$6.49	$7.57

Total Return(2)	11.04%	45.34%	(41.58)%	(10.88)%	14.18%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.87%	1.85%	1.83%	1.83%	1.83%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.58%	0.87%	1.57%	0.93%	0.86%
Portfolio Turnover Rate	38%	25%	22%	18%	12%
Net Assets, End of Period (in thousands)	$4,743	$5,662	$5,285	$12,965	$17,374

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

28

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.24	$3.64	$6.47	$7.55	$6.72
Income From Investment Operations
Net Investment Income (Loss)(1)	0.03	0.04	0.08	0.07	0.06
Net Realized and Unrealized Gain (Loss)	0.56	1.60	(2.74)	(0.87)	0.89
Total From Investment Operations	0.59	1.64	(2.66)	(0.80)	0.95
Distributions
From Net Investment Income	(0.03)	(0.04)	(0.09)	(0.07)	(0.06)
From Net Realized Gains	—	—	(0.08)	(0.21)	(0.06)
Total Distributions	(0.03)	(0.04)	(0.17)	(0.28)	(0.12)
Net Asset Value, End of Period	$5.80	$5.24	$3.64	$6.47	$7.55

Total Return(2)	11.27%	45.19%	(41.56)%	(10.91)%	14.22%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.87%	1.85%	1.83%	1.83%	1.83%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.58%	0.87%	1.57%	0.93%	0.86%
Portfolio Turnover Rate	38%	25%	22%	18%	12%
Net Assets, End of Period (in thousands)	$10,885	$17,211	$17,246	$51,775	$71,792

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

29

R Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.24	$3.64	$6.48	$7.56	$6.72
Income From Investment Operations
Net Investment Income (Loss)(1)	0.05	0.06	0.11	0.11	0.10
Net Realized and Unrealized Gain (Loss)	0.56	1.61	(2.76)	(0.87)	0.89
Total From Investment Operations	0.61	1.67	(2.65)	(0.76)	0.99
Distributions
From Net Investment Income	(0.05)	(0.07)	(0.11)	(0.11)	(0.09)
From Net Realized Gains	—	—	(0.08)	(0.21)	(0.06)
Total Distributions	(0.05)	(0.07)	(0.19)	(0.32)	(0.15)
Net Asset Value, End of Period	$5.80	$5.24	$3.64	$6.48	$7.56

Total Return(2)	11.83%	45.93%	(41.36)%	(10.45)%	14.95%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.37%	1.35%	1.33%	1.33%	1.33%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.08%	1.37%	2.07%	1.43%	1.36%
Portfolio Turnover Rate	38%	25%	22%	18%	12%
Net Assets, End of Period (in thousands)	$7,058	$14,699	$9,587	$16,675	$17,765

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Company Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Company Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 18, 2011

31

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010 and June 30, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	678,985,495
	Against:	7,344,655
	Abstain:	12,256,409
	Broker Non-Vote:	101,612,619

Institutional Class	For:	126,610,337
	Against:	898,087
	Abstain:	315,312
	Broker Non-Vote:	17,391,554

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital
Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

32

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	62	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	62	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	62	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	62	Saia, Inc. and Entertainment Properties Trust

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	62	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	62	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	62	Rudolph Technologies, Inc.

Interested Director
Jonathan S. Thomas (1963)	Interested Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	102	None

34

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2011.

For corporate taxpayers, the fund hereby designates $16,352,209, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2011 as qualified for the corporate dividends received deduction.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71440   1105

ANNUAL REPORT           MARCH 31, 2011

Mid Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	29
Proxy Results	30
Management	31
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

With an existing vacancy and several directors approaching retirement age over the next few years, your American Century Investments Kansas City-based mutual fund board of directors recently addressed board succession planning. The board developed a succession plan and conducted an extensive search that yielded two new members who will join the board in 2011.

As part of the planning process, the board referred to the criteria for potential new directors set forth in its director nomination policy adopted in 2009. A nomination process generated more than 20 candidates whose credentials were reviewed by the board’s Governance Committee. Six candidates were selected by the committee for telephone interviews. Three were then chosen for in person interviews.

The committee recommended, and the full board approved, the addition of Jan Lewis, currently the President and Chief Executive Officer of Catholic Charities of Northeast Kansas, to fill the vacant board seat and the addition as an advisory director of Stephen E. Yates, who recently retired as Executive Vice President, Technology and Operations at Keycorp of Cleveland, Ohio. Mr. Yates will serve in an advisory capacity for 12-18 months before becoming an active director. Both of these additions bring operating management experience and unique perspectives to our various tasks.

We look forward to the contributions of our new directors to our efforts as shareholder representatives and thank the Governance Committee for their thorough search process.

If you have comments, suggestions or questions send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

U.S. Stocks Enjoyed Double-Digit Gains

Thanks to a sharp rally during the last six months, the U.S. stock market enjoyed solid gains for the one-year period ended March 31, 2011. The market’s upward trajectory was fueled by renewed investor confidence in a sustainable economic recovery.

The period started on a down note as the U.S. economic expansion that began in mid-2009 started to lose momentum. Signs of slowing economic growth in the second and third quarters of 2010, along with intensifying sovereign debt problems in Europe, raised the possibility of a “double-dip” recession (a recession followed by a brief recovery and then another recession). Uncertain economic expectations led to a broad stock decline and increased market volatility during the first half of the 12-month period.

However, stocks rebounded during the last six months of the period as the clouded economic outlook came into sharper focus. As the Federal Reserve implemented a second round of quantitative easing measures, economic data steadily improved, most notably in the labor market, which produced six straight months of positive job growth. Furthermore, corporate profit growth remained robust as cost-cutting efforts at many companies during the 2008–09 recession translated into substantial operating leverage as economic activity increased. As a result, the equity market rallied sharply throughout the last half of the 12-month period, overcoming some challenges in early 2011, including growing unrest in the Middle East and an earthquake and tsunami in Japan.

Value Stocks Underperformed

Although stocks rallied across the board, smaller-company issues and growth-oriented companies were the best performers (see the table below). Growth shares outpaced value amid increased demand for economically sensitive stocks, which tend to be congregated in growth-oriented sectors of the market. In addition, investors’ higher appetite for risk during the latter half of the period favored growth stocks.

Another factor contributing to the underperformance of value stocks was the financials sector (the largest weighting in most value indices), which posted the lowest return of any sector in the market. Continued weakness in the housing market and regulatory uncertainty weighed on the shares of financial companies.

U.S. Stock Index Returns
For the 12 months ended March 31, 2011
Russell 1000 Index (Large-Cap)	16.69%	Russell 2000 Index (Small-Cap)	25.79%
Russell 1000 Growth Index	18.26%	Russell 2000 Growth Index	31.04%
Russell 1000 Value Index	15.15%	Russell 2000 Value Index	20.63%
Russell Midcap Index	24.27%
Russell Midcap Growth Index	26.60%
Russell Midcap Value Index	22.26%

4

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Sinc Inception	Inception Date
Investor Class	ACMVX	17.34%	6.32%	9.30%	3/31/04
Russell Midcap Value Index	—	22.26%	4.04%	8.19%	—
Institutional Class	AVUAX	17.66%	6.55%	9.88%	8/2/04
A Class(1) No sales charge* With sales charge*	ACLAX	17.05% 10.28%	6.06% 4.81%	8.10% 7.08%	1/13/05
C Class	ACCLX	16.24%	—	19.27%	3/1/10
R Class	AMVRX	16.85%	5.83%	6.48%	7/29/05

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

5

Growth of $10,000 Over Life of Class
$10,000 investment made March 31, 2004
*From 3/31/04, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

6

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

Mid Cap Value returned 17.34%* for the 12 months ended March 31, 2011. By comparison, the average return for Morningstar’s Mid Cap Value category (its performance, like Mid Cap Value’s, reflects operating expenses) was 20.45%.** The fund’s benchmark, the Russell Midcap Value Index, was up 22.26%. Its returns do not include operating expenses.

As the U.S. economy continued its slow recovery, investors digested the implications of several dramatic events, including the sovereign debt crisis in Europe, the oil spill in the Gulf of Mexico, turmoil in the Middle East, and the earthquake, tsunami, and nuclear disaster in Japan. Higher-risk stocks were in favor as fears of a double-dip recession eased. At the same time, investors continued to favor higher-yielding securities because of very low interest rates. Growth stocks outperformed their value counterparts across the capitalization spectrum. In this environment, Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in all ten of the sectors in which it was invested. On a relative basis, performance was dampened by investments in the energy, financials, and consumer discretionary sectors. Its positions in the utilities, information technology, and industrials sectors enhanced results.

We carefully manage this portfolio for long-term results. Since its inception on March 31, 2004, Mid Cap Value has produced an average annual return of 9.30%, topping the returns for that period for Morningstar’s Mid Cap Value category average and the Russell Midcap Value Index (see the performance information on pages 5 and 6 or in footnotes below).

Energy Slowed Performance

Mid Cap Value was hampered by an underweight in energy, which was by far the strongest-performing sector in the benchmark. Our bias toward stable companies with low-risk business models also detracted from relative results. Because of valuations, the portfolio did not own the riskier exploration and production names, many of which appreciated as oil prices surged during the period.

Financials Hampered Progress

In financials, security selection and the portfolio’s conservative positioning dampened relative performance. Specifically, Mid Cap Value was hindered by its overweight in thrifts and mortgage finance stocks. A top detractor was Hudson City Bank, a regional bank operating primarily in New Jersey and New York. As its share price declined, the management team took advantage of weakness to add to the portfolio’s position. Hudson has restructured its balance sheet to reduce its higher-cost borrowings in order to mitigate interest rate risk and to compete more effectively in the residential mortgage marketplace.

*	All fund returns referenced in this commentary are for Investor Class shares.

**
The average returns for Morningstar’s Mid Cap Value category were 3.87% for the five-year period ended March 31, 2011, and 6.95% since March 31, 2004, the Investor Class’s inception. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

The capital markets segment supplied top detractor Northern Trust Corp. The company was negatively impacted by expectations of a prolonged period of historically low interest rates and concerns about the diminished profitability of its securities lending and foreign exchange businesses.

Consumer Discretionary Detracted

In consumer discretionary, an overweight in specialty retailers was a drag on relative performance. A key detractor was Staples. The largest U.S. office supply retailer reported disappointing earnings in the first quarter of 2011 as a result of winter storm disruptions and the promotional efforts of its competitors. In addition, the chain’s profits were hurt by weakness in white-collar employment.

Utilities and Information Technology Boosted Performance

Mid Cap Value’s mix of utilities stocks enhanced relative results. The portfolio benefited from our preference for higher-quality utilities, such as regulated utilities like Wisconsin Energy Corp. and Westar Energy, which have stable  business models.

An underweight and security selection in the information technology sector contributed to relative performance. Holdings among IT services companies and semiconductor names were particularly advantageous. A notable contributor was Teradyne, a semiconductor test equipment maker that is not represented in the benchmark. The company reported improved earnings and stands to make market gains if its rival Verigy is acquired by Advantest, a supplier of automatic test equipment for the semiconductor industry.

Industrials Contributed Positively

In industrials, Mid Cap Value benefited from its overweight to companies with exposure to the late stage of the industrial cycle and which had not yet benefited from the global economic recovery. Top contributors were Hubbell and Thomas & Betts Corp., which both of which manufacture electrical components. The share prices of these companies climbed as demand in their end markets began to normalize.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2011, we see opportunities in consumer staples, industrials, telecommunication services, and health care reflected by overweight positions in these sectors, relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward smaller relative weightings in energy, utilities, information technology, and financials stocks.

8

Fund Characteristics

MARCH 31, 2011
Top Ten Holdings	% of net assets
Republic Services, Inc.	3.1%
Northern Trust Corp.	2.5%
Kimberly-Clark Corp.	2.3%
Imperial Oil Ltd.	2.2%
Lowe’s Cos., Inc.	2.2%
PG&E Corp.	1.9%
ConAgra Foods, Inc.	1.8%
Koninklijke Philips Electronics NV	1.7%
Hudson City Bancorp., Inc.	1.7%
Murphy Oil Corp.	1.7%

Top Five Industries	% of net assets
Insurance	10.8%
Oil, Gas & Consumable Fuels	8.1%
Food Products	5.9%
Real Estate Investment Trusts (REITs)	4.8%
Electric Utilities	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	89.5%
Foreign Common Stocks*	7.7%
Total Common Stocks	97.2%
Temporary Cash Investments	3.2%
Other Assets and Liabilities	(0.4)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 - 3/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,160.80	$5.39	1.00%
Institutional Class	$1,000	$1,161.80	$4.31	0.80%
A Class	$1,000	$1,159.30	$6.73	1.25%
C Class	$1,000	$1,154.60	$10.74	2.00%
R Class	$1,000	$1,158.80	$8.07	1.50%
Hypothetical
Investor Class	$1,000	$1,019.95	$5.04	1.00%
Institutional Class	$1,000	$1,020.94	$4.03	0.80%
A Class	$1,000	$1,018.70	$6.29	1.25%
C Class	$1,000	$1,014.96	$10.05	2.00%
R Class	$1,000	$1,017.45	$7.54	1.50%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2011

	Shares	Value
Common Stocks — 97.2%
AEROSPACE & DEFENSE — 1.2%
Huntington Ingalls Industries, Inc.(1)	205,600	$8,532,400
ITT Corp.	221,300	13,289,065
		21,821,465
AIRLINES — 0.7%
Southwest Airlines Co.	1,014,100	12,808,083
CAPITAL MARKETS — 3.8%
Franklin Resources, Inc.	113,400	14,184,072
Northern Trust Corp.	874,800	44,396,100
State Street Corp.	192,700	8,659,938
		67,240,110
CHEMICALS — 0.6%
Minerals Technologies, Inc.	166,501	11,408,648
COMMERCIAL BANKS — 3.6%
BOK Financial Corp.	87,200	4,506,496
Comerica, Inc.	692,528	25,429,628
Commerce Bancshares, Inc.	488,221	19,743,657
Cullen/Frost Bankers, Inc.	59,600	3,517,592
SunTrust Banks, Inc.	357,300	10,304,532
		63,501,905
COMMERCIAL SERVICES & SUPPLIES — 4.6%
Cintas Corp.	420,500	12,728,535
Pitney Bowes, Inc.	264,400	6,792,436
Republic Services, Inc.	1,818,698	54,633,688
Waste Management, Inc.	187,044	6,984,223
		81,138,882
COMMUNICATIONS EQUIPMENT — 0.6%
Emulex Corp.(1)	1,005,800	10,731,886
CONTAINERS & PACKAGING — 1.5%
Bemis Co., Inc.	786,006	25,788,857
DISTRIBUTORS — 0.3%
Genuine Parts Co.	84,294	4,521,530
DIVERSIFIED — 1.2%
iShares Russell Midcap Value Index Fund	453,445	21,837,911
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.4%
Consolidated Communications Holdings, Inc.	322,600	6,042,298
Qwest Communications International, Inc.	2,874,100	19,630,103
TELUS Corp.	223,600	11,432,545
Windstream Corp.	409,100	5,265,117
		42,370,063
ELECTRIC UTILITIES — 4.8%
American Electric Power Co., Inc.	296,455	10,417,428
IDACORP, Inc.	83,768	3,191,561
Northeast Utilities	407,083	14,085,072
NV Energy, Inc.	1,541,400	22,951,446
Portland General Electric Co.	354,536	8,427,321
Westar Energy, Inc.	951,010	25,125,684
		84,198,512
ELECTRICAL EQUIPMENT — 2.7%
Hubbell, Inc., Class B	261,935	18,605,243
Thomas & Betts Corp.(1)	474,600	28,224,462
		46,829,705
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.5%
Molex, Inc., Class A	454,100	9,395,329
FOOD & STAPLES RETAILING — 2.8%
CVS Caremark Corp.	813,400	27,915,888
SYSCO Corp.	802,600	22,232,020
		50,147,908
FOOD PRODUCTS — 5.9%
ConAgra Foods, Inc.	1,356,190	32,209,513
General Mills, Inc.	594,600	21,732,630
H.J. Heinz Co.	506,725	24,738,314
Kellogg Co.	463,700	25,030,526
		103,710,983
GAS UTILITIES — 0.7%
AGL Resources, Inc.	326,800	13,019,712
HEALTH CARE EQUIPMENT & SUPPLIES — 3.5%
Boston Scientific Corp.(1)	1,220,200	8,773,238
CareFusion Corp.(1)	566,861	15,985,480
Covidien plc	153,300	7,962,402
Symmetry Medical, Inc.(1)	232,871	2,282,136
Zimmer Holdings, Inc.(1)	439,000	26,572,670
		61,575,926
HEALTH CARE PROVIDERS & SERVICES — 2.9%
LifePoint Hospitals, Inc.(1)	576,700	23,171,806
Patterson Cos., Inc.	636,400	20,485,716
Quest Diagnostics, Inc.	76,600	4,421,352
Select Medical Holdings Corp.(1)	460,178	3,709,035
		51,787,909

12

Shares	Value
HOTELS, RESTAURANTS & LEISURE — 2.1%
CEC Entertainment, Inc.	638,800	$24,101,924
International Speedway Corp., Class A	264,907	7,894,229
Speedway Motorsports, Inc.	267,543	4,275,337
		36,271,490
HOUSEHOLD DURABLES — 1.5%
Stanley Black & Decker, Inc.	112,000	8,579,200
Whirlpool Corp.	213,200	18,198,752
		26,777,952
HOUSEHOLD PRODUCTS — 3.5%
Clorox Co.	220,600	15,457,442
Energizer Holdings, Inc.(1)	99,000	7,044,840
Kimberly-Clark Corp.	614,123	40,083,808
		62,586,090
INDUSTRIAL CONGLOMERATES — 2.4%
Koninklijke Philips Electronics NV(1)	957,900	30,619,222
Tyco International Ltd.	265,600	11,890,912
		42,510,134
INSURANCE — 10.8%
ACE Ltd.	320,500	20,736,350
Allstate Corp. (The)	558,800	17,758,664
Aon Corp.	420,900	22,290,864
Chubb Corp. (The)	254,100	15,578,871
HCC Insurance Holdings, Inc.	688,160	21,546,289
Marsh & McLennan Cos., Inc.	638,227	19,025,547
Symetra Financial Corp.	602,878	8,199,141
Torchmark Corp.	86,900	5,777,112
Transatlantic Holdings, Inc.	480,558	23,388,758
Travelers Cos., Inc. (The)	379,400	22,566,712
Unum Group	496,400	13,030,500
		189,898,808
IT SERVICES — 0.8%
Automatic Data Processing, Inc.	86,700	4,448,577
Booz Allen Hamilton Holding Corp.(1)	486,164	8,755,814
		13,204,391
LEISURE EQUIPMENT & PRODUCTS — 0.5%
Mattel, Inc.	321,400	8,012,502
MACHINERY — 1.6%
Harsco Corp.	166,200	5,865,198
Kaydon Corp.	580,356	22,744,152
		28,609,350
METALS & MINING — 1.0%
Newmont Mining Corp.	318,138	17,363,972
MULTILINE RETAIL — 0.7%
Target Corp.	262,000	13,102,620
MULTI-UTILITIES — 3.3%
Consolidated Edison, Inc.	117,800	5,974,816
PG&E Corp.	774,700	34,226,246
Wisconsin Energy Corp.	139,200	4,245,600
Xcel Energy, Inc.	597,768	14,280,678
		58,727,340
OIL, GAS & CONSUMABLE FUELS — 8.1%
Devon Energy Corp.	99,000	9,085,230
EQT Corp.	576,657	28,775,184
Imperial Oil Ltd.	771,500	39,422,496
Murphy Oil Corp.	397,800	29,206,476
Noble Energy, Inc.	53,900	5,209,435
Southwestern Energy Co.(1)	193,500	8,314,695
Spectra Energy Partners LP	291,800	9,591,466
Ultra Petroleum Corp.(1)	66,700	3,284,975
Williams Partners LP	197,300	10,220,140
		143,110,097
PAPER & FOREST PRODUCTS — 0.6%
MeadWestvaco Corp.	352,600	10,694,358
REAL ESTATE INVESTMENT TRUSTS (REITs) — 4.8%
Annaly Capital Management, Inc.	748,316	13,058,114
Capstead Mortgage Corp.	483,500	6,179,130
Government Properties Income Trust	959,098	25,761,372
Host Hotels & Resorts, Inc.	117,869	2,075,673
National Health Investors, Inc.	105,400	5,050,768
Piedmont Office Realty Trust, Inc., Class A	1,218,762	23,656,171
Weyerhaeuser Co.	394,371	9,701,527
		85,482,755
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.8%
Applied Materials, Inc.	1,508,200	23,558,084
Teradyne, Inc.(1)	463,600	8,256,716
		31,814,800
SOFTWARE — 0.5%
Cadence Design Systems, Inc.(1)	848,200	8,269,950
SPECIALTY RETAIL — 4.3%
Best Buy Co., Inc.	395,300	11,353,016
Lowe’s Cos., Inc.	1,470,300	38,860,029
Staples, Inc.	1,297,100	25,189,682
		75,402,727

13

Shares	Value
THRIFTS & MORTGAGE FINANCE — 3.4%
Capitol Federal Financial, Inc.	595,687	$6,713,392
Hudson City Bancorp., Inc.	3,093,900	29,948,952
People’s United Financial, Inc.	1,868,289	23,503,076
		60,165,420
TRADING COMPANIES & DISTRIBUTORS — 0.4%
Beacon Roofing Supply, Inc.(1)	370,300	7,580,041
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
Rogers Communications, Inc., Class B	384,600	13,979,684
TOTAL COMMON STOCKS(Cost $1,545,659,867)		1,717,399,805
Temporary Cash Investments — 3.2%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	23,268	$23,268
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/14, valued at $57,221,544), in a joint trading account at 0.07%, dated 3/31/11, due 4/1/11 (Delivery value $56,100,109)		56,100,000
TOTAL TEMPORARY CASH INVESTMENTS(Cost $56,123,268)		56,123,268
TOTAL INVESTMENT SECURITIES — 100.4%(Cost $1,601,783,135)		1,773,523,073
OTHER ASSETS AND LIABILITIES — (0.4)%		(6,376,385)
TOTAL NET ASSETS — 100.0%		$1,767,146,688

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
50,373,716	CAD for USD	Bank of America	4/29/11	$51,931,669	$(295,182)
17,410,790	EUR for USD	UBS AG	4/29/11	24,664,416	(110,302)
				$76,596,085	$(405,484)
 (Value on Settlement Date $76,190,601)

Notes to Schedule of Investments

CAD = Canadian Dollar
EUR = Euro
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (cost of $1,601,783,135)	$1,773,523,073
Receivable for investments sold	3,043,259
Receivable for capital shares sold	22,055,949
Dividends and interest receivable	4,613,754
1,803,236,035
Liabilities
Payable for investments purchased	32,754,039
Payable for capital shares redeemed	1,502,530
Unrealized loss on forward foreign currency exchange contracts	405,484
Accrued management fees	1,362,616
Distribution and service fees payable	64,678
36,089,347

Net Assets	$1,767,146,688

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,571,921,967
Undistributed net investment income	2,804,020
Undistributed net realized gain	21,082,873
Net unrealized appreciation	171,337,828
$1,767,146,688

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,334,229,790	101,585,727	$13.13
Institutional Class, $0.01 Par Value	$170,181,879	12,954,381	$13.14
A Class, $0.01 Par Value	$215,812,824	16,430,613	$13.13	*
C Class, $0.01 Par Value	$5,989,447	455,847	$13.14
R Class, $0.01 Par Value	$40,932,748	3,116,021	$13.14

*Maximum offering price $13.93 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $80,453)	$31,180,973
Interest	34,741
31,215,714
Expenses:

Management fees	9,891,262
Distribution and service fees:
A Class	311,808
C Class	18,162
R Class	121,293
Directors’ fees and expenses	39,514
Other expenses	43,973
10,426,012

Net investment income (loss)	20,789,702

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	91,366,774
Foreign currency transactions	(1,587,912)
89,778,862

Change in net unrealized appreciation (depreciation) on:
Investments	87,796,941
Translation of assets and liabilities in foreign currencies	(361,007)
87,435,934

Net realized and unrealized gain (loss)	177,214,796

Net Increase (Decrease) in Net Assets Resulting from Operations	$198,004,498

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$20,789,702	$7,479,824
Net realized gain (loss)	89,778,862	46,250,158
Change in net unrealized appreciation (depreciation)	87,435,934	121,366,633
Net increase (decrease) in net assets resulting from operations	198,004,498	175,096,615

Distributions to Shareholders
From net investment income:
Investor Class	(13,839,031)	(4,964,361)
Institutional Class	(2,589,110)	(603,466)
A Class	(2,017,571)	(619,938)
C Class	(11,585)	—
R Class	(327,247)	(93,212)
Decrease in net assets from distributions	(18,784,544)	(6,280,977)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	948,545,915	211,781,652

Net increase (decrease) in net assets	1,127,765,869	380,597,290

Net Assets
Beginning of period	639,380,819	258,783,529
End of period	$1,767,146,688	$639,380,819

Undistributed net investment income	$2,804,020	$900,994

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primary in stocks of medium size companies that management believes to be undervalued at the time of purchase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the C Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%.The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 6% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, were $1,624,806,688 and $709,880,796, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2011		Year ended March 31, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	250,000,000		120,000,000
Sold	72,679,735	$882,067,136	21,306,808	$213,695,479
Issued in reinvestment of distributions	1,048,319	12,365,504	417,792	4,255,315
Redeemed	(14,116,783)	(168,457,048)	(8,496,534)	(82,980,087)
	59,611,271	725,975,592	13,228,066	134,970,707
Institutional Class/Shares Authorized	40,000,000		20,000,000
Sold	8,642,241	99,291,094	4,462,654	46,178,288
Issued in reinvestment of distributions	151,992	1,786,456	46,510	483,302
Redeemed	(1,842,986)	(22,136,228)	(939,061)	(9,386,542)
	6,951,247	78,941,322	3,570,103	37,275,048
A Class/Shares Authorized	50,000,000		20,000,000
Sold	12,326,960	147,472,567	4,642,922	46,461,341
Issued in reinvestment of distributions	170,784	2,000,933	60,409	617,612
Redeemed	(2,680,188)	(31,630,079)	(1,638,412)	(16,714,115)
	9,817,556	117,843,421	3,064,919	30,364,838
C Class/Shares Authorized	10,000,000		20,000,000
Sold	457,926	5,640,665	4,468	50,000
Issued in reinvestment of distributions	948	10,937	—	—
Redeemed	(7,495)	(95,061)	—	—
	451,379	5,556,541	4,468	50,000
R Class/Shares Authorized	10,000,000		10,000,000
Sold	2,347,333	28,450,865	1,132,811	11,223,557
Issued in reinvestment of distributions	28,213	327,105	9,042	93,171
Redeemed	(715,651)	(8,548,931)	(220,730)	(2,195,669)
	1,659,895	20,229,039	921,123	9,121,059
Net increase (decrease)	78,491,348	$948,545,915	20,788,679	$211,781,652

(1)	March 1, 2010 (commencement of sale) through March 31, 2010 for the C Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,581,356,194	—	—
Foreign Common Stocks	40,589,664	$95,453,947	—
Temporary Cash Investments	23,268	56,100,000	—
Total Value of Investment Securities	$1,621,969,126	$151,553,947	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(405,484)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2011, is disclosed on the Statement of Assets and Liabilities as a liability of $405,484 in unrealized loss on forward foreign currency exchange contracts. For the year ended March 31, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(1,618,526) in net realized gain (loss) on foreign currency transactions and $(362,359) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

22

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and
March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$18,784,544	$6,280,977
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,619,909,178
Gross tax appreciation of investments	$174,979,058
Gross tax depreciation of investments	(21,365,163)
Net tax appreciation (depreciation) of investments	$153,613,895
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$5,011
Net tax appreciation (depreciation)	$153,618,906
Undistributed ordinary income	$5,394,859
Accumulated long-term gains	$36,210,956.

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

23

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$11.41	$7.34	$10.66	$13.33	$12.10
Income From Investment Operations
Net Investment Income (Loss)(1)	0.25	0.18	0.19	0.16	0.16
Net Realized and Unrealized Gain (Loss)	1.70	4.03	(3.32)	(1.51)	1.87
Total From Investment Operations	1.95	4.21	(3.13)	(1.35)	2.03
Distributions
From Net Investment Income	(0.23)	(0.14)	(0.19)	(0.16)	(0.14)
From Net Realized Gains	—	—	—	(1.16)	(0.66)
Total Distributions	(0.23)	(0.14)	(0.19)	(1.32)	(0.80)
Net Asset Value, End of Period	$13.13	$11.41	$7.34	$10.66	$13.33

Total Return(2)	17.34%	57.68%	(29.66)%	(10.84)%	17.12%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.01%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.07%	1.79%	2.10%	1.25%	1.30%
Portfolio Turnover Rate	71%	126%	173%	206%	187%
Net Assets, End of Period (in thousands)	$1,334,230	$478,796	$210,960	$274,918	$301,642

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$11.41	$7.34	$10.66	$13.33	$12.10
Income From Investment Operations
Net Investment Income (Loss)(1)	0.28	0.20	0.21	0.18	0.19
Net Realized and Unrealized Gain (Loss)	1.70	4.03	(3.32)	(1.51)	1.87
Total From Investment Operations	1.98	4.23	(3.11)	(1.33)	2.06
Distributions
From Net Investment Income	(0.25)	(0.16)	(0.21)	(0.18)	(0.17)
From Net Realized Gains	—	—	—	(1.16)	(0.66)
Total Distributions	(0.25)	(0.16)	(0.21)	(1.34)	(0.83)
Net Asset Value, End of Period	$13.14	$11.41	$7.34	$10.66	$13.33

Total Return(2)	17.66%	58.00%	(29.52)%	(10.67)%	17.36%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.81%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.27%	1.99%	2.30%	1.45%	1.50%
Portfolio Turnover Rate	71%	126%	173%	206%	187%
Net Assets, End of Period (in thousands)	$170,182	$68,487	$17,859	$17,378	$20,623

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

25

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$11.41	$7.34	$10.66	$13.33	$12.10
Income From Investment Operations
Net Investment Income (Loss)(2)	0.21	0.15	0.17	0.13	0.14
Net Realized and Unrealized Gain (Loss)	1.71	4.04	(3.32)	(1.51)	1.86
Total From Investment Operations	1.92	4.19	(3.15)	(1.38)	2.00
Distributions
From Net Investment Income	(0.20)	(0.12)	(0.17)	(0.13)	(0.11)
From Net Realized Gains	—	—	—	(1.16)	(0.66)
Total Distributions	(0.20)	(0.12)	(0.17)	(1.29)	(0.77)
Net Asset Value, End of Period	$13.13	$11.41	$7.34	$10.66	$13.33

Total Return(3)	17.05%	57.28%	(29.84)%	(11.07)%	16.83%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.26%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.82%	1.54%	1.85%	1.00%	1.05%
Portfolio Turnover Rate	71%	126%	173%	206%	187%
Net Assets, End of Period (in thousands)	$215,813	$75,435	$26,039	$25,932	$21,412

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$11.42	$10.97
Income From Investment Operations
Net Investment Income (Loss)(2)	0.13	0.02
Net Realized and Unrealized Gain (Loss)	1.71	0.43
Total From Investment Operations	1.84	0.45
Distributions
From Net Investment Income	(0.12)	—
Net Asset Value, End of Period	$13.14	$11.42

Total Return(3)	16.24%	4.10%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%	2.00	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.07%	2.07	%(4)
Portfolio Turnover Rate	71%	126	%(5)
Net Assets, End of Period (in thousands)	$5,989	$51

(1)	March 1, 2010 (commencement of sale) through March 31, 2010.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

27

R Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$11.41	$7.34	$10.65	$13.32	$12.09
Income From Investment Operations
Net Investment Income (Loss)(1)	0.19	0.13	0.15	0.10	0.13
Net Realized and Unrealized Gain (Loss)	1.71	4.03	(3.32)	(1.51)	1.84
Total From Investment Operations	1.90	4.16	(3.17)	(1.41)	1.97
Distributions
From Net Investment Income	(0.17)	(0.09)	(0.14)	(0.10)	(0.08)
From Net Realized Gains	—	—	—	(1.16)	(0.66)
Total Distributions	(0.17)	(0.09)	(0.14)	(1.26)	(0.74)
Net Asset Value, End of Period	$13.14	$11.41	$7.34	$10.65	$13.32

Total Return(2)	16.85%	56.88%	(29.95)%	(11.30)%	(16.55)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.51%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.57%	1.29%	1.60%	0.75%	0.80%
Portfolio Turnover Rate	71%	126%	173%	206%	187%
Net Assets, End of Period (in thousands)	$40,933	$16,611	$3,926	$3,172	$820

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 18, 2011

29

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A and R Classes	For:	326,212,222
	Against:	5,269,357
	Abstain:	8,487,828
	Broker Non-Vote:	85,816,071

Institutional Class	For:	34,327,103
	Against:	27,804
	Abstain:	298,999
	Broker Non-Vote:	8,442,681

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital
Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

30

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	62	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	62	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	62	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	62	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	62	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	62	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	62	Rudolph Technologies, Inc.

Interested Director
Jonathan S. Thomas (1963)	Interested Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	102	None

32

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief
Administrative Officer, ACC (February 2006 to February 2007); Executive
Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007
to present); President, ACS (October 2007 to present); Managing Director,
Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain
ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August
2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November
2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice
President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2011.

For corporate taxpayers, the fund hereby designates $18,784,544, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2011 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71441   1105

ANNUAL REPORT           MARCH 31, 2011

NT Large Company Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	24
Proxy Voting Results	25
Management	26
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

With an existing vacancy and several directors approaching retirement age over the next few years, your American Century Investments Kansas City-based mutual fund board of directors recently addressed board succession planning. The board developed a succession plan and conducted an extensive search that yielded two new members who will join the board in 2011.

As part of the planning process, the board referred to the criteria for potential new directors set forth in its director nomination policy adopted in 2009. A nomination process generated more than 20 candidates whose credentials were reviewed by the board’s Governance Committee. Six candidates were selected by the committee for telephone interviews. Three were then chosen for in person interviews.

The committee recommended, and the full board approved, the addition of Jan Lewis, currently the President and Chief Executive Officer of Catholic Charities of Northeast Kansas, to fill the vacant board seat and the addition as an advisory director of Stephen E. Yates, who recently retired as Executive Vice President, Technology and Operations at Keycorp of Cleveland, Ohio. Mr. Yates will serve in an advisory capacity for 12-18 months before becoming an active director. Both of these additions bring operating management experience and unique perspectives to our various tasks.

We look forward to the contributions of our new directors to our efforts as shareholder representatives and thank the Governance Committee for their thorough search process.

If you have comments, suggestions or questions send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

U.S. Stocks Enjoyed Double-Digit Gains

Thanks to a sharp rally during the last six months, the U.S. stock market enjoyed solid gains for the one-year period ended March 31, 2011. The market’s upward trajectory was fueled by renewed investor confidence in a sustainable economic recovery.

The period started on a down note as the U.S. economic expansion that began in mid-2009 started to lose momentum. Signs of slowing economic growth in the second and third quarters of 2010, along with intensifying sovereign debt problems in Europe, raised the possibility of a “double-dip” recession (a recession followed by a brief recovery and then another recession). Uncertain economic expectations led to a broad stock decline and increased market volatility during the first half of the 12-month period.

However, stocks rebounded during the last six months of the period as the clouded economic outlook came into sharper focus. As the Federal Reserve implemented a second round of quantitative easing measures, economic data steadily improved, most notably in the labor market, which produced six straight months of positive job growth. Furthermore, corporate profit growth remained robust as cost-cutting efforts at many companies during the 2008–09 recession translated into substantial operating leverage as economic activity increased. As a result, the equity market rallied sharply throughout the last half of the 12-month period, overcoming some challenges in early 2011, including growing unrest in the Middle East and an earthquake and tsunami in Japan.

Value Stocks Underperformed

Although stocks rallied across the board, smaller-company issues and growth-oriented companies were the best performers (see the table below). Growth shares outpaced value amid increased demand for economically sensitive stocks, which tend to be congregated in growth-oriented sectors of the market. In addition, investors’ higher appetite for risk during the latter half of the period favored growth stocks.

Another factor contributing to the underperformance of value stocks was the financials sector (the largest weighting in most value indices), which posted the lowest return of any sector in the market. Continued weakness in the housing market and regulatory uncertainty weighed on the shares of financial companies.

U.S. Stock Index Returns
For the 12 months ended March 31, 2011
Russell 1000 Index (Large-Cap)	16.69%	Russell 2000 Index (Small-Cap)	25.79%
Russell 1000 Growth Index	18.26%	Russell 2000 Growth Index	31.04%
Russell 1000 Value Index	15.15%	Russell 2000 Value Index	20.63%
Russell Midcap Index	24.27%
Russell Midcap Growth Index	26.60%
Russell Midcap Value Index	22.26%

4

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACLLX	12.24%	-0.18%	5/12/06
Russell 1000 Value Index	—	15.15%	0.88%(1)	—
S&P 500 Index	—	15.65%	2.39%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006
*From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.65%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Senior Portfolio Manager Chuck Ritter, who stepped away from the day-to-day management of NT Large Company Value on November 30, 2010, retired from American Century Investments on December 31. Brendan Healy continues to co-manage NT Large Company Value. On October 1, Portfolio Manager Matt Titus joined Mr. Healy as co-portfolio manager. Mr. Titus was previously a senior investment analyst for the Large Cap Value portfolios, which includes NT Large Company Value.

Performance Summary

NT Large Company Value returned 12.24% for the 12 months ended March 31, 2011. By comparison, its benchmark, the Russell 1000 Value Index, returned 15.15%. The broader market, as measured by the S&P 500 Index, returned 15.65%. The fund’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (its performance, like NT Large Company Value’s, reflects operating expenses) was 14.16%.*

Despite significant volatility at both ends of the reporting period, stocks posted strong gains. As the U.S. economy continued its slow recovery, investors digested the implications of several dramatic events, including the sovereign debt crisis in Europe, the oil spill in the Gulf of Mexico, turmoil in the Middle East, and the tragedy of the earthquake, tsunami, and nuclear disaster in Japan. Higher-risk stocks were in favor as fears of a double-dip recession eased. At the same time, investors continued to favor higher-yielding securities because of very low interest rates. Growth stocks outperformed their value counterparts across the capitalization spectrum. In this environment, NT Large Company Value received positive results in absolute terms from nine of the 10 sectors in which it was invested. On a relative basis, it was hampered by investments in the information technology and health care sectors. Positions in the telecommunication services and consumer discretionary sectors contributed positively.

Information Technology Detracted

NT Large Company Value was hindered by its mix of stocks in the information technology sector. The management team favors this sector because information technology companies generally have attractive valuations, strong balance sheets, and solid growth prospects. The communications equipment industry was the source of the portfolio’s top detractor, Cisco Systems. Although the computer networking company has significant market share, its stock declined on concerns about increased competition and falling profit margins. The computers and peripherals industry supplied notable detractor Hewlett-Packard Co. Despite posting profit gains, the technology giant’s share prices declined after the abrupt exit of its chief executive officer and uncertainty surrounding the appointment of a successor.

Health Care Dampened Performance

An overweight in health care — the second weakest sector in the benchmark — detracted from relative performance. NT Large Company Value’s mix of pharmaceutical stocks was also a drag on results. Two key detractors were Merck and Johnson & Johnson. Merck withdrew its long-term guidance and announced that because of safety concerns it was ending a Phase III clinical study for its experimental anticlotting agent vorapaxar. Shares of Johnson & Johnson declined as the company worked to resolve manufacturing issues that have resulted in costly recalls. The portfolio continued to hold these stocks at the end of the reporting period because we believe these challenges are transitory and their share price valuations are attractive.

*	The average return for Morningstar’s Large Cap Value category was 1.78% from May 31, 2006, the date nearest the Institutional Class’s inception for which data are available, through March 31, 2011. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

6

Telecommunication Services Enhanced Results

An overweight in telecommunication services, the second strongest sector in the benchmark, added to relative progress. Many telecommunications companies outperformed during the period as investors sought out stocks that paid attractive dividends. NT Large Company Value owned two of the largest, AT&T and Verizon Communications. Both companies have benefited from the strong growth of their wireless businesses and from stabilization in their land line businesses.

Consumer Discretionary Contributed

In the consumer discretionary sector, NT Large Company Value benefited from security selection in the media industry. Many of the portfolio’s media holdings outperformed, including key contributor CBS Corp. The mass media conglomerate reported a surge in profits resulting from cost-cutting efforts, brisk advertising sales, and rising retransmission revenues.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of March 31, 2011, NT Large Company Value is broadly diversified, with ongoing overweight positions in health care, consumer staples, and information technology sectors. Our valuation work is also directing us toward smaller relative weightings in utilities and industrials stocks.

7

Fund Characteristics

MARCH 31, 2011
Top Ten Holdings	% of net assets
Chevron Corp.	4.2%
JPMorgan Chase & Co.	3.6%
AT&T, Inc.	3.5%
General Electric Co.	3.4%
Pfizer, Inc.	3.3%
Johnson & Johnson	3.2%
Wells Fargo & Co.	3.1%
Procter & Gamble Co. (The)	2.7%
Merck & Co., Inc.	2.5%
Bank of America Corp.	2.4%

Top Five Industries	% of net assets
Oil, Gas & Consumable Fuels	11.4%
Pharmaceuticals	9.9%
Diversified Financial Services	7.9%
Insurance	7.5%
Diversified Telecommunication Services	6.0%

Types of Investments in Portfolio	% of net assets
Common Stocks and Futures	99.3%
Other Assets and Liabilities	0.7%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 – 3/31/11	Annualized Expense Ratio*
Actual
Institutional Class	$1,000	$1,157.50	$3.60	0.67%
Hypothetical
Institutional Class	$1,000	$1,021.59	$3.38	0.67%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2011

	Shares	Value
Common Stocks — 97.8%
AEROSPACE & DEFENSE — 1.7%
Honeywell International, Inc.	17,400	$ 1,038,954
Lockheed Martin Corp.	34,500	2,773,800
Northrop Grumman Corp.	70,901	4,446,167
		8,258,921
BEVERAGES — 1.3%
Coca-Cola Co. (The)	18,800	1,247,380
PepsiCo, Inc.	81,200	5,230,092
		6,477,472
BIOTECHNOLOGY — 2.2%
Amgen, Inc.(1)	133,600	7,140,920
Gilead Sciences, Inc.(1)	79,500	3,373,980
		10,514,900
CAPITAL MARKETS — 4.1%
Ameriprise Financial, Inc.	43,400	2,650,872
Bank of New York Mellon Corp. (The)	159,400	4,761,278
Goldman Sachs Group, Inc. (The)	53,800	8,525,686
Morgan Stanley	141,200	3,857,584
		19,795,420
CHEMICALS — 0.6%
E.I. du Pont de Nemours & Co.	55,300	3,039,841
COMMERCIAL BANKS — 5.8%
PNC Financial Services Group, Inc.	93,200	5,870,668
U.S. Bancorp.	267,300	7,064,739
Wells Fargo & Co.	469,900	14,895,830
		27,831,237
COMMERCIAL SERVICES & SUPPLIES — 0.5%
Avery Dennison Corp.	54,200	2,274,232
COMMUNICATIONS EQUIPMENT — 0.8%
Cisco Systems, Inc.	220,700	3,785,005
COMPUTERS & PERIPHERALS — 1.5%
Hewlett-Packard Co.	125,300	5,133,541
Western Digital Corp.(1)	59,100	2,203,839
		7,337,380
DIVERSIFIED — 0.9%
SPDR S&P 500 ETF Trust, Series 1	31,800	4,213,818
DIVERSIFIED FINANCIAL SERVICES — 7.9%
Bank of America Corp.	868,300	11,574,439
Citigroup, Inc.(1)	2,059,900	9,104,758
JPMorgan Chase & Co.	380,300	17,531,830
		38,211,027
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.0%
AT&T, Inc.	558,100	17,077,860
CenturyLink, Inc.	48,900	2,031,795
Verizon Communications, Inc.	261,100	10,062,794
		29,172,449
ELECTRIC UTILITIES — 1.9%
American Electric Power Co., Inc.	122,700	4,311,678
Exelon Corp.	46,200	1,905,288
PPL Corp.	113,900	2,881,670
		9,098,636
ENERGY EQUIPMENT & SERVICES — 1.2%
Baker Hughes, Inc.	13,900	1,020,677
National Oilwell Varco, Inc.	22,300	1,767,721
Transocean Ltd.(1)	38,300	2,985,485
		5,773,883
FOOD & STAPLES RETAILING — 4.6%
CVS Caremark Corp.	141,500	4,856,280
Kroger Co. (The)	189,100	4,532,727
SYSCO Corp.	95,600	2,648,120
Walgreen Co.	62,600	2,512,764
Wal-Mart Stores, Inc.	146,400	7,620,120
		22,170,011
FOOD PRODUCTS — 1.6%
Kraft Foods, Inc., Class A	212,900	6,676,544
Unilever NV New York Shares	31,100	975,296
		7,651,840
HEALTH CARE EQUIPMENT & SUPPLIES — 0.8%
Medtronic, Inc.	94,000	3,698,900
HEALTH CARE PROVIDERS & SERVICES — 2.1%
Aetna, Inc.	71,900	2,691,217
HCA Holdings, Inc.(1)	57,282	1,940,141
Quest Diagnostics, Inc.	35,700	2,060,604
WellPoint, Inc.	47,200	3,294,088
		9,986,050
HOUSEHOLD PRODUCTS — 3.4%
Clorox Co.	17,000	1,191,190
Energizer Holdings, Inc.(1)	31,698	2,255,630
Procter & Gamble Co. (The)	209,300	12,892,880
		16,339,700
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.3%
NRG Energy, Inc.(1)	65,500	1,410,870

11

Shares	Value
INDUSTRIAL CONGLOMERATES — 4.0%
General Electric Co.	808,800	$ 16,216,440
Tyco International Ltd.	72,700	3,254,779
		19,471,219
INSURANCE — 7.5%
Allstate Corp. (The)	189,600	6,025,488
Berkshire Hathaway, Inc., Class B(1)	55,400	4,633,102
Chubb Corp. (The)	100,500	6,161,655
Loews Corp.	118,000	5,084,620
MetLife, Inc.	39,200	1,753,416
Principal Financial Group, Inc.	97,600	3,133,936
Torchmark Corp.	41,200	2,738,976
Travelers Cos., Inc. (The)	107,900	6,417,892
		35,949,085
IT SERVICES — 1.1%
Fiserv, Inc.(1)	28,700	1,800,064
International Business Machines Corp.	22,100	3,603,847
		5,403,911
MACHINERY — 1.2%
Dover Corp.	30,500	2,005,070
Ingersoll-Rand plc	83,700	4,043,547
		6,048,617
MEDIA — 5.2%
CBS Corp., Class B	130,000	3,255,200
Comcast Corp., Class A	355,479	8,787,441
Time Warner Cable, Inc.	34,300	2,446,962
Time Warner, Inc.	161,600	5,769,120
Viacom, Inc., Class B	102,900	4,786,908
		25,045,631
METALS & MINING — 0.7%
Freeport-McMoRan Copper & Gold, Inc.	12,300	683,265
Nucor Corp.	59,300	2,728,986
		3,412,251
MULTILINE RETAIL — 1.4%
Kohl’s Corp.	63,900	3,389,256
Macy’s, Inc.	137,500	3,335,750
		6,725,006
MULTI-UTILITIES — 0.9%
PG&E Corp.	97,700	4,316,386
OIL, GAS & CONSUMABLE FUELS — 11.4%
Apache Corp.	41,700	5,459,364
Chevron Corp.	190,400	20,454,672
ConocoPhillips	120,800	9,647,088
Exxon Mobil Corp.	131,400	11,054,682
Occidental Petroleum Corp.	32,200	3,364,578
Total SA ADR	43,800	2,670,486
Valero Energy Corp.	73,200	2,182,824
		54,833,694
PAPER & FOREST PRODUCTS — 0.5%
International Paper Co.	81,900	2,471,742
PHARMACEUTICALS — 9.9%
Abbott Laboratories	84,800	4,159,440
Johnson & Johnson	260,400	15,428,700
Merck & Co., Inc.	365,000	12,048,650
Pfizer, Inc.	783,800	15,918,978
		47,555,768
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.4%
Applied Materials, Inc.	107,700	1,682,274
Intel Corp.	203,900	4,112,663
Marvell Technology Group Ltd.(1)	74,200	1,153,810
		6,948,747
SOFTWARE — 2.8%
Activision Blizzard, Inc.	188,400	2,066,748
Microsoft Corp.	334,300	8,477,848
Oracle Corp.	91,500	3,053,355
		13,597,951
SPECIALTY RETAIL — 0.2%
Best Buy Co., Inc.	30,300	870,216
TEXTILES, APPAREL & LUXURY GOODS — 0.4%
VF Corp.	18,500	1,822,805
TOTAL COMMON STOCKS (Cost $393,967,795)		471,514,621
Temporary Cash Investments — Segregated For Futures Contracts — 1.5%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	30,957	30,957
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/14, valued at $7,139,943), in a joint trading account at 0.07%, dated 3/31/11, due 4/1/11 (Delivery value $7,000,014)		7,000,000
TOTAL TEMPORARY CASH INVESTMENTS — SEGREGATED FOR FUTURES CONTRACTS (Cost $7,030,957)		7,030,957
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $400,998,752)		478,545,578
OTHER ASSETS AND LIABILITIES — 0.7%		3,341,052
TOTAL NET ASSETS — 100.0%		$481,886,630

12

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
2,031,880	EUR for USD	UBS AG	4/29/11	$2,878,395	$(14,155)
(Value on Settlement Date $2,864,240)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
112	S&P 500 E-Mini Futures	June 2011	$7,397,600	$44,325

Notes to Schedule of Investments

ADR = American Depositary Receipt
ETF = Exchange-Traded Fund
EUR = Euro
SPDR = Standard & Poor’s Depositary Receipts
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (cost of $400,998,752)	$478,545,578
Cash	1,301
Deposits with broker for futures contracts	441,000
Receivable for investments sold	2,585,536
Receivable for capital shares sold	16,294
Dividends and interest receivable	725,702
482,315,411

Liabilities
Payable for investments purchased	126,374
Payable for variation margin on futures contracts	18,333
Payable for capital shares redeemed	5,467
Unrealized loss on forward foreign currency exchange contracts	14,155
Accrued management fees	264,452
428,781

Net Assets	$481,886,630

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	200,000,000
Shares outstanding	54,409,732

Net Asset Value Per Share	$8.86

Net Assets Consist of:
Capital (par value and paid-in surplus)	$430,424,654
Undistributed net investment income	217,847
Accumulated net realized loss	(26,332,867)
Net unrealized appreciation	77,576,996
$481,886,630

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Dividends	$8,926,992
Interest	16,794
8,943,786
Expenses:
Management fees	2,498,965
Directors’ fees and expenses	12,897
Other expenses	1,024
2,512,886

Net investment income (loss)	6,430,900

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,481,224
Futures contract transactions	591,173
Foreign currency transactions	(64,144)
7,008,253

Change in net unrealized appreciation (depreciation) on:
Investments	41,026,045
Futures contracts	(248,409)
Translation of assets and liabilities in foreign currencies	(14,155)
40,763,481

Net realized and unrealized gain (loss)	47,771,734

Net Increase (Decrease) in Net Assets Resulting from Operations	$54,202,634

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$ 6,430,900	$ 4,493,862
Net realized gain (loss)	7,008,253	(6,033,508)
Change in net unrealized appreciation (depreciation)	40,763,481	80,867,345
Net increase (decrease) in net assets resulting from operations	54,202,634	79,327,699

Distributions to Shareholders
From net investment income	(6,198,514)	(4,435,883)

Capital Share Transactions
Proceeds from shares sold	133,067,297	107,194,743
Proceeds from reinvestment of distributions	6,198,514	—
Payments for shares redeemed	(13,417,836)	(26,729,647)
Net increase (decrease) in net assets from capital share transactions	125,847,975	80,465,096

Net increase (decrease) in net assets	173,852,095	155,356,912

Net Assets
Beginning of period	308,034,535	152,677,623
End of period	$481,886,630	$308,034,535

Undistributed net investment income	$217,847	$1,861

Transactions in Shares of the Fund
Sold	16,968,918	14,774,606
Issued in reinvestment of distributions	764,337	—
Redeemed	(1,718,087)	(3,882,445)
Net increase (decrease) in shares of the fund	16,015,168	10,892,161

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in companies with larger market capitalization that management believes to be undervalued at the time of purchase. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.50% to 0.70%. The effective annual management fee for the year ended March 31, 2011 was 0.66%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, were $266,626,785 and $136,390,374, respectively.

19

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$471,514,621	—	—
Temporary Cash Investments	30,957	$7,000,000	—
Total Value of Investment Securities	$471,545,578	$7,000,000	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(14,155)	—
Futures Contracts	$44,325	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$44,325	$(14,155)	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

20

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund began investing in foreign currency risk derivatives in November 2010. The foreign currency risk derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since November 2010.

Value of Derivative Instruments as of March 31, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts	—	Payable for variation margin on futures contracts	$18,333
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	14,155
		—		$32,488
Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$591,173	Change in net unrealized appreciation (depreciation) on futures contracts	$(248,409)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(64,144)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(14,155)
		$527,029		$(262,564)

21

7. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$6,198,514	$4,435,883
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$411,873,405
Gross tax appreciation of investments	$68,743,759
Gross tax depreciation of investments	(2,071,586)
Net tax appreciation (depreciation) of investments	$66,672,173
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	—
Net tax appreciation (depreciation)	$66,672,173
Undistributed ordinary income	$217,847
Accumulated capital losses	$(15,428,044)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and futures contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

22

Financial Highlights

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.02	$5.55	$9.71	$11.13	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.14 (2)	0.14 (2)	0.20 (2)	0.22	0.18
Net Realized and Unrealized Gain (Loss)	0.83	2.47	(4.16)	(1.29)	1.14
Total From Investment Operations	0.97	2.61	(3.96)	(1.07)	1.32
Distributions
From Net Investment Income	(0.13)	(0.14)	(0.20)	(0.22)	(0.18)
From Net Realized Gains	—	—	—	(0.13)	(0.01)
Total Distributions	(0.13)	(0.14)	(0.20)	(0.35)	(0.19)
Net Asset Value, End of Period	$8.86	$8.02	$5.55	$9.71	$11.13

Total Return(3)	12.24%	47.28%	(41.22)%	(9.93)%	13.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.66%	0.64%	0.63%	0.62%	0.63	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.70%	1.99%	2.82%	2.10%	2.01	%(4)
Portfolio Turnover Rate	38%	23%	26%	20%	18%
Net Assets, End of Period (in thousands)	$481,887	$308,035	$152,678	$98,618	$71,970

(1)	May 12, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Large Company Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 12, 2006 (inception of the fund) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Large Company Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 12, 2006 through March 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 18, 2011

24

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson,  Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Institutional Class	For:	299,533,171
	Against:	1,270,058
	Abstain:	2,747,098
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

25

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	62	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	62	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	62	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	62	Saia, Inc. and Entertainment Properties Trust

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	62	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	62	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	62	Rudolph Technologies, Inc.

Interested Director
Jonathan S. Thomas (1963)	Interested Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	102	None

27

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief
Administrative Officer, ACC (February 2006 to February 2007); Executive
Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007
to present); President, ACS (October 2007 to present); Managing Director,
Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain
ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August
2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November
2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice
President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2011.

For corporate taxpayers, the fund hereby designates $6,198,514, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2011 as qualified for the corporate dividends received deduction.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71460   1105

ANNUAL REPORT           MARCH 31, 2011

NT Mid Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Proxy Voting Results	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

With an existing vacancy and several directors approaching retirement age over the next few years, your American Century Investments Kansas City-based mutual fund board of directors recently addressed board succession planning. The board developed a succession plan and conducted an extensive search that yielded two new members who will join the board in 2011.

As part of the planning process, the board referred to the criteria for potential new directors set forth in its director nomination policy adopted in 2009. A nomination process generated more than 20 candidates whose credentials were reviewed by the board’s Governance Committee. Six candidates were selected by the committee for telephone interviews. Three were then chosen for in person interviews.

The committee recommended, and the full board approved, the addition of Jan Lewis, currently the President and Chief Executive Officer of Catholic Charities of Northeast Kansas, to fill the vacant board seat and the addition as an advisory director of Stephen E. Yates, who recently retired as Executive Vice President, Technology and Operations at Keycorp of Cleveland, Ohio. Mr. Yates will serve in an advisory capacity for 12-18 months before becoming an active director. Both of these additions bring operating management experience and unique perspectives to our various tasks.

We look forward to the contributions of our new directors to our efforts as shareholder representatives and thank the Governance Committee for their thorough search process.

If you have comments, suggestions or questions send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

U.S. Stocks Enjoyed Double-Digit Gains

Thanks to a sharp rally during the last six months, the U.S. stock market enjoyed solid gains for the one-year period ended March 31, 2011. The market’s upward trajectory was fueled by renewed investor confidence in a sustainable economic recovery.

The period started on a down note as the U.S. economic expansion that began in mid-2009 started to lose momentum. Signs of slowing economic growth in the second and third quarters of 2010, along with intensifying sovereign debt problems in Europe, raised the possibility of a “double-dip” recession (a recession followed by a brief recovery and then another recession). Uncertain economic expectations led to a broad stock decline and increased market volatility during the first half of the 12-month period.

However, stocks rebounded during the last six months of the period as the clouded economic outlook came into sharper focus. As the Federal Reserve implemented a second round of quantitative easing measures, economic data steadily improved, most notably in the labor market, which produced six straight months of positive job growth. Furthermore, corporate profit growth remained robust as cost-cutting efforts at many companies during the 2008–09 recession translated into substantial operating leverage as economic activity increased. As a result, the equity market rallied sharply throughout the last half of the 12-month period, overcoming some challenges in early 2011, including growing unrest in the Middle East and an earthquake and tsunami in Japan.

Value Stocks Underperformed

Although stocks rallied across the board, smaller-company issues and growth-oriented companies were the best performers (see the table below). Growth shares outpaced value amid increased demand for economically sensitive stocks, which tend to be congregated in growth-oriented sectors of the market. In addition, investors’ higher appetite for risk during the latter half of the period favored growth stocks.

Another factor contributing to the underperformance of value stocks was the financials sector (the largest weighting in most value indices), which posted the lowest return of any sector in the market. Continued weakness in the housing market and regulatory uncertainty weighed on the shares of financial companies.

U.S. Stock Index Returns
For the 12 months ended March 31, 2011
Russell 1000 Index (Large-Cap)	16.69%	Russell 2000 Index (Small-Cap)	25.79%
Russell 1000 Growth Index	18.26%	Russell 2000 Growth Index	31.04%
Russell 1000 Value Index	15.15%	Russell 2000 Value Index	20.63%
Russell Midcap Index	24.27%
Russell Midcap Growth Index	26.60%
Russell Midcap Value Index	22.26%

4

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACLMX	17.91%	6.61%	5/12/06
Russell Midcap Value Index	—	22.26%	3.91%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

5

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

NT Mid Cap Value returned 17.91% for the 12 months ended March 31, 2011. By comparison, the average return for Morningstar’s Mid Cap Value category (its performance, like NT Mid Cap Value’s, reflects operating expenses) was 20.45%.* The fund’s benchmark, the Russell Midcap Value Index, was up 22.26%. Its returns do not include operating expenses.

As the U.S. economy continued its slow recovery, investors digested the implications of several dramatic events, including the sovereign debt crisis in Europe, the oil spill in the Gulf of Mexico, turmoil in the Middle East, and the earthquake, tsunami, and nuclear disaster in Japan. Higher-risk stocks were in favor as fears of a double-dip recession eased. At the same time, investors continued to favor higher-yielding securities because of very low interest rates. Growth stocks outperformed their value counterparts across the capitalization spectrum. In this environment, NT Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in all ten of the sectors in which it was invested. On a relative basis, performance was dampened by investments in the energy, financials, and consumer discretionary sectors. Its positions in the utilities, information technology, and industrials sectors enhanced results.

Financials Hampered Progress

In financials, security selection and the portfolio’s conservative positioning dampened relative performance. Specifically, NT Mid Cap Value was hindered by its overweight in thrifts and mortgage finance stocks. A top detractor was Hudson City Bank, a regional bank operating primarily in New Jersey and New York. As its share price declined, the management team took advantage of weakness to add to the portfolio’s position. Hudson has restructured its balance sheet to reduce its higher-cost borrowings in order to mitigate interest rate risk and to compete more effectively in the residential mortgage marketplace.

The capital markets segment supplied top detractor Northern Trust Corp. The company was negatively impacted by expectations of a prolonged period of historically low interest rates and concerns about the diminished profitability of its securities lending and foreign exchange businesses.

Energy Slowed Performance

NT Mid Cap Value was hampered by an underweight in energy, which was by far the strongest-performing sector in the benchmark. Our bias toward stable companies with low-risk business models also detracted from relative results. Because of valuations, the portfolio did not own the riskier exploration and production names, many of which appreciated as oil prices surged during the period.

*	The average return for Morningstar’s Mid Cap Value category was 4.31% from May 31, 2006, the date nearest the Institutional Class’s inception for which data are available. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

6

Consumer Discretionary Detracted

In consumer discretionary, an overweight in specialty retailers was a drag on relative performance. A key detractor was Staples. The largest U.S. office supply retailer reported disappointing earnings in the first quarter of 2011 as a result of winter storm disruptions and the promotional efforts of its competitors. In addition, the chain’s profits were hurt by weakness in white-collar employment.

Utilities and Information Technology Boosted Performance

NT Mid Cap Value’s mix of utilities stocks enhanced relative results. The portfolio benefited from our preference for higher-quality utilities, such as regulated utilities like Wisconsin Energy Corp. and Westar Energy, which have stable business models.

An underweight and security selection in the information technology sector contributed to relative performance. Holdings among IT services companies and semiconductor names were particularly advantageous. A notable contributor was Teradyne, a semiconductor test equipment maker that is not represented in the benchmark. The company reported improved earnings and stands to make market gains if its rival Verigy is acquired by Advantest, a supplier of automatic test equipment for the semiconductor industry.

Industrials Contributed Positively

In industrials, NT Mid Cap Value benefited from its overweight to companies with exposure to the late stage of the industrial cycle and which had not yet benefited from the global economic recovery. Top contributors were Hubbell and Thomas & Betts Corp., which both of which manufacture electrical components. The share prices of these companies climbed as demand in their end markets began to normalize.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2011, we see opportunities in consumer staples, industrials, telecommunication services, and health care reflected by overweight positions in these sectors, relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward smaller relative weightings in energy, utilities, information technology, and financials stocks.

7

Fund Characteristics

MARCH 31, 2011
Top Ten Holdings	% of net assets
Republic Services, Inc.	3.1%
Northern Trust Corp.	2.5%
Kimberly-Clark Corp.	2.3%
Imperial Oil Ltd.	2.3%
Lowe’s Cos., Inc.	2.2%
PG&E Corp.	2.0%
ConAgra Foods, Inc.	1.8%
Koninklijke Philips Electronics NV	1.8%
Hudson City Bancorp., Inc.	1.7%
Murphy Oil Corp.	1.7%

Top Five Industries	% of net assets
Insurance	10.9%
Oil, Gas & Consumable Fuels	8.2%
Food Products	5.9%
Real Estate Investment Trusts (REITs)	4.9%
Electric Utilities	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	90.5%
Foreign Common Stocks*	7.9%
Total Common Stocks	98.4%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.9%

*	Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 - 3/31/11	Annualized Expense Ratio*
Actual
Institutional Class	$1,000	$1,165.00	$4.32	0.80%
Hypothetical
Institutional Class	$1,000	$1,020.94	$4.03	0.80%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2011

	Shares	Value
Common Stocks — 98.4%
AEROSPACE & DEFENSE — 1.3%
Huntington Ingalls Industries, Inc.(1)	25,500	$1,058,250
ITT Corp.	27,400	1,645,370
		2,703,620
AIRLINES — 0.7%
Southwest Airlines Co.	125,600	1,586,328
CAPITAL MARKETS — 3.8%
Franklin Resources, Inc.	14,000	1,751,120
Northern Trust Corp.	108,389	5,500,742
State Street Corp.	23,900	1,074,066
		8,325,928
CHEMICALS — 0.7%
Minerals Technologies, Inc.	20,670	1,416,308
COMMERCIAL BANKS — 3.6%
BOK Financial Corp.	10,800	558,144
Comerica, Inc.	85,807	3,150,833
Commerce Bancshares, Inc.	60,461	2,445,043
Cullen/Frost Bankers, Inc.	7,400	436,748
SunTrust Banks, Inc.	44,300	1,277,612
		7,868,380
COMMERCIAL SERVICES & SUPPLIES — 4.6%
Cintas Corp.	52,100	1,577,067
Pitney Bowes, Inc.	32,700	840,063
Republic Services, Inc.	225,298	6,767,952
Waste Management, Inc.	23,196	866,139
		10,051,221
COMMUNICATIONS EQUIPMENT — 0.6%
Emulex Corp.(1)	124,600	1,329,482
CONTAINERS & PACKAGING — 1.5%
Bemis Co., Inc.	97,379	3,195,005
DISTRIBUTORS — 0.3%
Genuine Parts Co.	10,456	560,860
DIVERSIFIED — 1.3%
iShares Russell Midcap Value Index Fund	56,180	2,705,629
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.5%
Consolidated Communications Holdings, Inc.	40,000	749,200
Qwest Communications International, Inc.	356,000	2,431,480
TELUS Corp.	31,300	1,600,352
Windstream Corp.	50,700	652,509
		5,433,541
ELECTRIC UTILITIES — 4.8%
American Electric Power Co., Inc.	36,691	1,289,322
IDACORP, Inc.	10,379	395,440
Northeast Utilities	50,430	1,744,878
NV Energy, Inc.	190,900	2,842,501
Portland General Electric Co.	43,871	1,042,813
Westar Energy, Inc.	117,838	3,113,280
		10,428,234
ELECTRICAL EQUIPMENT — 2.7%
Hubbell, Inc., Class B	32,396	2,301,088
Thomas & Betts Corp.(1)	58,800	3,496,836
		5,797,924
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.5%
Molex, Inc., Class A	56,200	1,162,778
FOOD & STAPLES RETAILING — 2.9%
CVS Caremark Corp.	100,800	3,459,456
SYSCO Corp.	99,400	2,753,380
		6,212,836
FOOD PRODUCTS — 5.9%
ConAgra Foods, Inc.	168,007	3,990,166
General Mills, Inc.	73,700	2,693,735
H.J. Heinz Co.	62,800	3,065,896
Kellogg Co.	57,400	3,098,452
		12,848,249
GAS UTILITIES — 0.7%
AGL Resources, Inc.	40,500	1,613,520
HEALTH CARE EQUIPMENT & SUPPLIES — 3.5%
Boston Scientific Corp.(1)	151,100	1,086,409
CareFusion Corp.(1)	70,188	1,979,301
Covidien plc	19,000	986,860
Symmetry Medical, Inc.(1)	28,807	282,309
Zimmer Holdings, Inc.(1)	54,400	3,292,832
		7,627,711
HEALTH CARE PROVIDERS & SERVICES — 3.0%
LifePoint Hospitals, Inc.(1)	71,400	2,868,852
Patterson Cos., Inc.	78,800	2,536,572
Quest Diagnostics, Inc.	9,500	548,340
Select Medical Holdings Corp.(1)	57,019	459,573
		6,413,337

11

Shares	Value
HOTELS, RESTAURANTS & LEISURE — 2.1%
CEC Entertainment, Inc.	79,144	$2,986,103
International Speedway Corp., Class A	32,815	977,887
Speedway Motorsports, Inc.	33,139	529,561
		4,493,551
HOUSEHOLD DURABLES — 1.5%
Stanley Black & Decker, Inc.	13,900	1,064,740
Whirlpool Corp.	26,400	2,253,504
		3,318,244
HOUSEHOLD PRODUCTS — 3.6%
Clorox Co.	27,300	1,912,911
Energizer Holdings, Inc.(1)	12,300	875,268
Kimberly-Clark Corp.	76,095	4,966,721
		7,754,900
INDUSTRIAL CONGLOMERATES — 2.4%
Koninklijke Philips Electronics NV(1)	118,700	3,794,239
Tyco International Ltd.	32,900	1,472,933
		5,267,172
INSURANCE — 10.9%
ACE Ltd.	39,700	2,568,590
Allstate Corp. (The)	69,200	2,199,176
Aon Corp.	52,100	2,759,216
Chubb Corp. (The)	31,500	1,931,265
HCC Insurance Holdings, Inc.	85,193	2,667,393
Marsh & McLennan Cos., Inc.	79,054	2,356,600
Symetra Financial Corp.	74,679	1,015,634
Torchmark Corp.	10,800	717,984
Transatlantic Holdings, Inc.	59,475	2,894,648
Travelers Cos., Inc. (The)	47,000	2,795,560
Unum Group	61,500	1,614,375
		23,520,441
IT SERVICES — 0.8%
Automatic Data Processing, Inc.	10,700	549,017
Booz Allen Hamilton Holding Corp.(1)	60,173	1,083,716
		1,632,733
LEISURE EQUIPMENT & PRODUCTS — 0.5%
Mattel, Inc.	39,800	992,214
MACHINERY — 1.6%
Harsco Corp.	20,600	726,974
Kaydon Corp.	71,932	2,819,015
		3,545,989
METALS & MINING — 1.0%
Newmont Mining Corp.	39,378	2,149,251
MULTILINE RETAIL — 0.8%
Target Corp.	32,500	1,625,325
MULTI-UTILITIES — 3.4%
Consolidated Edison, Inc.	14,600	740,512
PG&E Corp.	96,000	4,241,280
Wisconsin Energy Corp.	17,220	525,210
Xcel Energy, Inc.	74,081	1,769,795
		7,276,797
OIL, GAS & CONSUMABLE FUELS — 8.2%
Devon Energy Corp.	12,300	1,128,771
EQT Corp.	71,400	3,562,860
Imperial Oil Ltd.	95,600	4,885,017
Murphy Oil Corp.	49,300	3,619,606
Noble Energy, Inc.	6,700	647,555
Southwestern Energy Co.(1)	24,000	1,031,280
Spectra Energy Partners LP	36,100	1,186,607
Ultra Petroleum Corp.(1)	8,300	408,775
Williams Partners LP	24,400	1,263,920
		17,734,391
PAPER & FOREST PRODUCTS — 0.6%
MeadWestvaco Corp.	43,700	1,325,421
REAL ESTATE INVESTMENT TRUSTS (REITs) — 4.9%
Annaly Capital Management, Inc.	92,689	1,617,423
Capstead Mortgage Corp.	59,900	765,522
Government Properties Income Trust	118,825	3,191,640
Host Hotels & Resorts, Inc.	14,586	256,859
National Health Investors, Inc.	13,100	627,752
Piedmont Office Realty Trust, Inc., Class A	150,975	2,930,425
Weyerhaeuser Co.	48,822	1,201,021
		10,590,642
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.8%
Applied Materials, Inc.	186,800	2,917,816
Teradyne, Inc.(1)	57,400	1,022,294
		3,940,110
SOFTWARE — 0.5%
Cadence Design Systems, Inc.(1)	105,100	1,024,725
SPECIALTY RETAIL — 4.3%
Best Buy Co., Inc.	49,000	1,407,280
Lowe’s Cos., Inc.	182,100	4,812,903
Staples, Inc.	160,700	3,120,794
		9,340,977

12

Shares	Value
THRIFTS & MORTGAGE FINANCE — 3.4%
Capitol Federal Financial, Inc.	73,806	$831,794
Hudson City Bancorp., Inc.	383,200	3,709,376
People’s United Financial, Inc.	231,433	2,911,427
		7,452,597
TRADING COMPANIES & DISTRIBUTORS — 0.4%
Beacon Roofing Supply, Inc.(1)	45,900	939,573
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
Rogers Communications, Inc., Class B	47,600	1,730,195
TOTAL COMMON STOCKS(Cost $184,757,701)		212,936,139
Temporary Cash Investments — 0.7%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	50,137	$50,137
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/14, valued at $1,529,988), in a joint trading account at 0.07%, dated 3/31/11, due 4/1/11 (Delivery value $1,500,003)		1,500,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,550,137)		1,550,137
TOTAL INVESTMENT SECURITIES — 99.1% (Cost $186,307,838)		214,486,276
OTHER ASSETS AND LIABILITIES — 0.9%		1,894,830
TOTAL NET ASSETS — 100.0%		$216,381,106

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
6,488,577	CAD for USD	Bank of America	4/29/11	$6,689,255	$(38,022)
2,157,491	EUR for USD	UBS AG	4/29/11	3,056,338	(13,939)
				$9,745,593	$(51,961)

(Value on Settlement Date $9,693,632)

Notes to Schedule of Investments

CAD = Canadian Dollar
EUR = Euro
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (cost of $186,307,838)	$214,486,276
Receivable for investments sold	4,229,080
Receivable for capital shares sold	13,785
Dividends and interest receivable	594,415
219,323,556

Liabilities
Payable for investments purchased	2,747,444
Unrealized loss on forward foreign currency exchange contracts	51,961
Accrued management fees	143,045
2,942,450

Net Assets	$216,381,106

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	20,221,461

Net Asset Value Per Share	$10.70

Net Assets Consist of:
Capital (par value and paid-in surplus)	$180,506,773
Undistributed net investment income	200,529
Undistributed net realized gain	7,546,724
Net unrealized appreciation	28,127,080
$216,381,106

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12,222)	$5,329,769
Interest	3,459
5,333,228
Expenses:
Management fees	1,352,362
Directors’ fees and expenses	5,777
Other expenses	924
1,359,063

Net investment income (loss)	3,974,165

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	20,477,591
Foreign currency transactions	(208,691)
20,268,900

Change in net unrealized appreciation (depreciation) on:
Investments	7,388,472
Translation of assets and liabilities in foreign currencies	(42,394)
7,346,078

Net realized and unrealized gain (loss)	27,614,978

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,589,143

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$3,974,165	$2,013,357
Net realized gain (loss)	20,268,900	14,259,893
Change in net unrealized appreciation (depreciation)	7,346,078	27,097,640
Net increase (decrease) in net assets resulting from operations	31,589,143	43,370,890

Distributions to Shareholders
From net investment income	(3,847,606)	(1,746,754)
From net realized gains	(8,513,579)	—
Decrease in net assets from distributions	(12,361,185)	(1,746,754)

Capital Share Transactions
Proceeds from shares sold	53,326,426	41,468,311
Proceeds from reinvestment of distributions	12,361,185	—
Payments for shares redeemed	(6,263,686)	(13,295,819)
Net increase (decrease) in net assets from capital share transactions	59,423,925	28,172,492

Net increase (decrease) in net assets	78,651,883	69,796,628

Net Assets
Beginning of period	137,729,223	67,932,595
End of period	$216,381,106	$137,729,223

Undistributed net investment income	$200,529	$227,494

Transactions in Shares of the Fund
Sold	5,451,225	4,969,831
Issued in reinvestment of distributions	1,235,583	—
Redeemed	(620,123)	(1,675,866)
Net increase (decrease) in shares of the fund	6,066,685	3,293,965

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in stocks of medium size companies that management believes to be undervalued at the time of purchase. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The effective annual management fee is 0.80%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, were $217,596,418 and $169,024,791, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$195,897,953	—	—
Foreign Common Stocks	5,028,383	$12,009,803	—
Temporary Cash Investments	50,137	1,500,000	—
Total Value of Investment Securities	$200,976,473	$13,509,803	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(51,961)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2011, is disclosed on the Statement of Assets and Liabilities as a liability of $51,961 in unrealized loss on forward foreign currency exchange contracts. For the year ended March 31, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(215,827) in net realized gain (loss) on foreign currency transactions and $(42,502) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$8,739,435	$1,746,754
Long-term capital gains	$3,621,750	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$189,953,256
Gross tax appreciation of investments	$26,652,412
Gross tax depreciation of investments	(2,119,392)
Net tax appreciation (depreciation) of investments	$24,533,020
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$743
Net tax appreciation (depreciation) of investments	$24,533,763
Undistributed ordinary income	$5,652,805
Accumulated long-term gains	$5,687,765

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

21

Financial Highlights

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.73	$6.25	$9.04	$11.28	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.23 (2)	0.17 (2)	0.18 (2)	0.16 (2)	0.14
Net Realized and Unrealized Gain (Loss)	1.45	3.45	(2.79)	(1.29)	1.44
Total From Investment Operations	1.68	3.62	(2.61)	(1.13)	1.58
Distributions
From Net Investment Income	(0.23)	(0.14)	(0.18)	(0.15)	(0.12)
From Net Realized Gains	(0.48)	—	—	(0.96)	(0.18)
Total Distributions	(0.71)	(0.14)	(0.18)	(1.11)	(0.30)
Net Asset Value, End of Period	$10.70	$9.73	$6.25	$9.04	$11.28

Total Return(3)	17.91%	58.29%	(29.25)%	(10.79)%	16.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.35%	1.98%	2.36%	1.48%	1.55	%(4)
Portfolio Turnover Rate	102%	143%	181%	208%	203%
Net Assets, End of Period (in thousands)	$216,381	$137,729	$67,933	$45,832	$33,375

(1)	May 12, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Mid Cap Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 12, 2006 (inception of the fund) through March 31, 2007. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Mid Cap Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 12, 2006 through March 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 18, 2011

23

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Institutional Class	For:	134,824,277
	Against:	92,994
	Abstain:	798,533
	Broker Non-Vote:	0

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

24

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	62	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	62	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	62	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	62	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	62	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	62	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	62	Rudolph Technologies, Inc.

Interested Director
Jonathan S. Thomas (1963)	Interested Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	102	None

26

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief
Administrative Officer, ACC (February 2006 to February 2007); Executive
Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007
to present); President, ACS (October 2007 to present); Managing Director,
Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain
ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August
2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century funds
(July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November
2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice
President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2011.

For corporate taxpayers, the fund hereby designates $4,077,949, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2011 as qualified for the corporate dividends received deduction.

The fund hereby designates $3,621,750, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2011.

The fund hereby designates $4,891,829 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71461   1105

ANNUAL REPORT               MARCH 31, 2011

Real Estate Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	29
Proxy Voting Results	30
Management	31
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

With an existing vacancy and several directors approaching retirement age over the next few years, your American Century Investments Kansas City-based mutual fund board of directors recently addressed board succession planning. The board developed a succession plan and conducted an extensive search that yielded two new members who will join the board in 2011.

As part of the planning process, the board referred to the criteria for potential new directors set forth in its director nomination policy adopted in 2009. A nomination process generated more than 20 candidates whose credentials were reviewed by the board’s Governance Committee. Six candidates were selected by the committee for telephone interviews. Three were then chosen for in person interviews.

The committee recommended, and the full board approved, the addition of Jan Lewis, currently the President and Chief Executive Officer of Catholic Charities of Northeast Kansas, to fill the vacant board seat and the addition as an advisory director of Stephen E. Yates, who recently retired as Executive Vice President, Technology and Operations at Keycorp of Cleveland, Ohio. Mr. Yates will serve in an advisory capacity for 12-18 months before becoming an active director. Both of these additions bring operating management experience and unique perspectives to our various tasks.

We look forward to the contributions of our new directors to our efforts as shareholder representatives and thank the Governance Committee for their thorough search process.

If you have comments, suggestions or questions send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

U.S. Stocks Advanced as Economic Recovery Blossomed

The U.S. stock market enjoyed robust returns for the 12 months ended March 31, 2011, with the bulk of the advance occurring during the last six months of the period. The broad stock indices posted double-digit gains thanks to a sea change in investor sentiment as economic uncertainty gave way to a promising recovery.

The equity market experienced significant volatility during the first half of the period as the U.S. economy began to veer off course from a recovery that began in mid-2009. Signs of a slowdown in the pace of economic activity, combined with growing sovereign debt problems in Europe, weighed heavily on investor confidence. As a result, stocks declined precipitously during the first three months of the period and remained volatile throughout the summer of 2010 amid an uncertain economic outlook.

However, the last half of the period brought a dramatic shift in market sentiment. Improving economic data—including six consecutive months of job growth that brought the unemployment rate back down below 9%—reassured investors that the economy would avoid a relapse into recession. Meanwhile, quantitative easing measures by the Federal Reserve and an 11th-hour extension of expiring federal tax breaks at the end of 2010 boosted investor confidence that economic growth would continue to accelerate. Consequently, stocks enjoyed a strong rally over the last six months of the period despite growing turmoil in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

Small-Cap and Growth Stocks Outperformed

For the 12 months, the broad equity indices gained approximately 17%. As the table below illustrates, small- and mid-cap issues fared even better, returning about 25% for 12-month period. Growth stocks outpaced value shares across all market capitalizations, most significantly among smaller companies. Every sector of the market advanced for the period, led by energy stocks, which benefited from strong demand and rising energy prices. Other economically sensitive sectors—such as materials and industrials—also performed well. The laggards included the health care and financials sectors, both of which faced some regulatory uncertainty.

U.S. Stock Index Returns
For the 12 months ended March 31, 2011
Russell 1000 Index (Large-Cap)	16.69%	Russell 2000 Index (Small-Cap)	25.79%
Russell 1000 Growth Index	18.26%	Russell 2000 Growth Index	31.04%
Russell 1000 Value Index	15.15%	Russell 2000 Value Index	20.63%
Russell Midcap Index	24.27%
Russell Midcap Growth Index	26.60%
Russell Midcap Value Index	22.26%

4

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	25.19%	-0.35%	10.73%	11.14%	9/21/95(1)
MSCI U.S. REIT Index	—	24.28%	1.39%	11.33%	10.83%(2)	—
S&P 500 Index	—	15.65%	2.62%	3.29%	7.34%(2)	—
Institutional Class	REAIX	25.48%	-0.15%	10.95%	9.23%	6/16/97
A Class(3) No sales charge* With sales charge*	AREEX	24.92% 17.77%	-0.60% -1.77%	10.47% 9.82%	10.63% 10.10%	10/6/98
B Class No sales charge* With sales charge*	ARYBX	23.95% 19.95%	— —	— —	-5.21% -6.20%	9/28/07
C Class	ARYCX	24.00%	—	—	-5.18%	9/28/07
R Class	AREWX	24.60%	—	—	-4.73%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	The inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor. That fund merged with Real Estate on 6/13/97 and Real Estate was first offered to the public on 6/16/97.
(2)	Since 9/30/95, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.16%	0.96%	1.41%	2.16%	2.16%	1.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Manager: Steven Brown

Performance Summary

The Real Estate fund posted a total return of 25.19%* for the fiscal year ended March 31, 2011. By comparison, the Morgan Stanley Capital International U.S. REIT Index (the fund’s benchmark) returned 24.28%, while the S&P 500 Index (a broad stock market measure) returned 15.65%.

REIT Market Overview

Real estate investment trusts (REITs) enjoyed strong returns during the 12-month period and outpaced the broad equity market. The robust rally in the REIT market was driven by several factors—an improving economic environment, which helped occupancy and rent levels begin to recover in the last half of the period; better credit conditions, as banks became more willing to lend; low interest rates, which helped minimize borrowing costs; and rising real estate values resulting from an increase in commercial property transactions and a lack of new supply.

The best performers in the REIT market for the year were the most economically sensitive segments, led by REITs that own and operate apartments and self-storage units. Apartment REITs gained more than 40% for the 12-month period as the weak housing market led to a pendulum shift toward renting and away from home ownership, resulting in both higher rents and rising occupancy levels. Self-storage REITs benefited from a similar trend as downsizing from home ownership to renting an apartment led to increased demand for storage space.

Retail REITs were mixed as those focused on regional malls fared well during the period, while shopping center REITs underperformed. Regional malls benefited from the disproportionate recovery in discretionary spending among higher-income consumers, whereas sales growth was less robust in community shopping centers, which are more dependent on lower-to-middle-income consumers.

Other laggards included hotel and office REITs. Hotel REITs were among the stronger performers in the REIT market in late 2010 as the burgeoning economic recovery boosted business and leisure travel, but they fell back in early 2011 amid concerns about high valuations and the impact of global turmoil (unrest in the Middle East, sovereign debt issues in Europe, the earthquake/tsunami in Japan) on travel. Office REITs underperformed as job growth remained weak in suburban markets.

Economic Focus Aided Performance

The fund generated a return of more than 25% for the 12 months and outperformed its benchmark index. For much of the period, the portfolio was positioned for an economic recovery, which was a drag on performance during the first half of the period but added value as economic growth picked up in the last six months. In particular, overweight positions in apartment and self-storage REITs, along with underweight positions in hotel and health care REITs, contributed the most to the fund’s outperformance of the index.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Toward the end of the period, we pared back the fund’s risk profile in the wake of the developments in the Middle East and Japan. This also provided us with the opportunity to take profits in some of the portfolio’s stronger performers.

Stock Selection Also Added Value

Stock selection contributed favorably to performance versus the index. The fund’s top contributor was timber REIT Weyerhaeuser Company, which became a REIT in late 2010. Weyerhaeuser, which was trading at a significant discount to its net asset value when we bought the stock, benefited from an increase in lumber prices as economic activity increased. Another top contributor was CB Richard Ellis Group, a leading property leasing and brokerage firm. The company’s business improved dramatically thanks to increased transaction activity in commercial real estate.

Other individual winners included HCP, a health care REIT, and hotel REIT Host Hotels & Resorts. HCP reported stronger-than-expected earnings and made a beneficial acquisition of HCR Manor Care’s assisted-living and skilled nursing facilities, while Host benefited from a rebound in business travel.

Retail REITs Underperformed

Stock choices among retail REITs detracted from relative results during the period. The most significant detractors in this segment included Kimco Realty and Pennsylvania Real Estate Investment Trust, both of which invest primarily in community shopping centers and strip malls. These retail properties continued to struggle with weaker consumer spending.

Other notable detractors in the portfolio included casino operator MGM Resorts International and assisted-living facilities company Emeritus. MGM declined amid concerns about the strength of the company’s balance sheet and a tepid recovery in Las Vegas, while Emeritus was negatively impacted by the struggling housing market, which made it difficult for some individuals to sell their homes and move into assisted-living facilities.

A Look Ahead

We continue to believe that the U.S. economy will produce solid growth in 2011, but we are mindful that higher input costs, especially surging food and energy prices, will likely lead to higher interest rates and inflation over the balance of the year. As a result, we are focusing on sectors of the REIT market that will benefit from an above-trend inflation rate. These include apartment, hotel, and self-storage REITs, all of which have relatively short rental periods that allow them to rapidly increase prices to keep pace with inflation. We especially favor the apartment sector, which has excellent pricing power given a lack of new supply and continued weakness in the housing market.

8

Fund Characteristics

MARCH 31, 2011
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	10.3%
Public Storage	6.9%
HCP, Inc.	6.5%
Boston Properties, Inc.	5.6%
Vornado Realty Trust	5.5%
Equity Residential	4.7%
AvalonBay Communities, Inc.	4.1%
Health Care REIT, Inc.	3.6%
ProLogis	3.2%
Alexandria Real Estate Equities, Inc.	2.9%

Industry Allocation	% of net assets
Specialized REITs	27.0%
Residential REITs	18.4%
Retail REITs	18.3%
Office REITs	17.1%
Industrial REITs	7.5%
Diversified REITs	6.3%
Real Estate Operating Companies	1.4%
Diversified Real Estate Activities	1.1%
Hotels, Resorts & Cruise Lines	1.0%
Real Estate Services	1.0%
Homebuilding	0.6%
Cash and Equivalents*	0.3%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	(0.9)%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 – 3/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,162.20	$6.25	1.16%
Institutional Class	$1,000	$1,163.80	$5.18	0.96%
A Class	$1,000	$1,161.20	$7.60	1.41%
B Class	$1,000	$1,156.70	$11.61	2.16%
C Class	$1,000	$1,156.50	$11.61	2.16%
R Class	$1,000	$1,159.50	$8.94	1.66%
Hypothetical
Investor Class	$1,000	$1,019.15	$5.84	1.16%
Institutional Class	$1,000	$1,020.14	$4.84	0.96%
A Class	$1,000	$1,017.90	$7.09	1.41%
B Class	$1,000	$1,014.16	$10.85	2.16%
C Class	$1,000	$1,014.16	$10.85	2.16%
R Class	$1,000	$1,016.65	$8.35	1.66%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2011

	Shares	Value
Common Stocks — 99.7%
DIVERSIFIED REAL ESTATE ACTIVITIES — 1.1%
Brookfield Asset Management, Inc., Class A	366,100	$ 11,883,606
DIVERSIFIED REITs — 6.3%
Colonial Properties Trust	438,500	8,441,125
Vornado Realty Trust	656,932	57,481,550
		65,922,675
HOMEBUILDING — 0.6%
Lennar Corp., Class A	336,007	6,088,447
HOTELS, RESORTS & CRUISE LINES — 1.0%
Gaylord Entertainment Co.(1)	29,300	1,016,124
Hyatt Hotels Corp., Class A(1)	97,470	4,195,109
Wyndham Worldwide Corp.	161,800	5,146,858
		10,358,091
INDUSTRIAL REITs — 7.5%
AMB Property Corp.	684,700	24,628,659
DCT Industrial Trust, Inc.	1,366,871	7,586,134
DuPont Fabros Technology, Inc.	250,689	6,079,208
First Industrial Realty Trust, Inc.(1)	504,872	6,002,928
ProLogis	2,125,636	33,967,664
		78,264,593
OFFICE REITs — 17.1%
Alexandria Real Estate Equities, Inc.	396,213	30,892,728
Boston Properties, Inc.	616,669	58,491,055
Digital Realty Trust, Inc.	496,732	28,879,998
Douglas Emmett, Inc.	816,100	15,301,875
Kilroy Realty Corp.	421,200	16,355,196
SL Green Realty Corp.	385,306	28,975,011
		178,895,863
REAL ESTATE OPERATING COMPANIES — 1.4%
Forest City Enterprises, Inc., Class A(1)	779,560	14,679,115
REAL ESTATE SERVICES — 1.0%
CB Richard Ellis Group, Inc., Class A(1)	187,300	5,000,910
Jones Lang LaSalle, Inc.	52,400	5,226,376
		10,227,286
RESIDENTIAL REITs — 18.4%
Apartment Investment & Management Co., Class A	714,900	$ 18,208,503
AvalonBay Communities, Inc.	353,800	42,484,304
BRE Properties, Inc.	119,000	5,614,420
Camden Property Trust	407,708	23,165,969
Equity Residential	867,600	48,941,316
Essex Property Trust, Inc.	210,384	26,087,616
Post Properties, Inc.	275,800	10,825,150
UDR, Inc.	702,531	17,120,680
		192,447,958
RETAIL REITs — 18.3%
Developers Diversified Realty Corp.	231,278	3,237,892
Equity One, Inc.	177,622	3,333,965
Federal Realty Investment Trust	139,223	11,355,028
General Growth Properties, Inc.(1)	448,936	6,949,529
Glimcher Realty Trust	603,323	5,580,738
Kimco Realty Corp.	681,703	12,502,433
Macerich Co. (The)	409,592	20,287,092
Simon Property Group, Inc.	1,009,474	108,175,234
Taubman Centers, Inc.	385,502	20,655,197
		192,077,108
SPECIALIZED REITs — 27.0%
Extra Space Storage, Inc.	720,926	14,930,377
HCP, Inc.	1,805,873	68,514,822
Health Care REIT, Inc.	719,794	37,745,997
Hersha Hospitality Trust	703,300	4,177,602
Host Hotels & Resorts, Inc.	1,516,468	26,705,002
LaSalle Hotel Properties	340,800	9,201,600
Nationwide Health Properties, Inc.	234,672	9,980,600
Public Storage	652,789	72,400,828
Rayonier, Inc.	181,700	11,321,727
Strategic Hotels & Resorts, Inc.(1)	1,470,245	9,483,080
Ventas, Inc.	347,601	18,874,734
		283,336,369
TOTAL COMMON STOCKS (Cost $739,463,472)		1,044,181,111

12

Shares	Value
Temporary Cash Investments — 1.2%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	80,845	$ 80,845
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/14, valued at $12,647,899), in a joint trading account at 0.07%, dated 3/31/11, due 4/1/11 (Delivery value $12,400,024)		12,400,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,480,845)		12,480,845
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $751,944,317)		1,056,661,956
OTHER ASSETS AND LIABILITIES — (0.9)%		(9,089,294)
TOTAL NET ASSETS — 100.0%		$1,047,572,662

Notes to Schedule of Investments

REIT = Real Estate Investment Trust
(1)  Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (cost of $751,944,317)	$1,056,661,956
Receivable for investments sold	20,546,293
Receivable for capital shares sold	682,251
Dividends and interest receivable	2,094,726
1,079,985,226

Liabilities
Payable for investments purchased	18,586,497
Payable for capital shares redeemed	12,829,932
Accrued management fees	964,982
Distribution and service fees payable	31,153
32,412,564

Net Assets	$1,047,572,662

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,343,044,333
Accumulated net investment loss	(1,919)
Accumulated net realized loss	(600,187,391)
Net unrealized appreciation	304,717,639
$1,047,572,662

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$605,529,093	30,918,792	$19.58
Institutional Class, $0.01 Par Value	$297,739,869	15,174,691	$19.62
A Class, $0.01 Par Value	$141,257,361	7,205,963	$19.60*
B Class, $0.01 Par Value	$87,478	4,495	$19.46
C Class, $0.01 Par Value	$1,595,291	81,897	$19.48
R Class, $0.01 Par Value	$1,363,570	69,756	$19.55

*Maximum offering price $20.80 (net asset value divided by 0.9425)

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $24,248)	$ 18,793,155
Interest	13,227
18,806,382

Expenses:
Management fees	10,786,980
Distribution and service fees:
A Class	340,949
B Class	871
C Class	12,363
R Class	3,581
Directors’ fees and expenses	38,663
Other expenses	62,574
11,245,981

Net investment income (loss)	7,560,401

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment and foreign currency transactions	200,334,854
Change in net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	10,715,797

Net realized and unrealized gain (loss)	211,050,651

Net Increase (Decrease) in Net Assets Resulting from Operations	$218,611,052

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$ 7,560,401	$ 18,091,621
Net realized gain (loss)	200,334,854	47,877,830
Change in net unrealized appreciation (depreciation)	10,715,797	476,236,140
Net increase (decrease) in net assets resulting from operations	218,611,052	542,205,591

Distributions to Shareholders
From net investment income:
Investor Class	(5,541,757)	(12,367,077)
Institutional Class	(2,952,541)	(4,550,792)
A Class	(1,046,525)	(2,618,436)
B Class	(229)	(820)
C Class	(3,154)	(8,551)
R Class	(3,917)	(5,149)
Decrease in net assets from distributions	(9,548,123)	(19,550,825)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(96,616,583)	(138,672,672)

Net increase (decrease) in net assets	112,446,346	383,982,094

Net Assets
Beginning of period	935,126,316	551,144,222
End of period	$1,047,572,662	$ 935,126,316

Accumulated undistributed net investment income (loss)	$(1,919)	$959,281

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund pursues its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.05% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2011 was 1.15% for the Investor Class, A Class, B Class, C Class and R Class and 0.95% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 11% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

19

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, were $2,302,843,029 and $2,388,705,069, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2011		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	150,000,000		125,000,000
Sold	9,936,153	$ 171,304,273	13,756,354	$ 163,922,813
Issued in reinvestment of distributions	293,260	5,155,307	882,720	10,795,798
Redeemed	(15,118,463)	(258,085,198)	(25,186,666)	(300,987,364)
	(4,889,050)	(81,625,618)	(10,547,592)	(126,268,753)
Institutional Class/Shares Authorized	75,000,000		50,000,000
Sold	5,250,292	90,751,885	4,434,279	53,898,381
Issued in reinvestment of distributions	165,593	2,916,541	290,226	3,669,953
Redeemed	(4,792,589)	(84,080,224)	(3,562,186)	(42,977,266)
	623,296	9,588,202	1,162,319	14,591,068
A Class/Shares Authorized	40,000,000		50,000,000
Sold	2,827,581	49,364,023	3,722,369	45,104,605
Issued in reinvestment of distributions	58,754	1,035,857	208,901	2,564,343
Redeemed	(4,408,803)	(76,067,947)	(6,031,790)	(75,038,635)
	(1,522,468)	(25,668,067)	(2,100,520)	(27,369,687)
B Class/Shares Authorized	5,000,000		10,000,000
Sold	290	4,972	2,736	34,074
Issued in reinvestment of distributions	13	229	70	811
Redeemed	(1,598)	(28,164)	(2,216)	(24,955)
	(1,295)	(22,963)	590	9,930
C Class/Shares Authorized	5,000,000		10,000,000
Sold	30,885	544,430	51,478	594,273
Issued in reinvestment of distributions	165	2,914	621	7,537
Redeemed	(11,531)	(196,244)	(32,603)	(385,093)
	19,519	351,100	19,496	216,717
R Class/Shares Authorized	5,000,000		10,000,000
Sold	46,748	851,148	21,462	271,578
Issued in reinvestment of distributions	218	3,871	401	5,031
Redeemed	(5,337)	(94,256)	(10,050)	(128,556)
	41,629	760,763	11,813	148,053
Net increase (decrease)	(5,728,369)	$ (96,616,583)	(11,453,894)	$(138,672,672)

20

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$1,044,181,111	—	—
Temporary Cash Investments	80,845	$12,400,000	—
Total Value of Investment Securities	$1,044,261,956	$12,400,000	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and  March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$9,548,123	$19,550,825
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$834,369,853
Gross tax appreciation of investments	$228,750,267
Gross tax depreciation of investments	(6,458,164)
Net tax appreciation (depreciation) of investments	$222,292,103
Accumulated capital losses	$(517,761,855)
Currency loss deferral	$(1,919)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(50,561,948) and $(467,199,907) expire in 2017 and 2018, respectively.

The currency loss deferral represents net foreign currency losses incurred in the five-month period ended March 31, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

22

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$15.79	$7.80	$21.67	$31.37	$29.00
Income From Investment Operations
Net Investment Income (Loss)(1)	0.13	0.28	0.46	0.43	0.53
Net Realized and Unrealized Gain (Loss)	3.83	8.01	(13.91)	(5.53)	5.70
Total From Investment Operations	3.96	8.29	(13.45)	(5.10)	6.23
Distributions
From Net Investment Income	(0.17)	(0.30)	(0.42)	(0.51)	(0.49)
From Net Realized Gains	—	—	—	(4.09)	(3.37)
Total Distributions	(0.17)	(0.30)	(0.42)	(4.60)	(3.86)
Net Asset Value, End of Period	$19.58	$15.79	$7.80	$21.67	$31.37

Total Return(2)	25.19%	107.30%	(62.80)%	(16.60)%	22.02%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.16%	1.16%	1.15%	1.14%	1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.76%	2.24%	2.87%	1.60%	1.72%
Portfolio Turnover Rate	238%	236%	109%	153%	197%
Net Assets, End of Period (in thousands)	$605,529	$565,463	$361,510	$864,011	$1,590,428

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$15.81	$7.81	$21.71	$31.41	$29.03
Income From Investment Operations
Net Investment Income (Loss)(1)	0.17	0.30	0.50	0.48	0.59
Net Realized and Unrealized Gain (Loss)	3.84	8.03	(13.94)	(5.54)	5.71
Total From Investment Operations	4.01	8.33	(13.44)	(5.06)	6.30
Distributions
From Net Investment Income	(0.20)	(0.33)	(0.46)	(0.55)	(0.55)
From Net Realized Gains	—	—	—	(4.09)	(3.37)
Total Distributions	(0.20)	(0.33)	(0.46)	(4.64)	(3.92)
Net Asset Value, End of Period	$19.62	$15.81	$7.81	$21.71	$31.41

Total Return(2)	25.48%	107.71%	(62.73)%	(16.44)%	22.27%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.96%	0.96%	0.95%	0.94%	0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.96%	2.44%	3.07%	1.80%	1.92%
Portfolio Turnover Rate	238%	236%	109%	153%	197%
Net Assets, End of Period (in thousands)	$297,740	$230,109	$104,565	$200,982	$379,044

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$15.81	$7.81	$21.69	$31.41	$29.04
Income From Investment Operations
Net Investment Income (Loss)(2)	0.09	0.24	0.42	0.36	0.45
Net Realized and Unrealized Gain (Loss)	3.83	8.02	(13.94)	(5.53)	5.71
Total From Investment Operations	3.92	8.26	(13.52)	(5.17)	6.16
Distributions
From Net Investment Income	(0.13)	(0.26)	(0.36)	(0.46)	(0.42)
From Net Realized Gains	—	—	—	(4.09)	(3.37)
Total Distributions	(0.13)	(0.26)	(0.36)	(4.55)	(3.79)
Net Asset Value, End of Period	$19.60	$15.81	$7.81	$21.69	$31.41

Total Return(3)	24.92%	106.76%	(62.88)%	(16.84)%	21.70%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.41%	1.41%	1.40%	1.39%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.51%	1.99%	2.62%	1.35%	1.47%
Portfolio Turnover Rate	238%	236%	109%	153%	197%
Net Assets, End of Period (in thousands)	$141,257	$138,037	$84,568	$253,419	$488,277

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

25

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.74	$7.77	$21.62	$29.12
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.04)	0.16	0.37	0.14
Net Realized and Unrealized Gain (Loss)	3.81	7.97	(13.93)	(3.42)
Total From Investment Operations	3.77	8.13	(13.56)	(3.28)
Distributions
From Net Investment Income	(0.05)	(0.16)	(0.29)	(0.13)
From Net Realized Gains	—	—	—	(4.09)
Total Distributions	(0.05)	(0.16)	(0.29)	(4.22)
Net Asset Value, End of Period	$19.46	$15.74	$7.77	$21.62

Total Return(3)	23.95%	105.35%	(63.17)%	(11.57)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.16%	2.16%	2.15%	2.14	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.24)%	1.24%	1.87%	1.17	%(4)
Portfolio Turnover Rate	238%	236%	109%	153	%(5)
Net Assets, End of Period (in thousands)	$87	$91	$40	$33

(1)	September 28, 2007 (commencement of sale) through March 31, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

26

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.75	$7.78	$21.62	$29.12
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.04)	0.14	0.35	0.13
Net Realized and Unrealized Gain (Loss)	3.82	7.99	(13.90)	(3.41)
Total From Investment Operations	3.78	8.13	(13.55)	(3.28)
Distributions
From Net Investment Income	(0.05)	(0.16)	(0.29)	(0.13)
From Net Realized Gains	—	—	—	(4.09)
Total Distributions	(0.05)	(0.16)	(0.29)	(4.22)
Net Asset Value, End of Period	$19.48	$15.75	$7.78	$21.62

Total Return(3)	24.00%	105.21%	(63.12)%	(11.57)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.16%	2.16%	2.15%	2.14	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.24)%	1.24%	1.87%	1.15	%(4)
Portfolio Turnover Rate	238%	236%	109%	153	%(5)
Net Assets, End of Period (in thousands)	$1,595	$983	$334	$62

(1)	September 28, 2007 (commencement of sale) through March 31, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

27

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008(1)
Per-Share Data
Net Asset Value, Beginning of Period	$15.78	$7.79	$21.65	$29.12
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06	0.21	0.44	0.19
Net Realized and Unrealized Gain (Loss)	3.81	8.01	(13.96)	(3.41)
Total From Investment Operations	3.87	8.22	(13.52)	(3.22)
Distributions
From Net Investment Income	(0.10)	(0.23)	(0.34)	(0.16)
From Net Realized Gains	—	—	—	(4.09)
Total Distributions	(0.10)	(0.23)	(0.34)	(4.25)
Net Asset Value, End of Period	$19.55	$15.78	$7.79	$21.65

Total Return(3)	24.60%	106.38%	(62.98)%	(11.37)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.66%	1.66%	1.65%	1.64	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.26%	1.74%	2.37%	1.65	%(4)
Portfolio Turnover Rate	238%	236%	109%	153	%(5)
Net Assets, End of Period (in thousands)	$1,364	$444	$127	$26

(1)	September 28, 2007 (commencement of sale) through March 31, 2008.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
of American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real Estate Fund of American Century Capital Portfolios, Inc., as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 18, 2011

29

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010 and June 30, 2010, to vote on the following proposals.  Each proposal received the required number of votes and was adopted.  A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	371,289,598
	Against:	6,062,537
	Abstain:	10,928,353
	Broker Non-Vote:	67,639,103

Institutional Class	For:	98,232,018
	Against:	3,590,737
	Abstain:	8,824,170
	Broker Non-Vote:	4,048,259

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital
Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

30

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	62	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	62	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	62	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	62	Saia, Inc. and Entertainment Properties Trust

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	62	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	62	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	62	Rudolph Technologies, Inc.

Interested Director
Jonathan S. Thomas (1963)	Interested Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	102	None

32

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2011.

For corporate taxpayers, the fund hereby designates $179,615, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2011 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71442   1105

ANNUAL REPORT               MARCH 31, 2011

Small Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	33
Proxy Voting Results	34
Management	35
Additional Information	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

With an existing vacancy and several directors approaching retirement age over the next few years, your American Century Investments Kansas City-based mutual fund board of directors recently addressed board succession planning. The board developed a succession plan and conducted an extensive search that yielded two new members who will join the board in 2011.

As part of the planning process, the board referred to the criteria for potential new directors set forth in its director nomination policy adopted in 2009. A nomination process generated more than 20 candidates whose credentials were reviewed by the board’s Governance Committee. Six candidates were selected by the committee for telephone interviews. Three were then chosen for in person interviews.

The committee recommended, and the full board approved, the addition of Jan Lewis, currently the President and Chief Executive Officer of Catholic Charities of Northeast Kansas, to fill the vacant board seat and the addition as an advisory director of Stephen E. Yates, who recently retired as Executive Vice President, Technology and Operations at Keycorp of Cleveland, Ohio. Mr. Yates will serve in an advisory capacity for 12-18 months before becoming an active director. Both of these additions bring operating management experience and unique perspectives to our various tasks.

We look forward to the contributions of our new directors to our efforts as shareholder representatives and thank the Governance Committee for their thorough search process.

If you have comments, suggestions or questions send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

U.S. Stocks Enjoyed Double-Digit Gains

Thanks to a sharp rally during the last six months, the U.S. stock market enjoyed solid gains for the one-year period ended March 31, 2011. The market’s upward trajectory was fueled by renewed investor confidence in a sustainable economic recovery.

The period started on a down note as the U.S. economic expansion that began in mid-2009 started to lose momentum. Signs of slowing economic growth in the second and third quarters of 2010, along with intensifying sovereign debt problems in Europe, raised the possibility of a “double-dip” recession (a recession followed by a brief recovery and then another recession). Uncertain economic expectations led to a broad stock decline and increased market volatility during the first half of the 12-month period.

However, stocks rebounded during the last six months of the period as the clouded economic outlook came into sharper focus. As the Federal Reserve implemented a second round of quantitative easing measures, economic data steadily improved, most notably in the labor market, which produced six straight months of positive job growth. Furthermore, corporate profit growth remained robust as cost-cutting efforts at many companies during the 2008–09 recession translated into substantial operating leverage as economic activity increased. As a result, the equity market rallied sharply throughout the last half of the 12-month period, overcoming some challenges in early 2011, including growing unrest in the Middle East and an earthquake and tsunami in Japan.

Value Stocks Underperformed

Although stocks rallied across the board, smaller-company issues and growth-oriented companies were the best performers (see the table below). Growth shares outpaced value amid increased demand for economically sensitive stocks, which tend to be congregated in growth-oriented sectors of the market. In addition, investors’ higher appetite for risk during the latter half of the period favored growth stocks.

Another factor contributing to the underperformance of value stocks was the financials sector (the largest weighting in most value indices), which posted the lowest return of any sector in the market. Continued weakness in the housing market and regulatory uncertainty weighed on the shares of financial companies.

U.S. Stock Index Returns
For the 12 months ended March 31, 2011
Russell 1000 Index (Large-Cap)	16.69%	Russell 2000 Index (Small-Cap)	25.79%
Russell 1000 Growth Index	18.26%	Russell 2000 Growth Index	31.04%
Russell 1000 Value Index	15.15%	Russell 2000 Value Index	20.63%
Russell Midcap Index	24.27%
Russell Midcap Growth Index	26.60%
Russell Midcap Value Index	22.26%

4

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	19.06%	6.31%	11.33%	12.35%	7/31/98
Russell 2000 Value Index	—	20.63%	2.23%	9.01%	8.51%	—
Institutional Class	ACVIX	19.30%	6.51%	11.53%	13.14%	10/26/98
A Class(1) No sales charge* With sales charge*	ACSCX	18.63% 11.79%	6.02% 4.77%	11.06% 10.41%	13.49% 12.90%	12/31/99
C Class	ASVNX	17.85%	—	—	22.18%	3/1/10
R Class	ASVRX	18.36%	—	—	22.81%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2001

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.42%	1.22%	1.67%	2.42%	1.92%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Ben Giele and James Pitman

Performance Summary

Small Cap Value returned 19.06%* for the 12 months ended March 31, 2011. By comparison, its benchmark, the Russell 2000 Value Index, returned 20.63%. The fund’s returns reflect operating expenses while the index’s returns do not. The Lipper Small-Cap Value Funds Index, which includes operating expenses, returned 23.34%.**

Despite significant volatility at both ends of the reporting period, stocks posted strong gains. As the U.S. economy continued its slow recovery, investors digested the implications of several dramatic events, including the sovereign debt crisis in Europe, the oil spill in the Gulf of Mexico, turmoil in the Middle East, and the earthquake, tsunami and, nuclear disaster in Japan. Higher-risk stocks were in favor as fears of a double-dip recession eased. At the same time, investors continued to favor higher-yielding securities because of very low interest rates. Growth stocks outperformed their value counterparts across the capitalization spectrum with the strongest outperformance among small-cap names. In this environment, Small Cap Value posted positive performance in absolute terms in nine of the 10 sectors in which it was invested. On a relative basis, the portfolio was hindered by its positions in the consumer discretionary, industrials, and materials sectors. Investments in the information technology and energy sectors were advantageous.

We carefully manage this portfolio for long-term results. Since Small Cap Value’s inception on July 31, 1998, the portfolio has produced an average annual return of 12.35%, outpacing the returns of the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index for the same period (see performance information on pages 5-6 or in footnotes below).

Consumer Discretionary Detracted

In consumer discretionary, the second-weakest sector in the benchmark, the portfolio’s mix of diversified consumer services companies hampered relative performance. Key detractors were Corinthian Colleges and Lincoln Educational Services Corp., which are post-secondary career-oriented education companies. Both names sank on worries that U.S. regulators would impose tighter regulations on student loans. We also believe profits could be pressured as a result of rising delinquency rates by students.

*	All fund returns referenced in this commentary are for Investor Class shares.

**
The Lipper Small-Cap Value Funds Index returned 3.88%, 10.12% and 9.20% for five-year, ten-year and since inception periods ended March 31, 2011, respectively. Data provided by Lipper Inc. – A Reuters Company. © 2011 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

7

Industrials Slowed Results

Although an overweight in the industrials sector was advantageous, Small Cap Value did not own any equipment rental companies, including United Rentals, RSC Holdings or H&E Equipment Services. This hampered relative performance when these stocks recorded substantial gains during the reporting period.

In addition, as we rotated out of more expensive stocks and into out-of-favor names, the portfolio’s relative results were dampened by holdings in the aerospace and defense and the construction and engineering industries. A notable detractor was Granite Construction, a well-capitalized builder of highways, dams, airport infrastructure, and mass transit facilities. Although Granite has faced increased competition for government construction projects, we expect it to continue benefiting from increased government infrastructure spending. A position in Curtiss-Wright Corp. also slowed relative progress. Curtiss-Wright derives significant revenue from commercial nuclear energy and its share price suffered as the outlook dimmed for a U.S. nuclear energy renaissance.

Information Technology Contributed

Strong stock selection across the information technology sector added to relative results. The software industry was a significant source of strength. Sybase, a maker of mobile and database software, was a notable contributor. Its shares increased on news that software company SAP AG agreed to buy it for approximately $5.8 billion. The acquisition was completed during the reporting period.

Quest Software, a developer of enterprise management solutions, was another key contributor. The company continued to execute well on its business plan. It has experienced solid top-line revenue growth and successfully trimmed expenses, resulting in better-than-expected profitability.

Energy Boosted Performance

The energy sector contributed to results on both an absolute and relative basis. The portfolio benefited from its complement of oil and gas companies, especially oil exploration names. A top contributor was W&T Offshore, which benefited from the lifting of the drilling moratorium in the Gulf of Mexico. Another portfolio holding, Mariner Energy, was acquired by independent oil and gas producer Apache Corp.

Outlook

We continue to be bottom-up investment managers, building the portfolio one stock at a time, a process that results in exposure to market segments based on the attractiveness of individual companies in terms of their valuation and fundamentals. As of March 31, 2011, the portfolio is broadly diversified, with larger positions than the benchmark in the consumer discretionary, information technology, and industrials sectors. Our fundamental analysis and valuation work is also directing us toward a smaller relative weighting in financials and utilities stocks.

8

Fund Characteristics

MARCH 31, 2011
Top Ten Holdings	% of net assets
Curtiss-Wright Corp.	1.2%
Granite Construction, Inc.	1.1%
HCC Insurance Holdings, Inc.	1.1%
Aspen Insurance Holdings Ltd., Series AHL, 5.625% (Conv. Pref.)	1.0%
Overseas Shipholding Group, Inc.	1.0%
iShares Russell 2000 Value Index Fund	0.9%
Alliant Techsystems, Inc.	0.8%
Plexus Corp.	0.8%
Young Innovations, Inc.	0.8%
Quest Software, Inc.	0.7%

Top Five Industries	% of net assets
Commercial Banks	8.2%
Real Estate Investment Trusts (REITs)	8.1%
Oil, Gas & Consumable Fuels	5.9%
Insurance	4.2%
Specialty Retail	4.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	94.7%
Convertible Preferred Stocks	2.0%
Preferred Stocks	0.5%
Total Equity Exposure	97.2%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	(0.3)%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 - 3/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,207.60	$6.77	1.23%
Institutional Class	$1,000	$1,208.80	$5.67	1.03%
A Class	$1,000	$1,204.80	$8.14	1.48%
C Class	$1,000	$1,201.00	$12.24	2.23%
R Class	$1,000	$1,203.40	$9.50	1.73%
Hypothetical
Investor Class	$1,000	$1,018.80	$6.19	1.23%
Institutional Class	$1,000	$1,019.80	$5.19	1.03%
A Class	$1,000	$1,017.55	$7.44	1.48%
C Class	$1,000	$1,013.81	$11.20	2.23%
R Class	$1,000	$1,016.31	$8.70	1.73%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2011

	Shares	Value
Common Stocks — 94.7%
AEROSPACE & DEFENSE — 3.0%
AAR Corp.(1)	215,000	$5,959,800
Alliant Techsystems, Inc.	285,000	20,140,950
Ceradyne, Inc.(1)	80,000	3,606,400
Curtiss-Wright Corp.	840,000	29,517,600
Esterline Technologies Corp.(1)	65,000	4,596,800
Moog, Inc., Class A(1)	165,000	7,575,150
Triumph Group, Inc.	40,000	3,538,000
		74,934,700
AIRLINES — 0.9%
Alaska Air Group, Inc.(1)	100,000	6,342,000
Allegiant Travel Co.	100,000	4,381,000
JetBlue Airways Corp.(1)	1,400,000	8,778,000
SkyWest, Inc.	215,000	3,637,800
		23,138,800
AUTO COMPONENTS — 0.9%
American Axle & Manufacturing Holdings, Inc.(1)	825,000	10,386,750
Cooper Tire & Rubber Co.	140,000	3,605,000
Dana Holding Corp.(1)	200,000	3,478,000
Standard Motor Products, Inc.	385,000	5,324,550
		22,794,300
BEVERAGES — 0.2%
Primo Water Corp.(1)	420,000	5,145,000
BUILDING PRODUCTS — 0.2%
Apogee Enterprises, Inc.	205,000	2,703,950
Simpson Manufacturing Co., Inc.	100,000	2,946,000
		5,649,950
CAPITAL MARKETS — 4.0%
Apollo Investment Corp.	1,425,000	17,185,500
Ares Capital Corp.	370,000	6,253,000
Artio Global Investors, Inc.	630,000	10,180,800
BlackRock Kelso Capital Corp.	495,000	5,014,350
Calamos Asset Management, Inc., Class A	185,000	3,069,150
Fifth Street Finance Corp.	450,000	6,007,500
Hercules Technology Growth Capital, Inc.	760,000	8,360,000
HFF, Inc., Class A(1)	250,000	3,760,000
Investment Technology Group, Inc.(1)	185,000	3,365,150
Knight Capital Group, Inc., Class A(1)	350,000	4,690,000
MCG Capital Corp.	775,000	5,037,500
PennantPark Investment Corp.	795,000	9,476,400
Piper Jaffray Cos.(1)	145,000	6,007,350
Prospect Capital Corp.	385,000	4,700,850
TradeStation Group, Inc.(1)	1,020,000	7,160,400
		100,267,950
CHEMICALS — 1.9%
A. Schulman, Inc.	155,000	3,831,600
Arch Chemicals, Inc.	85,000	3,535,150
Cytec Industries, Inc.	65,000	3,534,050
Georgia Gulf Corp.(1)	140,000	5,180,000
H.B. Fuller Co.	295,000	6,336,600
Minerals Technologies, Inc.	70,000	4,796,400
Olin Corp.	175,000	4,011,000
OM Group, Inc.(1)	135,000	4,932,900
Sensient Technologies Corp.	125,000	4,480,000
W.R. Grace & Co.(1)	165,000	6,317,850
		46,955,550
COMMERCIAL BANKS — 8.2%
American National Bankshares, Inc.	195,000	4,389,450
Associated Banc-Corp.	510,000	7,573,500
BancorpSouth, Inc.	325,000	5,021,250
BOK Financial Corp.	170,000	8,785,600
Boston Private Financial Holdings, Inc.	1,000,000	7,070,000
Community Bank System, Inc.	155,000	3,761,850
Cullen/Frost Bankers, Inc.	80,000	4,721,600
CVB Financial Corp.	365,000	3,398,150
East West Bancorp., Inc.	140,000	3,074,400
F.N.B. Corp.	605,000	6,376,700
First Commonwealth Financial Corp.	390,000	2,671,500
First Horizon National Corp.	1,540,000	17,263,400
First Interstate Bancsystem, Inc.	255,000	3,468,000
First Midwest Bancorp., Inc.	425,000	5,010,750
First Republic Bank(1)	155,000	4,791,050
FirstMerit Corp.	525,000	8,956,500
Fulton Financial Corp.	1,050,000	11,665,500
Heritage Financial Corp.(1)	435,000	6,163,950
IBERIABANK Corp.	120,000	7,215,600
Lakeland Financial Corp.	275,000	6,237,000
MB Financial, Inc.	215,000	4,506,400
National Bankshares, Inc.	135,000	3,901,500

12

Shares	Value
Old National Bancorp.	440,000	$4,716,800
Pacific Continental Corp.	376,784	3,839,429
Park Sterling Corp.(1)	985,000	4,777,250
Sterling Bancshares, Inc.	375,000	3,228,750
Synovus Financial Corp.	2,400,000	5,760,000
TCF Financial Corp.	400,000	6,344,000
Trico Bancshares	315,000	5,137,650
Trustmark Corp.	215,000	5,035,300
Umpqua Holdings Corp.	440,000	5,033,600
United Bankshares, Inc.	160,000	4,243,200
Washington Banking Co.	260,000	3,666,000
Webster Financial Corp.	450,000	9,643,500
Wintrust Financial Corp.	185,000	6,798,750
		204,247,879
COMMERCIAL SERVICES & SUPPLIES — 1.5%
Brink’s Co. (The)	150,000	4,966,500
IESI-BFC Ltd.	390,000	9,894,300
Metalico, Inc.(1)	875,000	5,442,500
SYKES Enterprises, Inc.(1)	525,000	10,379,250
US Ecology, Inc.	435,000	7,582,050
		38,264,600
COMMUNICATIONS EQUIPMENT — 1.0%
Bel Fuse, Inc., Class B	230,000	5,062,300
Blue Coat Systems, Inc.(1)	120,000	3,379,200
DG FastChannel, Inc.(1)	110,000	3,544,200
Emulex Corp.(1)	350,000	3,734,500
Netgear, Inc.(1)	110,000	3,568,400
Tellabs, Inc.	1,150,000	6,026,000
		25,314,600
COMPUTERS & PERIPHERALS — 0.9%
Electronics for Imaging, Inc.(1)	400,000	5,884,000
Lexmark International, Inc., Class A(1)	305,000	11,297,200
QLogic Corp.(1)	340,000	6,307,000
		23,488,200
CONSTRUCTION & ENGINEERING — 2.0%
Comfort Systems USA, Inc.	260,000	3,658,200
EMCOR Group, Inc.(1)	305,000	9,445,850
Granite Construction, Inc.	1,005,000	28,240,500
Pike Electric Corp.(1)	755,000	7,187,600
		48,532,150
CONSTRUCTION MATERIALS — 0.4%
Martin Marietta Materials, Inc.	40,000	3,586,800
Texas Industries, Inc.	115,000	5,201,450
		8,788,250
CONTAINERS & PACKAGING — 0.6%
Silgan Holdings, Inc.	195,000	$7,437,300
Sonoco Products Co.	235,000	8,514,050
		15,951,350
DISTRIBUTORS — 0.2%
Core-Mark Holding Co., Inc.(1)	150,000	4,957,500
DIVERSIFIED — 1.2%
iShares Russell 2000 Index Fund	75,000	6,312,750
iShares Russell 2000 Value Index Fund	300,000	22,614,000
		28,926,750
DIVERSIFIED CONSUMER SERVICES — 0.1%
Regis Corp.	190,000	3,370,600
DIVERSIFIED FINANCIAL SERVICES — 0.2%
Compass Diversified Holdings	410,000	6,043,400
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
Atlantic Tele-Network, Inc.	195,000	7,252,050
Vonage Holdings Corp.(1)	875,000	3,990,000
		11,242,050
ELECTRIC UTILITIES — 2.0%
Central Vermont Public Service Corp.	280,000	6,521,200
Great Plains Energy, Inc.	715,000	14,314,300
IDACORP, Inc.	95,000	3,619,500
Portland General Electric Co.	580,000	13,786,600
Unitil Corp.	215,000	5,065,400
Westar Energy, Inc.	230,000	6,076,600
		49,383,600
ELECTRICAL EQUIPMENT — 1.8%
Belden, Inc.	100,000	3,755,000
Brady Corp., Class A	415,000	14,811,350
Encore Wire Corp.	485,000	11,804,900
Hubbell, Inc., Class B	55,000	3,906,650
LSI Industries, Inc.	575,000	4,163,000
Regal-Beloit Corp.	50,000	3,691,500
Thomas & Betts Corp.(1)	60,000	3,568,200
		45,700,600
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.4%
Benchmark Electronics, Inc.(1)	345,000	6,544,650
Electro Scientific Industries, Inc.(1)	485,000	8,419,600
Littelfuse, Inc.	65,000	3,711,500
Methode Electronics, Inc.	380,000	4,590,400
Park Electrochemical Corp.	210,000	6,772,500

13

Shares	Value
PC Connection, Inc.(1)	245,000	$2,170,700
Plexus Corp.(1)	560,000	19,633,600
Rogers Corp.(1)	80,000	3,604,800
Tech Data Corp.(1)	75,000	3,814,500
		59,262,250
ENERGY EQUIPMENT & SERVICES — 2.5%
Bristow Group, Inc.(1)	125,000	5,912,500
Cal Dive International, Inc.(1)	900,000	6,282,000
Complete Production Services, Inc.(1)	315,000	10,020,150
Global Industries Ltd.(1)	375,000	3,671,250
Helix Energy Solutions Group, Inc.(1)	360,000	6,192,000
Key Energy Services, Inc.(1)	485,000	7,541,750
North American Energy Partners, Inc.(1)	295,000	3,637,350
Tetra Technologies, Inc.(1)	735,000	11,319,000
Unit Corp.(1)	100,000	6,195,000
		60,771,000
FOOD & STAPLES RETAILING — 0.9%
Casey’s General Stores, Inc.	95,000	3,705,000
Ruddick Corp.	95,000	3,666,050
Village Super Market, Inc., Class A	130,000	3,783,000
Weis Markets, Inc.	270,000	10,924,200
		22,078,250
FOOD PRODUCTS — 1.1%
Dole Food Co., Inc.(1)	315,000	4,293,450
Farmer Bros. Co.	260,000	3,151,200
Ralcorp Holdings, Inc.(1)	145,000	9,922,350
Seneca Foods Corp., Class A(1)	105,000	3,136,350
TreeHouse Foods, Inc.(1)	115,000	6,540,050
		27,043,400
GAS UTILITIES — 0.9%
AGL Resources, Inc.	95,000	3,784,800
Atmos Energy Corp.	120,000	4,092,000
Chesapeake Utilities Corp.	170,000	7,075,400
WGL Holdings, Inc.	210,000	8,190,000
		23,142,200
HEALTH CARE EQUIPMENT & SUPPLIES — 1.4%
Cutera, Inc.(1)	460,000	3,942,200
ICU Medical, Inc.(1)	115,000	5,034,700
Utah Medical Products, Inc.(2)	170,000	4,919,800
Young Innovations, Inc.(2)	625,000	19,625,000
		33,521,700
HEALTH CARE PROVIDERS & SERVICES — 4.0%
Alliance HealthCare Services, Inc.(1)	1,440,000	6,364,800
Almost Family, Inc.(1)	40,000	1,505,600
AMERIGROUP Corp.(1)	90,000	5,782,500
Amsurg Corp.(1)	205,000	5,215,200
Assisted Living Concepts, Inc., Class A(1)	95,000	3,718,300
Chemed Corp.	55,000	3,663,550
Community Health Systems, Inc.(1)	90,000	3,599,100
Health Management Associates, Inc., Class A(1)	370,000	4,033,000
Healthspring, Inc.(1)	193,468	7,229,899
Kindred Healthcare, Inc.(1)	140,000	3,343,200
LifePoint Hospitals, Inc.(1)	145,000	5,826,100
Lincare Holdings, Inc.	250,000	7,415,000
Magellan Health Services, Inc.(1)	85,000	4,171,800
National Healthcare Corp.	280,000	13,017,200
Owens & Minor, Inc.	415,000	13,479,200
Sun Healthcare Group, Inc.(1)	260,000	3,658,200
U.S. Physical Therapy, Inc.	265,000	5,920,100
		97,942,749
HOTELS, RESTAURANTS & LEISURE — 2.3%
Bally Technologies, Inc.(1)	285,000	10,787,250
Bob Evans Farms, Inc.	150,000	4,890,000
Brinker International, Inc.	245,000	6,198,500
Buffalo Wild Wings, Inc.(1)	80,000	4,354,400
Jack in the Box, Inc.(1)	260,000	5,896,800
Orient-Express Hotels Ltd., Class A(1)	295,000	3,649,150
Red Robin Gourmet Burgers, Inc.(1)	235,000	6,321,500
Ruby Tuesday, Inc.(1)	215,000	2,818,650
Vail Resorts, Inc.(1)	150,000	7,314,000
WMS Industries, Inc.(1)	140,000	4,949,000
		57,179,250
HOUSEHOLD DURABLES — 0.9%
CSS Industries, Inc.	210,000	3,958,500
Ethan Allen Interiors, Inc.	155,000	3,394,500
Furniture Brands International, Inc.(1)	1,375,000	6,256,250
Helen of Troy Ltd.(1)	110,000	3,234,000
M.D.C. Holdings, Inc.	180,000	4,563,000
		21,406,250
INDUSTRIAL CONGLOMERATES — 0.1%
Tredegar Corp.	170,000	3,668,600

14

Shares	Value
INSURANCE — 3.2%
Alterra Capital Holdings Ltd.	385,000	$8,600,900
American Equity Investment Life Holding Co.	255,000	3,345,600
Aspen Insurance Holdings Ltd.	350,000	9,646,000
Baldwin & Lyons, Inc., Class B	225,000	5,269,500
Hanover Insurance Group, Inc. (The)	135,000	6,108,750
HCC Insurance Holdings, Inc.	895,000	28,022,450
Platinum Underwriters Holdings Ltd.	155,000	5,903,950
ProAssurance Corp.(1)	125,000	7,921,250
United Fire & Casualty Co.	175,000	3,536,750
		78,355,150
INTERNET SOFTWARE & SERVICES — 0.5%
Internap Network Services Corp.(1)	1,400,000	9,198,000
RealNetworks, Inc.(1)	1,150,000	4,278,000
		13,476,000
IT SERVICES — 1.6%
Cass Information Systems, Inc.	60,000	2,357,400
DST Systems, Inc.	265,000	13,997,300
Euronet Worldwide, Inc.(1)	205,000	3,962,650
NeuStar, Inc., Class A(1)	195,000	4,988,100
Total System Services, Inc.	825,000	14,866,500
		40,171,950
LEISURE EQUIPMENT & PRODUCTS — 0.2%
Arctic Cat, Inc.(1)	290,000	4,509,500
LIFE SCIENCES TOOLS & SERVICES — 0.2%
Pharmaceutical Product Development, Inc.	170,000	4,710,700
MACHINERY — 2.5%
Actuant Corp., Class A	115,000	3,335,000
Altra Holdings, Inc.(1)	335,000	7,912,700
Barnes Group, Inc.	160,000	3,340,800
Briggs & Stratton Corp.	225,000	5,096,250
Colfax Corp.(1)	160,000	3,672,000
Douglas Dynamics, Inc.	125,000	1,782,500
Dynamic Materials Corp.	90,000	2,515,500
FreightCar America, Inc.(1)	90,000	2,925,900
Lincoln Electric Holdings, Inc.	50,000	3,796,000
Mueller Industries, Inc.	265,000	9,704,300
Mueller Water Products, Inc., Class A	1,500,000	6,720,000
Oshkosh Corp.(1)	140,000	4,953,200
Robbins & Myers, Inc.	145,000	6,668,550
		62,422,700
MARINE — 0.9%
Alexander & Baldwin, Inc.	90,000	4,108,500
Diana Shipping, Inc.(1)	1,085,000	12,846,400
Genco Shipping & Trading Ltd.(1)	400,000	4,308,000
		21,262,900
MEDIA — 2.2%
Belo Corp., Class A(1)	525,000	4,625,250
E.W. Scripps Co. (The), Class A(1)	1,265,000	12,523,500
Entercom Communications Corp., Class A(1)	525,000	5,785,500
Entravision Communications Corp., Class A(1)	2,615,000	7,086,650
Gannett Co., Inc.	250,000	3,807,500
Harte-Hanks, Inc.	280,000	3,332,000
Journal Communications, Inc., Class A(1)	750,000	4,500,000
Knology, Inc.(1)	275,000	3,550,250
LIN TV Corp., Class A(1)	1,427,592	8,465,621
		53,676,271
METALS & MINING — 2.4%
Century Aluminum Co.(1)	255,000	4,763,400
Coeur d’Alene Mines Corp.(1)	250,000	8,695,000
Commercial Metals Co.	340,000	5,871,800
Haynes International, Inc.	70,000	3,881,500
Hecla Mining Co.(1)	960,000	8,716,800
Kaiser Aluminum Corp.	65,000	3,201,250
Materion Corp.(1)	75,000	3,060,000
Royal Gold, Inc.	65,000	3,406,000
RTI International Metals, Inc.(1)	110,000	3,426,500
Schnitzer Steel Industries, Inc., Class A	55,000	3,575,550
Thompson Creek Metals Co., Inc.(1)	590,000	7,398,600
Worthington Industries, Inc.	170,000	3,556,400
		59,552,800
MULTILINE RETAIL — 0.9%
Big Lots, Inc.(1)	250,000	10,857,500
Dillard’s, Inc., Class A	110,000	4,413,200
Fred’s, Inc., Class A	530,000	7,059,600
		22,330,300
MULTI-UTILITIES — 1.5%
Avista Corp.	215,000	4,972,950
Black Hills Corp.	155,000	5,183,200
MDU Resources Group, Inc.	635,000	14,585,950
NorthWestern Corp.	150,000	4,545,000
Vectren Corp.	270,000	7,344,000
		36,631,100

15

Shares	Value
OFFICE ELECTRONICS — 0.2%
Zebra Technologies Corp., Class A(1)	120,000	$4,708,800
OIL, GAS & CONSUMABLE FUELS — 5.9%
Berry Petroleum Co., Class A	195,000	9,837,750
Bill Barrett Corp.(1)	230,000	9,179,300
DHT Holdings, Inc.	865,000	4,160,650
Forest Oil Corp.(1)	140,000	5,296,200
Frontier Oil Corp.	170,000	4,984,400
Goodrich Petroleum Corp.(1)	270,000	5,999,400
International Coal Group, Inc.(1)	410,000	4,633,000
James River Coal Co.(1)	155,000	3,746,350
Nordic American Tanker Shipping	560,000	13,910,400
Overseas Shipholding Group, Inc.	750,000	24,105,000
Patriot Coal Corp.(1)	330,000	8,523,900
Penn Virginia Corp.	705,000	11,956,800
Petroleum Development Corp.(1)	165,000	7,921,650
Rosetta Resources, Inc.(1)	55,000	2,614,700
SandRidge Energy, Inc.(1)	275,000	3,520,000
Swift Energy Co.(1)	355,000	15,151,400
Tesoro Corp.(1)	135,000	3,622,050
W&T Offshore, Inc.	140,000	3,190,600
Western Refining, Inc.(1)	210,000	3,559,500
		145,913,050
PAPER & FOREST PRODUCTS — 0.5%
Buckeye Technologies, Inc.	165,000	4,492,950
KapStone Paper and Packaging Corp.(1)	295,000	5,065,150
P.H. Glatfelter Co.	275,000	3,663,000
		13,221,100
PERSONAL PRODUCTS — 0.5%
Nu Skin Enterprises, Inc., Class A	245,000	7,043,750
Prestige Brands Holdings, Inc.(1)	390,000	4,485,000
		11,528,750
PHARMACEUTICALS — 1.0%
Impax Laboratories, Inc.(1)	245,000	6,235,250
Medicis Pharmaceutical Corp., Class A	245,000	7,849,800
ViroPharma, Inc.(1)	520,000	10,348,000
		24,433,050
PROFESSIONAL SERVICES — 1.3%
CDI Corp.	335,000	4,954,650
Heidrick & Struggles International, Inc.	325,000	9,044,750
Kforce, Inc.(1)	335,000	6,130,500
Korn/Ferry International(1)	310,000	6,903,700
Mistras Group, Inc.(1)	335,000	5,765,350
		32,798,950
REAL ESTATE INVESTMENT TRUSTS (REITs) — 7.3%
American Campus Communities, Inc.	185,000	6,105,000
American Capital Agency Corp.	270,000	7,867,800
Ashford Hospitality Trust, Inc.	335,000	3,691,700
Associated Estates Realty Corp.	540,000	8,575,200
Capstead Mortgage Corp.	285,000	3,642,300
CBL & Associates Properties, Inc.	275,000	4,790,500
Chimera Investment Corp.	2,800,000	11,088,000
CommonWealth REIT	135,000	3,505,950
CreXus Investment Corp.	240,306	2,744,294
DCT Industrial Trust, Inc.	945,000	5,244,750
Duke Realty Corp.	350,000	4,903,500
First Industrial Realty Trust, Inc.(1)	415,000	4,934,350
First Potomac Realty Trust	365,000	5,748,750
Getty Realty Corp.	165,000	3,775,200
Government Properties Income Trust	355,000	9,535,300
Hatteras Financial Corp.	320,000	8,998,400
Healthcare Realty Trust, Inc.	155,000	3,518,500
Highwoods Properties, Inc.	215,000	7,527,150
Inland Real Estate Corp.	325,000	3,100,500
Kilroy Realty Corp.	200,000	7,766,000
Lexington Realty Trust	265,000	2,477,750
Mack-Cali Realty Corp.	110,000	3,729,000
Medical Properties Trust, Inc.	260,000	3,008,200
MFA Financial, Inc.	1,150,000	9,430,000
National Health Investors, Inc.	70,000	3,354,400
National Retail Properties, Inc.	340,000	8,884,200
Omega Healthcare Investors, Inc.	205,000	4,579,700
Piedmont Office Realty Trust, Inc., Class A	200,000	3,882,000
PS Business Parks, Inc.	90,000	5,214,600

16

Shares	Value
Sabra Health Care REIT, Inc.	235,000	4,138,350
Saul Centers, Inc.	60,000	2,673,000
Urstadt Biddle Properties, Inc., Class A	200,000	3,804,000
Washington Real Estate Investment Trust	195,000	6,062,550
Winthrop Realty Trust	320,000	3,920,000
		182,220,894
ROAD & RAIL — 0.6%
Arkansas Best Corp.	165,000	4,276,800
Old Dominion Freight Line, Inc.(1)	112,500	3,947,625
Werner Enterprises, Inc.	275,000	7,279,250
		15,503,675
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.6%
Cymer, Inc.(1)	70,000	3,960,600
Formfactor, Inc.(1)	355,000	3,656,500
Integrated Device Technology, Inc.(1)	975,000	7,185,750
Intersil Corp., Class A	650,000	8,092,500
MKS Instruments, Inc.	90,000	2,997,000
National Semiconductor Corp.	675,000	9,679,500
Novellus Systems, Inc.(1)	165,000	6,126,450
Photronics, Inc.(1)	390,000	3,498,300
Sigma Designs, Inc.(1)	475,000	6,151,250
Standard Microsystems Corp.(1)	355,000	8,754,300
Verigy Ltd.(1)	240,000	3,381,600
		63,483,750
SOFTWARE — 2.2%
Cadence Design Systems, Inc.(1)	370,000	3,607,500
JDA Software Group, Inc.(1)	145,000	4,387,700
Lawson Software, Inc.(1)	340,000	4,114,000
Motricity, Inc.(1)	250,000	3,757,500
Quest Software, Inc.(1)	690,000	17,519,100
S1 Corp.(1)	1,425,000	9,519,000
Websense, Inc.(1)	460,000	10,566,200
		53,471,000
SPECIALTY RETAIL — 4.1%
Aeropostale, Inc.(1)	255,000	6,201,600
American Eagle Outfitters, Inc.	450,000	7,150,500
Ascena Retail Group, Inc.(1)	190,000	6,157,900
Brown Shoe Co., Inc.	550,000	6,721,000
Cabela’s, Inc.(1)	160,000	4,001,600
Cato Corp. (The), Class A	196,152	4,805,724
Charming Shoppes, Inc.(1)	950,000	4,047,000
Christopher & Banks Corp.	940,000	6,091,200
Coldwater Creek, Inc.(1)	1,475,000	3,894,000
Collective Brands, Inc.(1)	385,000	8,308,300
Finish Line, Inc. (The), Class A	265,000	5,260,250
Genesco, Inc.(1)	235,000	9,447,000
Group 1 Automotive, Inc.	85,000	3,638,000
Men’s Wearhouse, Inc. (The)	235,000	6,359,100
Penske Automotive Group, Inc.(1)	90,000	1,801,800
PEP Boys-Manny Moe & Jack	215,000	2,732,650
RadioShack Corp.	825,000	12,383,250
Stage Stores, Inc.	170,000	3,267,400
		102,268,274
TEXTILES, APPAREL & LUXURY GOODS — 0.6%
Culp, Inc.(1)	490,000	4,547,200
Jones Group, Inc. (The)	345,000	4,743,750
True Religion Apparel, Inc.(1)	225,000	5,280,750
		14,571,700
THRIFTS & MORTGAGE FINANCE — 2.8%
BankUnited, Inc.	230,000	6,603,300
Brookline Bancorp., Inc.	350,000	3,685,500
Capitol Federal Financial, Inc.	1,085,000	12,227,950
First Financial Holdings, Inc.	440,000	4,976,400
First Financial Northwest, Inc.(1)	710,000	4,047,000
First Niagara Financial Group, Inc.	600,000	8,148,000
Flushing Financial Corp.	265,000	3,948,500
Kaiser Federal Financial Group, Inc.	330,000	4,059,000
Oritani Financial Corp.	335,000	4,247,800
PMI Group, Inc. (The)(1)	1,150,000	3,105,000
Provident Financial Services, Inc.	450,000	6,660,000
Radian Group, Inc.	550,000	3,745,500
Washington Federal, Inc.	275,000	4,768,500
		70,222,450
TRADING COMPANIES & DISTRIBUTORS — 0.6%
GATX Corp.	95,000	3,672,700
Kaman Corp.	110,000	3,872,000
Lawson Products, Inc.	265,000	6,105,600
		13,650,300
WATER UTILITIES — 0.2%
Artesian Resources Corp., Class A	237,688	4,632,539
TOTAL COMMON STOCKS (Cost $1,931,324,315)		2,348,841,081

17

Shares	Value
Convertible Preferred Stocks — 2.0%
INSURANCE — 1.0%
Aspen Insurance Holdings Ltd., Series AHL, 5.625%	480,112	$25,767,611
LEISURE EQUIPMENT & PRODUCTS — 0.2%
Callaway Golf Co., Series B, 7.50%	45,000	5,277,285
MEDIA — 0.2%
LodgeNet Interactive Corp., 10.00%(3)	3,555	4,354,875
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Entertainment Properties Trust, Series E, 9.00%	155,000	4,282,650
Lexington Realty Trust, Series C, 6.50%	75,000	3,201,750
		7,484,400
TOBACCO — 0.3%
Universal Corp., 6.75%	6,000	6,457,320
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $43,670,076)		49,341,491
Preferred Stocks — 0.5%
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
DuPont Fabros Technology, Inc., Series A, 7.875%	140,106	3,509,655
National Retail Properties, Inc., Series C, 7.375%	285,000	7,196,250
PS Business Parks, Inc., Series O, 7.375%	107,340	2,699,601
TOTAL PREFERRED STOCKS(Cost $12,724,907)		13,405,506
Temporary Cash Investments — 3.1%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	66,326	66,326
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 1/31/14, valued at $78,641,373), in a joint trading account at 0.07%, dated 3/31/11, due 4/1/11 (Delivery value $77,100,150)		77,100,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $77,166,326)		77,166,326
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $2,064,885,624)		2,488,754,404
OTHER ASSETS AND LIABILITIES — (0.3)%		(8,284,906)
TOTAL NET ASSETS — 100.0%		$2,480,469,498

Notes to Schedule of Investments

(1)	Non-income producing.
(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $4,354,875, which represented 0.2% of total net assets.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities — unaffiliated, at value (cost of $2,046,913,071)	$2,464,209,604
Investment securities — affiliated, at value (cost of $17,972,553)	24,544,800
Total investment securities, at value (cost of $2,064,885,624)	2,488,754,404
Receivable for investments sold	19,951,155
Receivable for capital shares sold	1,632,147
Dividends and interest receivable	4,981,952
2,515,319,658

Liabilities
Payable for investments purchased	28,051,192
Payable for capital shares redeemed	4,353,499
Accrued management fees	2,336,619
Distribution and service fees payable	108,850
34,850,160

Net Assets	$2,480,469,498

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,034,178,394
Undistributed net investment income	181,767
Undistributed net realized gain	22,240,557
Net unrealized appreciation	423,868,780
$2,480,469,498

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,096,617,499	115,711,612	$9.48
Institutional Class, $0.01 Par Value	$861,880,601	90,548,980	$9.52
A Class, $0.01 Par Value	$516,973,555	54,759,908	$9.44*
C Class, $0.01 Par Value	$58,671	6,222	$9.43
R Class, $0.01 Par Value	$4,939,172	522,029	$9.46

*	Maximum offering price $10.02 (net asset value divided by 0.9425)

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Dividends (including $3,791,658 from affiliates and net of foreign taxes withheld of $24,223)	$48,230,579
Interest	65,112
48,295,691
Expenses:
Management fees	24,769,758
Distribution and service fees:
A Class	1,134,369
C Class	314
R Class	10,042
Directors’ fees and expenses	89,710
Other expenses	46,838
26,051,031

Net investment income (loss)	22,244,660

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (including $(13,340,930) from affiliates)	286,958,789
Change in net unrealized appreciation (depreciation) on investments	79,895,526

Net realized and unrealized gain (loss)	366,854,315

Net Increase (Decrease) in Net Assets Resulting from Operations	$389,098,975

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$22,244,660	$23,127,195
Net realized gain (loss)	286,958,789	139,774,597
Change in net unrealized appreciation (depreciation)	79,895,526	563,558,090
Net increase (decrease) in net assets resulting from operations	389,098,975	726,459,882

Distributions to Shareholders
From net investment income:
Investor Class	(6,926,961)	(11,478,460)
Institutional Class	(6,428,297)	(7,667,831)
A Class	(2,495,132)	(4,934,355)
C Class	(42)	—
R Class	(9,025)	—
Decrease in net assets from distributions	(15,859,457)	(24,080,646)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	132,084,281	379,590,623

Net increase (decrease) in net assets	505,323,799	1,081,969,859

Net Assets
Beginning of period	1,975,145,699	893,175,840
End of period	$2,480,469,498	$1,975,145,699

Undistributed net investment income	$181,767	—

See Notes to Financial Statements.

21

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in stocks of smaller market capitalization companies that management believes to be undervalued at the time of purchase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the C Class and R Class commenced on March 1, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

22

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

23

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2011 was 1.23% for the Investor Class, A Class and C Class, 1.03% for the Institutional Class and 1.22% for the R Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%.The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2011 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

24

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, were $2,154,807,651 and $2,049,580,734, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2011		Year ended March 31, 2010(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	34,957,443	$291,161,149	46,301,934	$308,457,745
Issued in reinvestment of distributions	775,767	6,541,679	1,843,406	11,250,741
Redeemed	(30,451,138)	(252,735,029)	(26,949,571)	(180,987,009)
	5,282,072	44,967,799	21,195,769	138,721,477
Institutional Class/Shares Authorized	270,000,000		210,000,000
Sold	28,024,318	234,934,340	37,975,594	265,921,659
Issued in reinvestment of distributions	661,970	5,582,538	1,126,179	6,962,827
Redeemed	(19,435,931)	(161,546,370)	(12,731,092)	(89,566,167)
	9,250,357	78,970,508	26,370,681	183,318,319
A Class/Shares Authorized	190,000,000		190,000,000
Sold	11,642,949	96,129,611	18,114,015	123,055,287
Issued in reinvestment of distributions	235,973	2,000,259	644,442	3,882,759
Redeemed	(11,441,531)	(94,285,463)	(10,338,333)	(69,437,219)
	437,391	3,844,407	8,420,124	57,500,827
C Class/Shares Authorized	5,000,000		20,000,000
Sold	2,965	26,617	3,289	25,000
Issued in reinvestment of distributions	5	42	—	—
Redeemed	(37)	(330)	—	—
	2,933	26,329	3,289	25,000
R Class/Shares Authorized	5,000,000		20,000,000
Sold	545,619	4,514,218	3,289	25,000
Issued in reinvestment of distributions	1,005	9,025	—	—
Redeemed	(27,884)	(248,005)	—	—
	518,740	4,275,238	3,289	25,000
Net increase (decrease)	15,491,493	$132,084,281	55,993,152	$379,590,623

(1)	March 1, 2010 (commencement of sale) through March 31, 2010 for the C Class and R Class.

25

6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2011 follows:

	March 31, 2010					March 31, 2011
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Cutera, Inc.(1)(2)	690,000	$1,127,793	$3,603,086	$116,031	—	460,000	(2)
Hampton Roads Bankshares, Inc.(1)(2)	355,000	1,871,130	4,579,672	(3,881,985)	—	—	—
Mercer Insurance Group, Inc.(2)	361,253	768,803	6,264,668	5,155,150	$117,283	—	—
Ulticom, Inc.(2)	577,353	699,334	17,936,646	(15,222,644)	2,611,700	—	—
Utah Medical Products, Inc.	155,000	555,642	149,438	(12,665)	286,675	170,000	$4,919,800
Young Innovations, Inc.	679,235	2,899,925	4,394,129	505,183	776,000	625,000	19,625,000
		$7,922,627	$36,927,639	$(13,340,930)	$3,791,658		$24,544,800

(1)	Non-income producing.
(2)	Company was not an affiliate at March 31, 2011.

7. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$2,348,841,081	—	—
Convertible Preferred Stocks	—	$49,341,491	—
Preferred Stocks	—	13,405,506	—
Temporary Cash Investments	66,326	77,100,000	—
Total Value of Investment Securities	$2,348,907,407	$139,846,997	—

26

8. Risk Factors

The fund generally invests in smaller companies which may be more volatile, and subject to greater short-term risk than those of larger companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$15,859,457	$24,080,646
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,140,065,254
Gross tax appreciation of investments	$388,948,588
Gross tax depreciation of investments	(40,259,438)
Net tax appreciation (depreciation) of investments	$348,689,150
Undistributed ordinary income	$181,767
Accumulated long-term gains	$97,420,187

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

27

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$8.02	$4.70	$7.02	$10.01	$10.45
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.11	0.12	0.09	0.06
Net Realized and Unrealized Gain (Loss)	1.43	3.33	(2.31)	(1.16)	0.87
Total From Investment Operations	1.52	3.44	(2.19)	(1.07)	0.93
Distributions
From Net Investment Income	(0.06)	(0.12)	(0.11)	(0.09)	(0.04)
From Net Realized Gains	—	—	(0.02)	(1.83)	(1.33)
Total Distributions	(0.06)	(0.12)	(0.13)	(1.92)	(1.37)
Net Asset Value, End of Period	$9.48	$8.02	$4.70	$7.02	$10.01

Total Return(2)	19.06%	73.93%	(31.69)%	(12.22)%	9.38%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(3)	1.24%	1.25%	1.25%	1.26%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.03%	1.60%	1.93%	1.01%	0.57%
Portfolio Turnover Rate	99%	104%	192%	123%	121%
Net Assets, End of Period (in thousands)	$1,096,617	$885,942	$419,206	$732,968	$1,261,392

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

28

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$8.05	$4.71	$7.04	$10.03	$10.47
Income From Investment Operations
Net Investment Income (Loss)(1)	0.10	0.12	0.13	0.11	0.08
Net Realized and Unrealized Gain (Loss)	1.44	3.35	(2.32)	(1.17)	0.87
Total From Investment Operations	1.54	3.47	(2.19)	(1.06)	0.95
Distributions
From Net Investment Income	(0.07)	(0.13)	(0.12)	(0.10)	(0.06)
From Net Realized Gains	—	—	(0.02)	(1.83)	(1.33)
Total Distributions	(0.07)	(0.13)	(0.14)	(1.93)	(1.39)
Net Asset Value, End of Period	$9.52	$8.05	$4.71	$7.04	$10.03

Total Return(2)	19.30%	74.47%	(31.61)%	(12.05)%	9.52%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(3)	1.04%	1.05%	1.05%	1.06%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.23%	1.80%	2.13%	1.21%	0.77%
Portfolio Turnover Rate	99%	104%	192%	123%	121%
Net Assets, End of Period (in thousands)	$861,881	$654,738	$258,902	$370,422	$443,173

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

29

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$8.00	$4.69	$7.00	$10.00	$10.45
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06	0.09	0.10	0.07	0.03
Net Realized and Unrealized Gain (Loss)	1.43	3.32	(2.30)	(1.17)	0.87
Total From Investment Operations	1.49	3.41	(2.20)	(1.10)	0.90
Distributions
From Net Investment Income	(0.05)	(0.10)	(0.09)	(0.07)	(0.02)
From Net Realized Gains	—	—	(0.02)	(1.83)	(1.33)
Total Distributions	(0.05)	(0.10)	(0.11)	(1.90)	(1.35)
Net Asset Value, End of Period	$9.44	$8.00	$4.69	$7.00	$10.00

Total Return(3)	18.63%	73.53%	(31.82)%	(12.51)%	9.10%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(4)	1.49%	1.50%	1.50%	1.51%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.78%	1.35%	1.68%	0.76%	0.32%
Portfolio Turnover Rate	99%	104%	192%	123%	121%
Net Assets, End of Period (in thousands)	$516,974	$434,413	$215,068	$286,227	$434,182

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(4)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

30

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.01	$7.60
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01	—	(3)
Net Realized and Unrealized Gain (Loss)	1.42	0.41
Total From Investment Operations	1.43	0.41
Distributions
From Net Investment Income	(0.01)	—
Net Asset Value, End of Period	$9.43	$8.01

Total Return(4)	17.85%	5.39%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(5)	2.24%	2.25	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.03%	0.72	%(6)
Portfolio Turnover Rate	99%	104	%(7)
Net Assets, End of Period (in thousands)	$59	$26

(1)	March 1, 2010 (commencement of sale) through March 31, 2010.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.
(5)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

31

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.02	$7.60
Income From Investment Operations
Net Investment Income (Loss)(2)	0.06	0.01
Net Realized and Unrealized Gain (Loss)	1.41	0.41
Total From Investment Operations	1.47	0.42
Distributions
From Net Investment Income	(0.03)	—
Net Asset Value, End of Period	$9.46	$8.02

Total Return(3)	18.36%	5.53%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets(4)	1.73%	1.75	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.54%	1.22	%(5)
Portfolio Turnover Rate	99%	104	%(6)
Net Assets, End of Period (in thousands)	$4,939	$26

(1)	March 1, 2010 (commencement of sale) through March 31, 2010.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(4)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

32

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the esponsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 18, 2011

33

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor and A Classes	For:	728,192,514
	Against:	9,189,064
	Abstain:	20,366,072
	Broker Non-Vote:	74,326,672

Institutional Class	For:	367,608,459
	Against:	2,009,710
	Abstain:	1,701,815
	Broker Non-Vote:	10,545,455

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital
Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

34

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	62	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	62	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	62	None

35

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	62	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	62	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	62	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	62	Rudolph Technologies, Inc.

Interested Director
Jonathan S. Thomas (1963)	Interested Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	102	None

36

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2011.

For corporate taxpayers, the fund hereby designates $15,859,457, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2011 as qualified for the corporate dividends received deduction.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71443   1105

ANNUAL REPORT               MARCH 31, 2011

Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	31
Proxy Voting Results	32
Management	33
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

With an existing vacancy and several directors approaching retirement age over the next few years, your American Century Investments Kansas City-based mutual fund board of directors recently addressed board succession planning. The board developed a succession plan and conducted an extensive search that yielded two new members who will join the board in 2011.

As part of the planning process, the board referred to the criteria for potential new directors set forth in its director nomination policy adopted in 2009. A nomination process generated more than 20 candidates whose credentials were reviewed by the board’s Governance Committee. Six candidates were selected by the committee for telephone interviews. Three were then chosen for in person interviews.

The committee recommended, and the full board approved, the addition of Jan Lewis, currently the President and Chief Executive Officer of Catholic Charities of Northeast Kansas, to fill the vacant board seat and the addition as an advisory director of Stephen E. Yates, who recently retired as Executive Vice President, Technology and Operations at Keycorp of Cleveland, Ohio. Mr. Yates will serve in an advisory capacity for 12-18 months before becoming an active director. Both of these additions bring operating management experience and unique perspectives to our various tasks.

We look forward to the contributions of our new directors to our efforts as shareholder representatives and thank the Governance Committee for their thorough search process.

If you have comments, suggestions or questions send them to me at dhpratt@fundboardchair.com.

Best regards,

Don Pratt

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

U.S. Stocks Enjoyed Double-Digit Gains

Thanks to a sharp rally during the last six months, the U.S. stock market enjoyed solid gains for the one-year period ended March 31, 2011. The market’s upward trajectory was fueled by renewed investor confidence in a sustainable economic recovery.

The period started on a down note as the U.S. economic expansion that began in mid-2009 started to lose momentum. Signs of slowing economic growth in the second and third quarters of 2010, along with intensifying sovereign debt problems in Europe, raised the possibility of a “double-dip” recession (a recession followed by a brief recovery and then another recession). Uncertain economic expectations led to a broad stock decline and increased market volatility during the first half of the 12-month period.

However, stocks rebounded during the last six months of the period as the clouded economic outlook came into sharper focus. As the Federal Reserve implemented a second round of quantitative easing measures, economic data steadily improved, most notably in the labor market, which produced six straight months of positive job growth. Furthermore, corporate profit growth remained robust as cost-cutting efforts at many companies during the 2008–09 recession translated into substantial operating leverage as economic activity increased. As a result, the equity market rallied sharply throughout the last half of the 12-month period, overcoming some challenges in early 2011, including growing unrest in the Middle East and an earthquake and tsunami in Japan.

Value Stocks Underperformed

Although stocks rallied across the board, smaller-company issues and growth-oriented companies were the best performers (see the table below). Growth shares outpaced value amid increased demand for economically sensitive stocks, which tend to be congregated in growth-oriented sectors of the market. In addition, investors’ higher appetite for risk during the latter half of the period favored growth stocks.

Another factor contributing to the underperformance of value stocks was the financials sector (the largest weighting in most value indices), which posted the lowest return of any sector in the market. Continued weakness in the housing market and regulatory uncertainty weighed on the shares of financial companies.

U.S. Stock Index Returns
For the 12 months ended March 31, 2011
Russell 1000 Index (Large-Cap)	16.69%	Russell 2000 Index (Small-Cap)	25.79%
Russell 1000 Growth Index	18.26%	Russell 2000 Growth Index	31.04%
Russell 1000 Value Index	15.15%	Russell 2000 Value Index	20.63%
Russell Midcap Index	24.27%
Russell Midcap Growth Index	26.60%
Russell Midcap Value Index	22.26%

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	12.84%	2.36%	6.09%	9.44%	9/1/93
Russell 3000 Value Index	—	15.60%	1.43%	4.87%	8.79%(1)	—
S&P 500 Index	—	15.65%	2.62%	3.29%	8.21%(1)	—
Lipper Multi-Cap Value Index	—	15.37%	1.27%	4.53%	7.98%(1)	—
Institutional Class	AVLIX	13.05%	2.57%	6.31%	6.51%	7/31/97
A Class(2) No sales charge* With sales charge*	TWADX	12.57% 6.08%	2.11% 0.90%	5.82% 5.20%	7.56% 7.12%	10/2/96
B Class No sales charge* With sales charge*	ACBVX	11.87% 7.87%	1.35% 1.16%	— —	6.89% 6.89%	1/31/03
C Class	ACLCX	11.96%	1.36%	—	4.14%	6/4/01
R Class	AVURX	12.29%	1.86%	—	2.51%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 8/31/93, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and edemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2001
Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and edemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, and Phil Davidson

Performance Summary

Value returned 12.84%* for the 12 months ended March 31, 2011. By comparison, the Lipper Multi-Cap Value Index returned 15.37% while the average return for Morningstar’s Large Cap Value category (its performance, like Value’s, reflects operating expenses) was 14.16%.** Two market indices—the Russell 3000 Value Index (the fund’s benchmark) and the S&P 500 Index—returned 15.60% and 15.65%, respectively. The fund’s return reflects operating expenses, while the indices’ returns do not.

Despite significant volatility at both ends of the reporting period, stocks posted strong gains. As the U.S. economy continued its slow recovery, investors digested the implications of several dramatic events, including the sovereign debt crisis in Europe, the oil spill in the Gulf of Mexico, turmoil in the Middle East, and the earthquake, tsunami, and nuclear disaster in Japan. Higher-risk stocks were in favor as fears of a double-dip recession eased. At the same time, investors continued to favor higher-yielding securities because of very low interest rates. Growth stocks outperformed their value counterparts across the capitalization spectrum. In this environment, Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in all ten of the sectors represented in the benchmark index. On a relative basis, the portfolio was hampered by its positions in the energy and consumer discretionary sectors. Investments in the financials and health care sectors were advantageous.

We carefully manage this portfolio for long-term results. Since Value’s inception on September 1, 1993, the portfolio has produced an average annual return of 9.44%, topping the returns for that period for the Lipper Multi-Cap Value Index, Morningstar’s Large Cap Value category average, the Russell 3000 Value Index, and the S&P 500 Index (see the performance information on pages 5 – 6 or in footnotes below).

Energy Slowed Progress

Although an overweight in the strongly performing energy sector boosted results, the portfolio was hindered by its underweight in energy equipment and services stocks. Value did not own oil services company National Oilwell Varco, which was up 97% in the benchmark. Security selection among large, integrated oil and gas companies also slowed results. A top detractor was French oil company Total SA, which is not represented in the benchmark. Investors have been disappointed with the company’s operational performance. Its share price is also highly correlated with the movements of French stock market, which underperformed the U.S. stock market during the reporting period.

*	All fund returns referenced in this commentary are for Investor Class shares.

**
The average returns for Morningstar’s Large Cap Value category were 1.65% and 4.13% for the five- and ten-year periods ended March 31, 2011, respectively, and 7.84% from October 1, 1993, the date nearest the Investor Class’s inception for which data are available, through March 31, 2011. © Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Consumer Discretionary Detracted

The portfolio’s mix of consumer discretionary stocks dampened relative results. Value was underweight media companies based on our belief that long-term secular pressures, such as changing technology and consumer preferences, would continue to weigh on their performance. However, the media industry posted strong gains on improving advertising revenues, driven by the economic recovery and the turnaround in the U.S. auto market. The portfolio was also hampered by a position in Japanese automaker Toyota Motor Corp., which underperformed U.S. automakers.

Specialty retailing provided notable detractor Staples. The largest U.S. office supply retailer reported disappointing earnings as a result of winter storm disruptions and the promotional efforts of its competitors. Its profits were also hurt by weakness in white-collar employment.

Financials Contributed

An underweight position and strong stock selection in financials contributed to Value’s relative results. In particular, the portfolio benefited from our focus on the less-volatile names in the insurance industry, such as Marsh & McLennan Companies. The global insurance broker reported an increase in profits, announced the sale of its risk consulting unit, and resolved a lawsuit related its investment consulting division.

Health Care Added to Results

Security selection in the health care sector enhanced relative results. The portfolio was overweight Beckman Coulter, a manufacturer of diagnostic testing instruments and consumables. Its shares declined during 2010 in response to quality control issues in its testing business, and we took advantage of the price weakness to add to the portfolio’s position. The holding benefited Value when Beckman agreed to be purchased by Danaher Corp. at a premium over its share price.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of March 31, 2011, we see opportunities in consumer staples and health care, reflected by overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward relative underweights in materials, energy, and utilities stocks.

Fund Characteristics

MARCH 31, 2011
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.7%
Johnson & Johnson	3.2%
Total SA	2.9%
Pfizer, Inc.	2.9%
Chevron Corp.	2.8%
AT&T, Inc.	2.8%
Procter & Gamble Co. (The)	2.7%
General Electric Co.	2.6%
Northern Trust Corp.	2.4%
Kraft Foods, Inc., Class A	2.2%

Top Five Industries	% of net assets
Oil, Gas & Consumable Fuels	11.2%
Pharmaceuticals	9.4%
Insurance	8.4%
Capital Markets	5.3%
Diversified Financial Services	5.3%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.8%
Foreign Common Stocks*	9.4%
Total Common Stocks	98.2%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	0.3%

*   Includes depositary shares, dual listed securities and foreign ordinary shares.

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 – 3/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,145.00	$5.35	1.00%
Institutional Class	$1,000	$1,148.00	$4.28	0.80%
A Class	$1,000	$1,145.70	$6.69	1.25%
B Class	$1,000	$1,140.80	$10.67	2.00%
C Class	$1,000	$1,141.90	$10.68	2.00%
R Class	$1,000	$1,142.10	$8.01	1.50%
Hypothetical
Investor Class	$1,000	$1,019.95	$5.04	1.00%
Institutional Class	$1,000	$1,020.94	$4.03	0.80%
A Class	$1,000	$1,018.70	$6.29	1.25%
B Class	$1,000	$1,014.96	$10.05	2.00%
C Class	$1,000	$1,014.96	$10.05	2.00%
R Class	$1,000	$1,017.45	$7.54	1.50%

*
Expenses are equal to class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2011

	Shares	Value
Common Stocks — 98.2%
AEROSPACE & DEFENSE — 0.5%
Huntington Ingalls Industries, Inc.(1)	24,507	$ 1,017,027
Northrop Grumman Corp.	147,040	9,220,878
		10,237,905
AIR FREIGHT & LOGISTICS — 0.2%
United Parcel Service, Inc., Class B	70,060	5,206,859
AIRLINES — 0.3%
Southwest Airlines Co.	433,390	5,473,716
AUTOMOBILES — 1.8%
General Motors Co.(1)	314,420	9,756,453
Honda Motor Co. Ltd.	226,800	8,520,678
Toyota Motor Corp.	476,100	19,174,501
		37,451,632
BEVERAGES — 1.0%
PepsiCo, Inc.	331,070	21,324,219
CAPITAL MARKETS — 5.3%
Charles Schwab Corp. (The)	168,490	3,037,875
Franklin Resources, Inc.	50,760	6,349,061
Goldman Sachs Group, Inc. (The)	158,490	25,115,910
Morgan Stanley	334,320	9,133,622
Northern Trust Corp.	1,024,840	52,010,630
State Street Corp.	402,950	18,108,573
		113,755,671
COMMERCIAL BANKS — 5.1%
Comerica, Inc.	587,090	21,557,945
Commerce Bancshares, Inc.	298,090	12,054,759
PNC Financial Services Group, Inc.	158,030	9,954,310
U.S. Bancorp.	1,624,200	42,927,606
Wells Fargo & Co.	698,450	22,140,865
		108,635,485
COMMERCIAL SERVICES & SUPPLIES — 3.3%
Avery Dennison Corp.	135,170	5,671,733
Cintas Corp.	310,440	9,397,019
Republic Services, Inc.	1,468,670	44,118,847
Waste Management, Inc.	314,780	11,753,885
		70,941,484
COMMUNICATIONS EQUIPMENT — 0.7%
Cisco Systems, Inc.	613,780	10,526,327
Nokia Oyj ADR	628,100	5,345,131
		15,871,458
COMPUTERS & PERIPHERALS — 1.5%
Diebold, Inc.	177,960	6,310,462
Hewlett-Packard Co.	470,390	19,271,878
QLogic Corp.(1)	308,240	5,717,852
		31,300,192
CONSTRUCTION MATERIALS — 0.1%
Martin Marietta Materials, Inc.	23,300	2,089,311
CONTAINERS & PACKAGING — 0.6%
Bemis Co., Inc.	377,720	12,392,993
DIVERSIFIED FINANCIAL SERVICES — 5.3%
Bank of America Corp.	2,371,990	31,618,627
JPMorgan Chase & Co.	1,713,830	79,007,563
McGraw-Hill Cos., Inc. (The)	47,750	1,881,350
		112,507,540
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.9%
AT&T, Inc.	1,948,470	59,623,182
Qwest Communications International, Inc.	580,180	3,962,629
TELUS Corp.	226,670	11,589,512
Verizon Communications, Inc.	198,540	7,651,732
		82,827,055
ELECTRIC UTILITIES — 2.9%
American Electric Power Co., Inc.	661,390	23,241,245
IDACORP, Inc.	28,170	1,073,277
NV Energy, Inc.	322,080	4,795,771
Westar Energy, Inc.	1,233,020	32,576,388
		61,686,681
ELECTRICAL EQUIPMENT — 1.2%
Emerson Electric Co.	51,430	3,005,055
Hubbell, Inc., Class B	193,500	13,744,305
Thomas & Betts Corp.(1)	151,310	8,998,406
		25,747,766
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.4%
Molex, Inc.	309,650	7,778,408
ENERGY EQUIPMENT & SERVICES — 0.1%
Baker Hughes, Inc.	28,710	2,108,175
FOOD & STAPLES RETAILING — 2.7%
CVS Caremark Corp.	867,710	29,779,807
Wal-Mart Stores, Inc.	557,660	29,026,203
		58,806,010
FOOD PRODUCTS — 4.9%
ConAgra Foods, Inc.	1,055,950	25,078,813
General Mills, Inc.	260,760	9,530,778

Shares	Value
H.J. Heinz Co.	121,540	$ 5,933,583
Kellogg Co.	198,740	10,727,985
Kraft Foods, Inc., Class A	1,467,060	46,007,002
Unilever NV CVA	252,790	7,926,369
		105,204,530
HEALTH CARE EQUIPMENT & SUPPLIES — 3.1%
Boston Scientific Corp.(1)	2,325,850	16,722,862
CareFusion Corp.(1)	442,960	12,491,472
Medtronic, Inc.	304,880	11,997,028
Zimmer Holdings, Inc.(1)	431,540	26,121,116
		67,332,478
HEALTH CARE PROVIDERS & SERVICES — 2.7%
Aetna, Inc.	362,900	13,583,347
CIGNA Corp.	211,650	9,371,862
LifePoint Hospitals, Inc.(1)	191,570	7,697,282
Quest Diagnostics, Inc.	97,040	5,601,149
UnitedHealth Group, Inc.	471,850	21,327,620
		57,581,260
HOTELS, RESTAURANTS & LEISURE — 1.7%
International Game Technology	543,660	8,823,602
International Speedway Corp., Class A	560,990	16,717,502
Speedway Motorsports, Inc.	642,370	10,265,072
		35,806,176
HOUSEHOLD DURABLES — 0.9%
Toll Brothers, Inc.(1)	270,970	5,357,077
Whirlpool Corp.	166,480	14,210,733
		19,567,810
HOUSEHOLD PRODUCTS — 4.5%
Clorox Co.	91,500	6,411,405
Kimberly-Clark Corp.	491,590	32,086,079
Procter & Gamble Co. (The)	930,980	57,348,368
		95,845,852
INDUSTRIAL CONGLOMERATES — 4.1%
General Electric Co.	2,812,300	56,386,615
Koninklijke Philips Electronics NV(1)	685,270	21,904,618
Tyco International Ltd.	194,540	8,709,556
		87,000,789
INSURANCE — 8.4%
ACE Ltd.	258,950	16,754,065
Allstate Corp. (The)	635,830	20,206,677
Aon Corp.	174,410	9,236,754
Berkshire Hathaway, Inc., Class A(1)	250	31,325,000
Chubb Corp. (The)	103,210	6,327,805
HCC Insurance Holdings, Inc.	545,920	17,092,755
Marsh & McLennan Cos., Inc.	1,031,890	30,760,641
MetLife, Inc.	165,720	7,412,656
Prudential Financial, Inc.	52,790	3,250,808
Transatlantic Holdings, Inc.	364,450	17,737,781
Travelers Cos., Inc. (The)	317,210	18,867,651
		178,972,593
INTERNET & CATALOG RETAIL — 0.4%
Expedia, Inc.	376,010	8,520,387
IT SERVICES — 0.3%
Automatic Data Processing, Inc.	105,450	5,410,640
METALS & MINING — 0.6%
Barrick Gold Corp.	126,630	6,573,363
Newmont Mining Corp.	119,180	6,504,845
		13,078,208
MULTILINE RETAIL — 0.9%
Target Corp.	377,420	18,874,774
MULTI-UTILITIES — 2.1%
PG&E Corp.	583,440	25,776,379
Xcel Energy, Inc.	789,010	18,849,449
		44,625,828
OIL, GAS & CONSUMABLE FUELS — 11.2%
BP plc	774,580	5,641,319
BP plc ADR	48,710	2,150,060
Chevron Corp.	558,840	60,036,181
ConocoPhillips	132,230	10,559,888
Devon Energy Corp.	52,790	4,844,538
EQT Corp.	550,720	27,480,928
Exxon Mobil Corp.	442,570	37,233,414
Imperial Oil Ltd.	331,010	16,914,116
Murphy Oil Corp.	140,590	10,322,118
Total SA	1,023,520	62,307,625
Valero Energy Corp.	91,050	2,715,111
		240,205,298
PAPER & FOREST PRODUCTS — 0.1%
MeadWestvaco Corp.	105,540	3,201,028
PHARMACEUTICALS — 9.4%
Bristol-Myers Squibb Co.	702,310	18,562,053
Eli Lilly & Co.	408,360	14,362,021
Johnson & Johnson	1,152,750	68,300,438
Merck & Co., Inc.	1,186,930	39,180,560
Pfizer, Inc.	3,010,020	61,133,506
		201,538,578
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%
Annaly Capital Management, Inc.	467,000	8,149,150
Host Hotels & Resorts, Inc.	169,850	2,991,058
Weyerhaeuser Co.	349,760	8,604,096
		19,744,304

Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.5%
Applied Materials, Inc.	885,930	$ 13,838,227
Intel Corp.	923,980	18,636,676
		32,474,903
SPECIALTY RETAIL — 2.2%
Lowe’s Cos., Inc.	1,165,010	30,791,214
Staples, Inc.	843,350	16,377,857
		47,169,071
THRIFTS & MORTGAGE FINANCE — 1.0%
Hudson City Bancorp., Inc.	2,225,690	21,544,679
WIRELESS TELECOMMUNICATION SERVICES — 0.4%
Rogers Communications, Inc., Class B	218,570	7,944,721
TOTAL COMMON STOCKS (Cost $1,868,943,786)		2,097,786,467
Temporary Cash Investments — 1.5%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	83,095	83,095
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 0.375%, 10/31/12, valued at $32,979,895), in a joint trading account at 0.06%, dated 3/31/11, due 4/1/11 (Delivery value $32,300,054)		32,300,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $32,383,095)		32,383,095
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $1,901,326,881)		2,130,169,562
OTHER ASSETS AND LIABILITIES — 0.3%		7,123,555
TOTAL NET ASSETS — 100.0%		$2,137,293,117

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
26,255,235	CAD for USD	Bank of America	4/29/11	$ 27,067,254	$(153,852)
50,552,594	EUR for USD	UBS AG	4/29/11	71,613,647	(342,578)
3,732,933	GBP for USD	Bank of America	4/28/11	5,986,879	(12,225)
1,836,237,600	JPY for USD	Bank of America	4/28/11	22,078,442	391,643
				$126,746,222	$(117,012)

(Value on Settlement Date $126,629,210)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CAD = Canadian Dollar
CVA = Certificaten Van Aandelen
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (cost of $1,901,326,881)	$2,130,169,562
Foreign currency holdings, at value (cost of $53,893)	53,893
Receivable for investments sold	15,502,466
Receivable for capital shares sold	1,218,840
Unrealized gain on forward foreign currency exchange contracts	391,643
Dividends and interest receivable	5,226,790
2,152,563,194

Liabilities
Payable for investments purchased	10,279,811
Payable for capital shares redeemed	2,654,331
Unrealized loss on forward foreign currency exchange contracts	508,655
Accrued management fees	1,765,441
Distribution and service fees payable	61,839
15,270,077

Net Assets	$2,137,293,117

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,353,400,764
Undistributed net investment income	5,276,817
Accumulated net realized loss	(450,110,238)
Net unrealized appreciation	228,725,774
$2,137,293,117

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,668,402,534	279,240,976	$5.97
Institutional Class, $0.01 Par Value	$225,949,590	37,775,670	$5.98
A Class, $0.01 Par Value	$214,896,005	35,981,688	$5.97*
B Class, $0.01 Par Value	$2,915,805	488,967	$5.96
C Class, $0.01 Par Value	$7,658,825	1,294,491	$5.92
R Class, $0.01 Par Value	$17,470,358	2,924,000	$5.97

*Maximum offering price $6.33 (net asset value divided by 0.9425)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $459,817)	$57,105,773
Interest	58,755
57,164,528

Expenses:
Management fees	18,258,297
Distribution and service fees:
A Class	427,792
B Class	29,709
C Class	70,955
R Class	56,273
Directors’ fees and expenses	70,413
Other expenses	41,844
18,955,283

Net investment income (loss)	38,209,245

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	135,486,403
Futures contract transactions	411,863
Foreign currency transactions	(5,222,602)
130,675,664

Change in net unrealized appreciation (depreciation) on:
Investments	108,444,500
Translation of assets and liabilities in foreign currencies	(89,760)
108,354,740

Net realized and unrealized gain (loss)	239,030,404

Net Increase (Decrease) in Net Assets Resulting from Operations	$277,239,649

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$38,209,245	$27,929,118
Net realized gain (loss)	130,675,664	2,211,769
Change in net unrealized appreciation (depreciation)	108,354,740	479,060,352
Net increase (decrease) in net assets resulting from operations	277,239,649	509,201,239

Distributions to Shareholders
From net investment income:
Investor Class	(30,338,911)	(22,506,189)
Institutional Class	(4,591,088)	(2,883,160)
A Class	(2,911,109)	(1,666,471)
B Class	(34,586)	(29,104)
C Class	(81,713)	(63,174)
R Class	(190,034)	(49,343)
Decrease in net assets from distributions	(38,147,441)	(27,197,441)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	275,659,606	(52,291,998)

Net increase (decrease) in net assets	514,751,814	429,711,800

Net Assets
Beginning of period	1,622,541,303	1,192,829,503
End of period	$2,137,293,117	$1,622,541,303

Undistributed net investment income	$5,276,817	$2,725,069

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in stocks of companies with small, medium, and large market capitalization that management believes to be undervalued at the time of purchase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2011 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, were $1,622,988,591 and $1,374,812,961, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2011		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,000,000,000		1,000,000,000
Sold	99,542,833	$515,144,572	29,425,799	$136,358,039
Issued in reinvestment of distributions	5,240,675	28,242,944	4,332,822	20,695,344
Redeemed	(61,480,581)	(334,981,493)	(54,362,072)	(252,065,378)
	43,302,927	208,406,023	(20,603,451)	(95,011,995)
Institutional Class/Shares Authorized	125,000,000		125,000,000
Sold	6,984,266	38,504,311	18,656,545	92,085,593
Issued in reinvestment of distributions	850,569	4,591,088	592,396	2,868,474
Redeemed	(9,672,208)	(51,914,026)	(12,054,560)	(53,856,923)
	(1,837,373)	(8,818,627)	7,194,381	41,097,144
A Class/Shares Authorized	150,000,000		100,000,000
Sold	24,506,681	124,332,768	7,643,029	37,535,454
Issued in reinvestment of distributions	318,542	1,710,118	342,437	1,632,715
Redeemed	(10,958,614)	(59,753,401)	(7,768,233)	(37,737,001)
	13,866,609	66,289,485	217,233	1,431,168
B Class/Shares Authorized	5,000,000		20,000,000
Sold	4,323	23,808	20,262	95,773
Issued in reinvestment of distributions	5,849	31,168	5,236	24,541
Redeemed	(111,022)	(614,783)	(132,822)	(634,172)
	(100,850)	(559,807)	(107,324)	(513,858)
C Class/Shares Authorized	5,000,000		10,000,000
Sold	246,108	1,331,424	225,800	1,046,952
Issued in reinvestment of distributions	12,200	64,537	10,522	49,054
Redeemed	(326,335)	(1,750,623)	(308,499)	(1,463,920)
	(68,027)	(354,662)	(72,177)	(367,914)
R Class/Shares Authorized	15,000,000		10,000,000
Sold	4,465,606	23,210,734	580,506	2,693,868
Issued in reinvestment of distributions	35,129	190,034	10,279	49,343
Redeemed	(2,414,937)	(12,703,574)	(345,574)	(1,669,754)
	2,085,798	10,697,194	245,211	1,073,457
Net increase (decrease)	57,249,084	$275,659,606	(13,126,127)	$(52,291,998)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,896,330,833	—	—
Foreign Common Stocks	39,532,175	$161,923,459	—
Temporary Cash Investments	83,095	32,300,000	—
Total Value of Investment Securities	$1,935,946,103	$194,223,459	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(117,012)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$391,643	Unrealized loss on forward foreign currency exchange contracts	$508,655
Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$ 411,863	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(5,212,835)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(90,280)
		$(4,800,972)		$(90,280)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and
March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$38,147,441	$27,197,441
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,974,003,968
Gross tax appreciation of investments	$212,000,215
Gross tax depreciation of investments	(55,834,621)
Net tax appreciation (depreciation) of investments	$156,165,594
Net tax appreciation (depreciation) on derivatives	$105
Net tax appreciation (depreciation)	$156,165,699
Undistributed ordinary income	$5,276,817
Accumulated capital losses	$(377,550,163)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(171,776,370) and $(205,773,793) expire in 2017 and 2018, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.40	$3.80	$5.78	$7.61	$7.18
Income From Investment Operations
Net Investment Income (Loss)(1)	0.11	0.09	0.13	0.12	0.12
Net Realized and Unrealized Gain (Loss)	0.57	1.60	(1.98)	(0.92)	0.93
Total From Investment Operations	0.68	1.69	(1.85)	(0.80)	1.05
Distributions
From Net Investment Income	(0.11)	(0.09)	(0.13)	(0.12)	(0.11)
From Net Realized Gains	—	—	—	(0.91)	(0.51)
Total Distributions	(0.11)	(0.09)	(0.13)	(1.03)	(0.62)
Net Asset Value, End of Period	$5.97	$5.40	$3.80	$5.78	$7.61

Total Return(2)	12.84%	44.84%	(32.34)%	(11.56)%	14.90%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.01%	1.00%	1.00%	1.00%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.05%	1.97%	2.63%	1.65%	1.58%
Portfolio Turnover Rate	76%	62%	91%	152%	140%
Net Assets, End of Period (in thousands)	$1,668,403	$1,274,063	$975,772	$1,707,366	$2,495,067

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.41	$3.81	$5.79	$7.62	$7.19
Income From Investment Operations
Net Investment Income (Loss)(1)	0.12	0.10	0.14	0.13	0.13
Net Realized and Unrealized Gain (Loss)	0.57	1.60	(1.98)	(0.91)	0.94
Total From Investment Operations	0.69	1.70	(1.84)	(0.78)	1.07
Distributions
From Net Investment Income	(0.12)	(0.10)	(0.14)	(0.14)	(0.13)
From Net Realized Gains	—	—	—	(0.91)	(0.51)
Total Distributions	(0.12)	(0.10)	(0.14)	(1.05)	(0.64)
Net Asset Value, End of Period	$5.98	$5.41	$3.81	$5.79	$7.62

Total Return(2)	13.05%	45.01%	(32.14)%	(11.36)%	15.11%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.81%	0.80%	0.80%	0.80%	0.79%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.25%	2.17%	2.83%	1.85%	1.78%
Portfolio Turnover Rate	76%	62%	91%	152%	140%
Net Assets, End of Period (in thousands)	$225,950	$214,112	$123,484	$307,769	$289,536

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.40	$3.80	$5.78	$7.61	$7.18
Income From Investment Operations
Net Investment Income (Loss)(2)	0.10	0.08	0.12	0.10	0.10
Net Realized and Unrealized Gain (Loss)	0.57	1.60	(1.98)	(0.92)	0.93
Total From Investment Operations	0.67	1.68	(1.86)	(0.82)	1.03
Distributions
From Net Investment Income	(0.10)	(0.08)	(0.12)	(0.10)	(0.09)
From Net Realized Gains	—	—	—	(0.91)	(0.51)
Total Distributions	(0.10)	(0.08)	(0.12)	(1.01)	(0.60)
Net Asset Value, End of Period	$5.97	$5.40	$3.80	$5.78	$7.61

Total Return(3)	12.57%	44.47%	(32.51)%	(11.76)%	14.62%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.26%	1.25%	1.25%	1.25%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.80%	1.72%	2.38%	1.40%	1.33%
Portfolio Turnover Rate	76%	62%	91%	152%	140%
Net Assets, End of Period (in thousands)	$214,896	$119,363	$83,254	$191,739	$249,265

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.39	$3.80	$5.78	$7.61	$7.18
Income From Investment Operations
Net Investment Income (Loss)(1)	0.06	0.05	0.08	0.05	0.04
Net Realized and Unrealized Gain (Loss)	0.57	1.59	(1.97)	(0.92)	0.94
Total From Investment Operations	0.63	1.64	(1.89)	(0.87)	0.98
Distributions
From Net Investment Income	(0.06)	(0.05)	(0.09)	(0.05)	(0.04)
From Net Realized Gains	—	—	—	(0.91)	(0.51)
Total Distributions	(0.06)	(0.05)	(0.09)	(0.96)	(0.55)
Net Asset Value, End of Period	$5.96	$5.39	$3.80	$5.78	$7.61

Total Return(2)	11.87%	43.21%	(33.01)%	(12.41)%	13.78%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%	2.00%	2.00%	2.00%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.05%	0.97%	1.63%	0.65%	0.58%
Portfolio Turnover Rate	76%	62%	91%	152%	140%
Net Assets, End of Period (in thousands)	$2,916	$3,182	$2,651	$5,601	$7,740

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.35	$3.77	$5.74	$7.56	$7.14
Income From Investment Operations
Net Investment Income (Loss)(1)	0.06	0.05	0.08	0.05	0.04
Net Realized and Unrealized Gain (Loss)	0.57	1.58	(1.96)	(0.91)	0.93
Total From Investment Operations	0.63	1.63	(1.88)	(0.86)	0.97
Distributions
From Net Investment Income	(0.06)	(0.05)	(0.09)	(0.05)	(0.04)
From Net Realized Gains	—	—	—	(0.91)	(0.51)
Total Distributions	(0.06)	(0.05)	(0.09)	(0.96)	(0.55)
Net Asset Value, End of Period	$5.92	$5.35	$3.77	$5.74	$7.56

Total Return(2)	11.96%	43.29%	(33.06)%	(12.36)%	13.71%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.01%	2.00%	2.00%	2.00%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.05%	0.97%	1.63%	0.65%	0.58%
Portfolio Turnover Rate	76%	62%	91%	152%	140%
Net Assets, End of Period (in thousands)	$7,659	$7,294	$5,414	$11,532	$22,274

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

R Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.40	$3.80	$5.78	$7.61	$7.18
Income From Investment Operations
Net Investment Income (Loss)(1)	0.07	0.07	0.11	0.09	0.08
Net Realized and Unrealized Gain (Loss)	0.58	1.60	(1.98)	(0.92)	0.94
Total From Investment Operations	0.65	1.67	(1.87)	(0.83)	1.02
Distributions
From Net Investment Income	(0.08)	(0.07)	(0.11)	(0.09)	(0.08)
From Net Realized Gains	—	—	—	(0.91)	(0.51)
Total Distributions	(0.08)	(0.07)	(0.11)	(1.00)	(0.59)
Net Asset Value, End of Period	$5.97	$5.40	$3.80	$5.78	$7.61

Total Return(2)	12.29%	44.10%	(32.67)%	(11.98)%	14.34%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.51%	1.50%	1.50%	1.50%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.55%	1.47%	2.13%	1.15%	1.08%
Portfolio Turnover Rate	76%	62%	91%	152%	140%
Net Assets, End of Period (in thousands)	$17,470	$4,527	$2,255	$1,625	$331

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”), as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Fund of American Century Capital Portfolios, Inc. as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 18, 2011

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010 and June 30, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Director to the Board of Directors of American Century Capital Portfolios, Inc. (the proposal was voted on by all shareholders of funds issued by American Century Capital Portfolios, Inc.):

John R. Whitten	For:	8,909,100,602
	Withhold:	464,054,213
	Abstain:	0
	Broker Non-Vote:	0

The other directors whose term of office continued after the meeting include Jonathan S. Thomas, Thomas A. Brown, Andrea C. Hall, James A. Olson, Donald H. Pratt, and M. Jeannine Strandjord.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	915,790,232
	Against:	16,489,908
	Abstain:	53,485,280
	Broker Non-Vote:	68,565,645

Institutional Class	For:	200,216,855
	Against:	353,700
	Abstain:	79,039
	Broker Non-Vote:	1,047,814

Proposal 3:

To approve an amendment to the Articles of Incorporation to limit certain director liability to the extent permitted by Maryland law (the proposal was voted on by all shareholders of funds issued by American Century Capital
Portfolios, Inc.):

For:	7,171,505,354
Against:	434,482,700
Abstain:	468,352,741
Broker Non-Vote:	1,298,814,021

Management

The Board of Directors

The individuals listed below serve as directors of the fund. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	62	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	62	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	62	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	62	Saia, Inc. and Entertainment Properties Trust

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	62	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	62	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	62	Rudolph Technologies, Inc.

Interested Director
Jonathan S. Thomas (1963)	Interested Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	102	None

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2011.

For corporate taxpayers, the fund hereby designates $38,147,441, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2011 as qualified for the corporate dividends received deduction.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71444   1105

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	James A. Olson and Andrea C. Hall are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2010:                    $163,575
FY 2011:                    $179,813

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2010:                    $0
FY 2011:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2010:                    $0
FY 2011:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2010:                    $55,692
FY 2011:                    $61,807

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 27, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 27, 2011